Exhibit 10.20

                           THIRD AMENDED AND RESTATED

                                CREDIT AGREEMENT



                                      Among



                                SCAN-OPTICS, INC.

                                  as Borrower,



                 SCAN-OPTICS LIMITED, SCAN-OPTICS (CANADA), LTD.

                      and the SUBSIDIARIES OF THE BORROWER

                        FROM TIME TO TIME PARTIES HERETO



                                 as Guarantors,



                            THE LENDERS PARTY HERETO,



                                       and



                    PATRIARCH PARTNERS AGENCY SERVICES, LLC,

                                    as Agent





                           Dated as of March 30, 2004

         THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 30, 2004, among SCAN-OPTICS, INC., a Delaware corporation (the "Borrower"), SCAN-OPTICS LIMITED, a United Kingdom company limited by shares ("SOL"), SCAN-OPTICS (CANADA), LTD., a Canadian corporation formed under the Business Corporations Act of Canada ("SOC"; and, together with SOL and the subsidiaries of the Borrower that from time to time become guarantors hereunder, the "Guarantors"), ARK CLO 2000-1, Limited, a Cayman Islands exempted company ("Ark"), ZOHAR CDO 2003-1, Limited, a Cayman Islands exempted company ("Zohar"; and, together with Ark and the several financial institutions and other investors from time to time lenders under this Agreement, the "Lenders"), and PATRIARCH PARTNERS AGENCY SERVICES, LLC, as Agent (the "Agent").

                                    RECITALS

         A. Unless otherwise defined in these Recitals or the Preamble, capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1.1 hereof.

         B. The Borrower and Ark (as assignee of Fleet National Bank, formerly known as BankBoston, N.A.), as a lender, are parties to that certain Second Amended and Restated Loan Agreement, dated as of May 10, 1999 (the "Original Loan Agreement"), as amended pursuant to that certain Amendment and Waiver Agreement, dated as of January 29, 2001 (the "First Amendment"), the Second Amendment and Waiver Agreement, dated as of July 1, 2001 (the "Second Amendment"), the Third Amendment and Waiver Agreement, dated as of September 1, 2001 (the "Third Amendment"), the Fourth Amendment Agreement, dated as of December 31, 2001 (the "Fourth Amendment"), and the Fifth Amendment Agreement, dated as of December 31, 2002 (the "Fifth Amendment"; and, together with the Original Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, collectively, the "Prior Credit Agreement").

         C. Pursuant to the Prior Credit Agreement, Ark, as a lender, has provided Borrower with (i) that certain revolving credit loan in the original principal amount of up to $10,750,000.00 through June 30, 2002 and $10,000,000.00 for the period from July 1, 2002 through the Revolving Credit Maturity Date (as such term is defined in the Prior Credit Agreement), and (ii) that certain term loan in the original principal amount of $2,000,000.00

         D. Prior to giving effect to this Agreement, the outstanding principal amount of the Revolving Credit Loans (as defined in the Prior Credit Agreement) is $7,411,000, and the outstanding principal amount of the Term Loan (as defined in the Prior Credit Agreement) is $1,589,000.00.

         E. Pursuant to certain Unlimited Guaranties, dated as of April 7, 1993, as reaffirmed by a Reaffirmation of Guaranties, dated May 10, 1999, each of SOL and SOC guaranteed all of the obligations and liabilities of the Borrower under the Prior Credit Agreement.

         F. The parties hereto desire to enter into this Agreement to provide for: (i) the restructuring of all outstanding obligations and liabilities under the Prior Credit Agreement (collectively, the "Existing Indebtedness"), such that, among other things the Existing Indebtedness will be refinanced and






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replaced by (a) $9,000,000 of Term Loans and (b) $2,500,000 of Revolving Loans,
and (ii) $2,000,000 of Overadvance Loans; and SOL, SOC and any other Guarantors will enter into Guarantees pursuant to which each of them will guarantee and/or reaffirm the guarantee of the Obligations of the Borrower under this Agreement.

         G. The outstanding shares of Series A redeemable preferred stock, par value $.02 per share, of the Borrower (the "Series A Preferred Stock") held by Ark shall be replaced with shares of Series B redeemable preferred stock, par value $.02 per share, of the Borrower (the "Series B Preferred Stock") on the terms described in the Plan of Reorganization and subject to the consent of Ark (the "Share Exchange").

         H. The Borrower has agreed to secure all of its obligations hereunder by continuing the grant and granting to the Agent, for the benefit of Lenders, a First Priority Lien on all of its assets, including a pledge of shares of the Capital Stock of each of its Subsidiaries.

                                    AGREEMENT

         In consideration of the premises and the mutual covenants and the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Prior Credit Agreement as follows:

                                   ARTICLE I
                                  Defined Terms

Section 1.1 Definitions. As used in this Agreement, including, without limitation, the preamble, recitals, exhibits and schedules hereto, the following terms have the meanings stated:

         "Action" against a Person means an action, suit, litigation, arbitration, investigation, complaint, contest, hearing, inquiry, inquest, audit, examination or other proceeding threatened or pending against or affecting the Person or its property, whether civil, criminal, administrative, investigative or appellate, in law or equity before any arbitrator or Governmental Body.

         "Affiliate" of a Person means any other Person (a) that directly or indirectly controls, is controlled by or is under common control with, the Person or any of its Subsidiaries, (b) that directly or indirectly beneficially owns or holds 5% or more of any class of equity Security or other similar interests of the Person or any of its Subsidiaries or
         (c) 5% or more of the equity Securities of which is directly or indirectly beneficially owned or held by the Person or any of its Subsidiaries. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, agreement or otherwise. Notwithstanding the foregoing, neither Ark nor Zohar (nor any of their Affiliates) shall be an Affiliate of the Borrower or any of its Subsidiaries.




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         "Agent" means Patriarch Partners Agency Services, LLC, together with any successor Agent appointed pursuant to Section 9.8.

         "Aggregate Amounts Due" has the meaning stated in Section 2.12.

         "Agreement" means this Third Amended and Restated Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time.

         "Ark" has the meaning set forth in the Preamble to this Agreement.

         "Asset Sale" means a sale, lease or sublease (as lessor or sublessor), sale and leaseback, assignment, conveyance, transfer or other disposition to, or any exchange of property with, any Person, in one transaction or a series of transactions, of all or any part of Borrower's or any of its Subsidiaries' businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including, without limitation, the Capital Stock of Borrower's Subsidiaries, other than inventory (or other assets) sold or leased in the ordinary course of business.

         "Assignment Agreement" has the meaning stated in Section 11.4(b).

         "Authorized Officer" means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), and such Person's chief financial officer or treasurer.

         "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

         "Borrower" has the meaning stated in the Preamble of this Agreement.

         "Borrowing" means the making of a Loan.

         "Borrowing Date" means the date of a Borrowing.

         "Business Day" means a day other than Saturday or Sunday or other day on which commercial banks in New York, New York are authorized or required by law or other governmental action to close.

         "Capital Expenditures" means amounts paid or indebtedness incurred by the Borrower or any of its Subsidiaries in connection with the purchase or lease by the Borrower or any of its Subsidiaries of assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP.

         "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership





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         interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

         "Cash" means money, currency or a credit balance in any demand or Deposit Account.

         "Certificate of Designations" means the Certificate of Designations, Preferences, Rights and Restrictions for Series B Redeemable Preferred Stock in the form attached hereto as Exhibit 3.1(o)(B).

         "Change of Control" means any one or more of the following events:

                  (i) Any individual, corporation (other than Ark, Zohar, the Borrower or any Subsidiary), partnership, trust, association, pool, syndicate, or any other entity or any group of persons acting in concert becomes the beneficial owner, as that concept is defined in Rule 13d 3 promulgated by the Securities and Exchange Commission under the Exchange Act of securities of the Borrower possessing either (A) thirty percent (30%) or more of the voting power for the election of directors of the Borrower or (B) thirty percent (30%) or more in value of the outstanding equity securities (or the right to acquire thirty (30%) per cent or more) of the Borrower;

                  (ii) There shall be consummated any consolidation, merger, or other business combination involving the Borrower or the securities of the Borrower in which (A) holders of voting securities of the Borrower immediately prior to such consummation own, as a group, immediately after such consummation, voting securities of the Borrower (or, if the Borrower does not survive such transaction, voting securities of the corporation surviving such transaction) having less than fifty percent (50%) of the total voting power in an election of directors of the Borrower (or such other surviving corporation) or (B) holders of equity securities of the Borrower immediately prior to such consummation own, as a group, immediately after such consummation, equity securities of the Borrower (or, if the Borrower does not survive such transaction, voting securities of the corporation surviving such transaction) having less than fifty percent (50%) of the equity securities of the Borrower (or such other surviving corporation);

                  (iii) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the directors of the Borrower cease for any reason other than voluntary resignation, death, disability, retirement or as otherwise provided in the Credit Documents to constitute at least a majority thereof unless the election, or the nomination for election by the Borrower's shareholders, of each new director of the Borrower was approved by (A) a vote of at least two thirds (2/3) of the directors of the Borrower then still in office who were directors of the Borrower at the beginning of any such period or (B) Ark and Zohar; or




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

                  (iv) There shall be consummated any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of assets representing all or substantially all of the assets of the Borrower (on a consolidated basis) to a party which is not controlled by or under common control with the Borrower either before or after such transaction or series of related transactions;

         provided, however, that the proposed issuance of the Borrower's stock to Ark pursuant to the Recapitalization and/or the exercise of the Warrant (as defined in the Fourth Amendment) shall not be deemed to be a Change in Control.

         "Closing Date" means the date on which all of the conditions set forth in Section 3.1 are satisfied or otherwise waived by the Lenders and Agent.

         "Closing Date Certificate" has the meaning stated in Section 3.1(g).

         "Collateral" has the meaning stated in the Security Agreements.

         "Collateral Documents" means the Security Agreements, the Stock Pledge Agreement, the Patent Security Agreement and the Trademark Security Agreement and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to the Agent, for the benefit of Lenders and the Agent, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations.

         "Consents" means any approval, consent, authorization or order of, notice to or registration or filing with, or any other action by, any Governmental Body or other Person.

         "Consolidated Earnings Before Interest and Taxes, Depreciation and Amortization" means, for any period, an amount equal to the sum of (i) the consolidated earnings (or loss) from the operations of the Borrower and its Subsidiaries for such period, after all expenses and other proper charges, but before payment or provision for any income taxes or interest expense for such period, plus (ii) depreciation and amortization for such period, determined in accordance with GAAP.

         "Credit Document" means any of this Agreement, the Notes (if any), the Collateral Documents, the Guarantees, and all other documents, instruments or agreements executed and delivered by a Credit Party for the benefit of Agent or any Lender in connection herewith.

         "Credit Party" means each Person (other than the Agent or any Lender or any representative thereof) from time to time party to a Credit Document.





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


         "Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

         "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

         "Dollars" and the sign "$" mean the lawful money of the United States of America.

         "Eligible Assignee" means (a) any Lender or any Affiliate of any Lender, (b) any commercial bank, insurance company, investment or mutual fund or other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act) and which extends credit or buys loans as one of its businesses and/or (c) any other Person approved by the Agent; provided, neither Borrower nor any Affiliate of Borrower shall be an Eligible Assignee.

         "Environmental Laws" means all laws pertaining to environmental matters, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, in each case as amended, and all rules, regulations, judgments, decrees, orders and licenses arising under all such laws.

         "Environmental Liability" means any actual, alleged or contingent liability or obligations of the Borrower or any of its Subsidiaries relating to the violations or alleged violations of any Environmental Law.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

         "Event of Default"  means each of the conditions or events set forth in
         Section 8.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

         "Existing Indebtedness" has the meaning stated in the Recitals of this Agreement.

         "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York.

         "Financials" means, with respect to any Person for any period, the balance sheet of such Person as at the end of such period, and the related statement of income and expense and statement of cash flow of





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         such Person for such period, each setting forth in comparative form the figures for the previous comparable fiscal period, all in reasonable detail and prepared in accordance with GAAP.

         "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Collateral is subject, other than Permitted Liens.

         "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.

         "Fiscal   Year"  means  the  fiscal  year  of  the   Borrower  and  its
         Subsidiaries ending on December 31 of each calendar year.

         "Funding Notice" has the meaning stated in Section 3.2(a).

         "GAAP" means generally accepted accounting principles in the United States as in effect from time to time, consistently applied throughout the periods to which reference is made.

         "Governmental Body" means any agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any administrative, judicial, legislative, executive, regulatory, police or taxing authority of any government, whether supranational, national, federal, state, regional, provincial, local, domestic or foreign.

         "Guarantees" means the Amended and Restated Unlimited Guaranty of SOC and the Amended and Restated Unlimited Guaranty of SOL, in the forms attached hereto as Exhibit 3.1(q)(A) and Exhibit 3.1(q)(B), respectively.

         "Guarantors" has the meaning stated in the Preamble to this Agreement.

         "Indebtedness" means, with respect to any Person, all obligations of such Person, contingent or otherwise, that in accordance with GAAP should be classified as liabilities, including, without limitations (a) all debt obligations, (b) all liabilities secured by Liens, (c) all guarantees and (d) all liabilities in respect of bankers' acceptances of letters of credit.

         "Interest Payment Date" means the first Business Day of each month, commencing on April 1, 2004, and the final maturity date of such Loan.

         "Investment" means (a) any direct or indirect purchase or other acquisition by Borrower or any of its Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person, (b) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Borrower from any Person (other than Borrower), of any Capital Stock of such Person, and (c) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital





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         contribution by Borrower or any of its Subsidiaries to any other Person
         (other than Borrower), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

         "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided, in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

         "Knowledge of the Borrower" means the knowledge, after reasonable inquiry, of any of the Borrower's Authorized Officers.

         "Lenders" has the meaning set forth in the Preamble to this Agreement.

         "Lien" means any encumbrance, mortgage, pledge, hypothecation, charge, restriction or other security interest of any kind securing any obligation of any Person.

         "Loan" means a Term Loan, an Overadvance Loan or a Revolving Loan.

         "Material Adverse Effect" means any material adverse effect on the financial condition or business operations of the Borrower and any of its Subsidiaries taken as a whole or material impairment of the ability of the Borrower to perform its obligations hereunder or under of any of the other Credit Documents.

         "Maturity Date" means the earlier of (a) June 1, 2005, provided, however, in the event the Recapitalization occurs, such date shall be March 30, 2007 and (b) the date that the Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

         "Net Asset Sale Proceeds" means, with respect to any Asset Sale, an amount equal to: (a) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by the Borrower or any of its Subsidiaries from such Asset Sale, minus (b) any bona fide direct costs incurred in connection with such Asset Sale, including (i) income or gains taxes actually payable by the seller as a result of any gain recognized in connection with such Asset Sale, (ii) payment of the outstanding principal amount of and premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale and (iii) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller's indemnities and representations and warranties to purchaser in respect of such Asset




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         Sale undertaken by the Borrower or any of its Subsidiaries in connection with such Asset Sale.

         "Net Insurance/Condemnation Proceeds" means an amount equal to: (a) any Cash payments or proceeds received by the Borrower or any of its Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of the Borrower or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking minus (b) (i) any actual and reasonable documented costs incurred by the Borrower or any of its Subsidiaries in connection with the adjustment or settlement of any claims of the Borrower or such Subsidiary in respect thereof, and (ii) any bona fide direct costs incurred in connection with any sale of such assets as referred to in clause (a)(ii) of this definition, including income taxes actually payable as a result of any gain recognized in connection therewith.

         "Note" means a Term Note, an Overadvance Note or a Revolving Note.

         "Obligations" means all indebtedness, obligations and liabilities of each Credit Party from time to time owed to the Agent, the Lenders or any of them or their respective Affiliates direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any other Credit Document or in respect of any of the Loans, the Notes or any other instruments at any time evidencing any thereof.

         "Overadvance Commitment Period" means the period from the Closing Date to but excluding the Overadvance Commitment Termination Date.

         "Overadvance Commitment Termination Date" means the earliest to occur of (a) the Maturity Date, (ii) July 1, 2006, (iii) the date of the termination of the Overadvance Loan Commitment pursuant to Article VIII and (iv) the date that the Overadvance Loan is borrowed pursuant to
         Section 2.1(c).

         "Overadvance Lender" means a Lender with an Overadvance Loan Exposure.

         "Overadvance Loan" means a Loan made by a Lender to the Borrower pursuant to Section 2.1(c).

         "Overadvance Loan Commitment" means the commitment of a Lender to make or otherwise fund any Overadvance Loan. The amount of each Lender's Overadvance Loan Commitment, if any, is set forth in Section 2.1(c) or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Overadvance Loan Commitments as of the Closing Date is $2,000,000.00.




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         "Overadvance Loan Exposure" means, with respect to any Lender, as of and date of determination, (a) prior to the termination of the Overadvance Loan Commitment, that Lender's Overadvance Loan Commitment and (b) after the termination of the Overadvance Loan Commitment, the outstanding principal amount of the Overadvance Loan of such Lender.

         "Overadvance Note" has the meaning stated in Section 2.4(c).

         "Patent Security Agreement" means the Amended and Restated Patent Collateral Assignment and Security Agreement in the form attached hereto as Exhibit 3.1(i)(C).

         "Permitted  Indebtedness"  means the indebtness  permitted  pursuant to
         Section 6.1(a).

         "Permitted Liens" means each of the Liens permitted pursuant to Section 6.1(b).

         "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, other legal entities and Governmental Bodies.

         "Plan of Reorganization" means the Plan of Reorganization in the form attached hereto as Exhibit 3.1(o)(A), pursuant to which each outstanding share of Series A Preferred Stock, with a stated face amount of $1.00 per share, shall be and become, effective upon the filing of the Certification of Designations with the Secretary of State of the State of Delaware, and without any further action on behalf of the holder of any such shares of Series A Preferred Stock, one tenth of a share of Series B Preferred Stock, with a stated face amount of $10.00 per share, such that Ark shall beneficially own 380,000 share of Series B Preferred Stock having a stated face amount of $10.00 per share in lieu of 3,800,000 shares of Series A Preferred Stock having a stated face amount of $1.00 per share.

         "Prime Rate" means, the higher of (i) the floating rate of interest per annum published in the Wall Street Journal as being the "prime rate" of interest charge by banks, such interest rate to be adjusted by the Agent on the effective date of any change thereafter, and (ii) the Federal Funds Rate plus one half of one percent (0.5%), such interest rate to be adjusted on the effective date of any change thereof by the Federal Reserve Bank of New York. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

         "Principal Office" means, for the Agent, its office located at 112 South Tryon Street, Suite 700, Charlotte, North Carolina, 28284,
         Attention: Greg Murphy, or such other office as the Agent may from time to time designate in writing to the Borrower and each Lender.




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         "Prior Credit Agreement" has the meaning stated in the Recitals of this
         Agreement.

         "Pro Rata Share" means (a) with respect to all payments, computations and other matters relating to the Term Loans of any Lender, the percentage obtained by dividing (i) the Term Loan Exposure of that Lender by (ii) the aggregate Term Loan Exposure of all Lenders; (b) with respect to all payments, computations and other matters relating to the Revolving Credit Commitment or Revolving Loans of any Lender, the percentage obtained by dividing (i) the Revolving Credit Exposure of that Lender by (ii) the aggregate Revolving Credit Exposure of all Lenders; (c) with respect to all payments, computations, and other matters relating to the Overadvance Loans of any Lenders, the percentage obtained by dividing (i) the Overadvance Loan Exposure of that Lender by (ii) the aggregate Overadvance Loan Exposure of all Lenders. For all other purposes with respect to each Lender, "Pro Rata Share" means the percentage obtained by dividing (x) an amount equal to the sum of the Term Loan Exposure, the Revolving Credit Exposure and the Overadvance Loan Exposure of that Lender by (y) an amount equal to the sum of the aggregate Term Loan Exposure, the aggregate Revolving Credit Exposure and the aggregate Overadvance Loan Exposure of all Lenders.

         "Recapitalization" means following actions that are part of a single integrated recapitalization of the Borrower: (i) the cancellation of the Warrant (as defined in the Fourth Amendment) held by Ark and the cancellation of the Series B Preferred Stock held by Ark; (ii) the termination of the Master Agreement (as defined in the Second Amendment to Master Agreement); (iii) the issuance by the Borrower of the Borrower's common stock to Ark so that following such issuance Ark shall own 79.8% of the fully diluted common stock of the Borrower (it being understood that 15% of such common stock owned by Ark would be subject to the exercise of management stock options currently outstanding and up to 5% further dilution from management stock options issued in the future, which (cumulatively) could reduce Ark's pro forma common stock ownership of the Borrower to no less than 61.56%); (iv) the issuance to Ark of 4% redeemable preferred stock (the "New Preferred Stock") of the Borrower with a face amount of $841,714 (the "Face Redemption Amount"), which Face Redemption Amount shall be payable by the Borrower to the holder of the New Preferred Stock on the Maturity Date and such dividends shall be payable quarterly in cash to the extent that the Borrower generates excess cash flow (the definition of excess cash flow to be negotiated by Ark and the Borrower); and (v) the entering into of such documents and/or instruments, including without limitation those described in Schedule 5.1(h), to the extent that Ark deems such documents and/or instruments convenient, desirable or necessary to effect the Recapitalization, in each of the foregoing cases described in this paragraph on terms and conditions acceptable to Ark in its sole and absolute discretion.

         "Register" has the meaning stated in Section 2.4(b).

         "Regulation" means each applicable law, rule, regulation, order, guidance or recommendation (or any change in its interpretation or administration) by any Governmental Body, central bank or comparable agency and any request or directive (whether or not having the force of law) of any of those Persons and each judgment, injunction, order, writ, decree or award of any Governmental Body, arbitrator or other Person.

         "Required Lenders" means the Lenders holding a majority of the sum of the Term Loan Exposure, Revolving Credit Exposure and the Overadvance Loan Exposure.

         "Revolving Credit Commitment" means the commitment of a Lender to make or otherwise fund any Revolving Loan. The amount of each Lender's Revolving Credit Commitment, if any, is set forth in Section 2.1(b) or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Credit Commitments as of the Closing Date is $2,500,000.00.

         "Revolving Credit Commitment Period" means the period from the date of this Agreement to but excluding the Revolving Credit Commitment Termination Date.

         "Revolving Credit Commitment Termination Date" means the earlier to occur of (a) the Maturity Date and (b) the date of the termination of the Revolving Credit Commitments pursuant to Article VIII.

         "Revolving Credit Exposure" means, with respect to any Lender as of any date of determination, (a) prior to the termination of the Revolving Credit Commitments, that Lender's Revolving Credit Commitment, and (b) after the termination of Revolving Credit Commitments, the aggregate outstanding principal amount of the Revolving Loans of that Lender.

         "Revolving Lender" means a Lender with a Revolving Credit Exposure.

         "Revolving Loan" means a Loan made by a Lender to the Borrower pursuant to Section 2.1(b).

         "Revolving Note" has the meaning stated in Section 2.4(c).

         "Second Amendment to Master Agreement" means the Second Amendment to Master Agreement between the Borrower, as Lessee, and Ark, as Lessor in the form attached hereto as Exhibit 3.1(p).

         "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

         "Security Agreements" has the meaning stated in Section 3.1(i).

         "Series A Preferred Stock" has the meaning set forth in the Recitals to this Agreement.

         "Series B Preferred Stock" has the meaning set forth in the Recitals to this Agreement.

         "Share Exchange" has the meaning set forth in the Recitals to this Agreement.

         "SOC" has the meaning set forth in the Preamble to this Agreement.

         "SOL" has the meaning set forth in the Preamble to this Agreement.

         "Stock Pledge Agreement" means the Amended and Restated Stock Pledge Agreement in the form attached hereto as Exhibit 3.1(j).

         "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a "qualifying share" of the former Person shall be deemed to be outstanding.

         "Tax" means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed, provided, "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's applicable principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending, office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its applicable lending office).

         "Term Lender" means a Lender with a Term Loan Exposure.

         "Term Loan" means a Term Loan made by a Lender to the Borrower pursuant to Section 2.1(a).

         "Term Loan Exposure" means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Term Loans of such Lender.

         "Term Note" has the meaning stated in Section 2.4(c).

         "Trademark Security Agreement" means the Amended and Restated Trademark Collateral Security and Pledge Agreement in the form attached hereto as
         Exhibit 3.1(i)(D).

         "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

         "Zohar" has the meaning set forth in the Preamble to this Agreement.

                                   ARTICLE II
                                      Loans

         Section 2.1 Loans.

               (a) Term Loan. Subject to the terms and conditions hereof, as of the Closing Date, a portion of the outstanding Loans (as defined under the Prior Credit Agreement) shall constitute "Term Loans" in the outstanding principal amount of $9,000,000. On the Closing Date, Ark shall be the sole Term Lender. The Term Loan shall (i) bear interest as provided in Section 2.5(a)(i) hereof and (ii) be entitled to the security interests, collateral and other rights and benefits provided pursuant to the other Credit Documents. Any amount of Term Loans subsequently repaid or prepaid may not be re-borrowed. Subject to Sections 2.7(b), 2.8(a) and 2.9, all amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the Maturity Date.

               (b) Revolving Loans.

                       (i) Revolving Credit Commitments.

                       (A) During the Revolving Credit Commitment Period, subject to and upon the terms and conditions hereof, each Revolving Lender, severally, and not jointly and severally, agrees to make Revolving Loans to Borrower in the aggregate amount up to but not exceeding such Lender's Revolving Credit Commitment. Amounts borrowed pursuant to this Section 2.1(b) may be repaid and re borrowed during the Revolving Credit Commitment Period. On the Closing Date, Ark shall be the sole Revolving Lender.

                       (B) Each Lender's Revolving Credit Commitment shall expire on the Revolving Credit Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Credit Commitments shall be paid in full no later than such date.

                       (C) The Revolving Loans shall (i) bear interest as provided in Section 2.5(a)(ii) hereof and (ii) be entitled to the security interests, collateral and other rights and benefits provided pursuant to the other Credit Documents.

                   (ii) Borrowing Mechanics.

                       (A) Revolving Loans shall be made in an aggregate minimum amount of $25,000 and integral multiples of $25,000 in excess of that amount.

                       (B) Whenever the Borrower desires that Revolving Lenders make Revolving Loans, the Borrower shall deliver to Agent a fully executed and delivered Funding Notice no later than 10:00 a.m. (New York City time) at least one Business Day in advance of the proposed Borrowing Date, which Borrowing Date shall be a Business Day.

                       (C) Notice of receipt of each Funding Notice in respect of Revolving Loans, together with the amount of each Revolving Lender's Pro Rata Share thereof, together with the applicable interest rate, shall be provided by Agent to each applicable Lender by facsimile with reasonable promptness, but (provided, Agent shall have received such notice by 10:00 a.m. (New York City time)) not later than 4:00 p.m. (New York City time) on the same day as Agent's receipt of such Notice from Borrower.

                       (D) Each Revolving Lender shall make the amount of its Revolving Loan available to Agent no later than 2:00 p.m. (New York City time) on the applicable Borrowing Date by wire transfer of same day funds in Dollars, at the Agent's Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Agent shall make the proceeds of such Revolving Loans available to Borrower on the applicable Borrowing Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Revolving Loans received by Agent from Lenders to be credited to the account of the Borrower designated in writing to Agent by Borrower.

              (c)      Overadvance Term Loan.

              (i)      Overadvance Loan Commitment.

                       (A) Subject to the terms and conditions hereof, during the Overadvance Commitment Period, so long as all of the conditions set forth in Section 3.2 have been met, each Overadvance Lender, severally, and not jointly and severally, agrees to make an Overadvance Loan to Borrower in the aggregate amount up to but not exceeding 75% of such Lender's Overadvance Loan Commitment. The Overadvance Loan shall only be advanced in a single Borrowing of $1,500,000 to the Borrower. For the avoidance of doubt, the amount of the Overadvance Loan actually advanced to Borrower shall be $1,500,000 but the principal amount to be repaid shall be $2,000.000. The Overadvance Loan Commitment shall terminate on the end of the Overadvance Commitment Period. On the Closing Date, Zohar shall be the sole Overadvance Lender.

                       (B) If the Borrower does not request a Borrowing of the Overadvance Loan by the end of the Overadvance Commitment Period, then the Borrower shall pay an amount equal to $500,000 to the Overadvance Lender (as a structuring fee) on the Overadvance Commitment Termination Date.

                       (C) The  Overadvance  Loans  shall (A) bear  interest  as
                       provided in Section 2.5(a)(iii) hereof and (B) be entitled to the security interests, collateral and other rights and benefits provided pursuant to the other Credit Documents. Any amounts of Overadvance Loans subsequently repaid or prepaid may not be re-borrowed. Subject to Sections 2.8(a) and 2.9, all amounts owed hereunder with respect to the Overadvance Loans shall be paid in full no later than the Maturity Date.

                   (ii) Borrowing Mechanics.

                       (A) When the Borrower desires that Overadvance Lenders make the Overadvance Loan, the Borrower shall deliver to Agent a fully executed and delivered Funding Notice no later than 10:00 a.m. (New York City time) at least one Business Day in advance of the proposed Borrowing Date, which Borrowing Date shall be a Business Day.

                       (B) Notice of receipt of each Funding Notice in respect of the Overadvance Loans, together with the amount of each Overadvance Lender's Pro Rata Share thereof, together with the applicable interest rate, shall be provided by Agent to each applicable Overadvance Lender by facsimile with reasonable promptness, but (provided, Agent shall have received such notice by 10:00 a.m. (New York City time)) not later than 4:00 p.m. (New York City time) on the same day as Agent's receipt of such Notice from Borrower.

                       (C) Each Overadvance Lender shall make the amount of its Overadvance Loan available to Agent no later than 2:00 p.m. (New York City time) on the applicable Borrowing Date by wire transfer of same day funds in Dollars, at the Agent's Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Agent shall make the proceeds of such Overadvance Loans available to Borrower on the applicable Borrowing Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Overadvance Loans received by Agent from Lenders to be credited to the account of the Borrower designated in writing to Agent by Borrower.

         Section 2.2 Pro Rata Shares. All Loans shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender's obligation to make a Loan requested hereunder nor shall the Overadvance Loan Commitment or the Revolving Credit Commitment of any Overadvance Lender or Revolving Lender be increased or decreased as a result of a default by any other Lender in such other Lender's obligation to make a Loan requested hereunder.

         Section 2.3 Use of Proceeds. The proceeds of the Revolving Loans made or issued after the Closing Date shall be used by Borrower and its Subsidiaries solely for working capital and general corporate purposes of the Borrower and its Subsidiaries. The proceeds of the Overadvance Loans shall be used by Borrower and its Subsidiaries solely for working capital and general corporate purposes of the Borrower and its Subsidiaries. The proceeds of the Term Loans are a continuation of the outstanding Loans (as defined under the Prior Credit Agreement). No portion of the proceeds of any Borrowing shall be used by Borrower or any of its Subsidiaries in any manner that might cause such Borrowing or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation thereof or to violate the Exchange Act, in each case as in effect on the date or dates of such Borrowing and such use of proceeds.

         Section 2.4 Evidence of Debt; Register; Lenders' Books and Records; Notes.

         (a) Lenders' Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Indebtedness of Borrower to such Lender, including the amounts of the Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on Borrower, absent manifest error; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Overadvance Loan Commitment, Revolving Credit Commitments, or Term Loans or any of Borrower's Obligations in respect of any applicable Loans; and provided, further, in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

         (b) Register. Agent shall maintain, as the Borrower's agent, at Agent's Principal Office a register for the recordation of the names and addresses of Lenders and the Revolving Credit Commitments, Overadvance Loan Commitments and Loans, and the fees, interest and Loans owed to each Lender (the "Register"). The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall record in the Register the Revolving Credit Commitments, Overadvance Loan Commitments and the fees, interest and the outstanding balance of the Loans, and each repayment or prepayment in respect of the principal amount of and interest, fees and other amounts with respect to the Loans, and any such recordation shall be conclusive and binding on Borrower and each Lender, absent manifest error; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Revolving Credit Commitments or Overadvance Loan Commitments, or the Borrower's Obligations in respect of any Loan. No transfer of the Revolving Credit Commitments, the Overadvance Loan Commitments, the Loans and/or any interests therein shall be effective until such transfer is recorded in the Register.

         (c) Notes. If so requested by any Lender by written notice to Borrower (with a copy to Agent) at least two (2) Business Days prior to the Closing Date, or at any time thereafter, Borrower shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 11.4) on the Closing Date (or, if such request is delivered after the Closing Date, promptly after such Borrower's receipt of such request) (i) a promissory note, in the form of Exhibit 2.4(c)(i) (each, a "Revolving Note"), to evidence such Lender's Revolving Loan, (ii) a promissory note, in the form of Exhibit 2.4(c)(ii) (each, a "Term Note"), to evidence such Lender's Term Loan and/or (iii) a promissory note, in the form of Exhibit 2.4(c)(iii) (each, an "Overadvance Note") to evidence such Lender's Overadvance Loan. For the avoidance of doubt, the obligation of the Borrower to deliver the initial Term Note to Ark shall be conditioned upon the delivery to the Borrower of the Fifth Amended and Restated Revolving Credit Note, dated as of December 31, 2001, issued by the Borrower under the Prior Credit Agreement, and the Amended and Restated Term Note, dated as of December 31, 2001, issued by the Borrower under the Prior Credit Agreement (or if one or both of such notes cannot be located, a lost note affidavit of Ark or Ark's trustee with respect to such note(s)).

     Section 2.5 Interest on Loans.

         (a) Applicable Rates. Except as otherwise set forth herein, each Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) as follows:

               (i) Term Loans. In the case of Term Loans, at a rate of the Prime Rate plus 2%.

               (ii) Revolving Loans. In the case of Revolving Loans, at the rate of Prime Rate plus 2% .

               (iii) Overadvance Loans. In the case of Overadvance Loans (i.e., initially $2,000,000 at the time the Borrowing is made and thereafter such outstanding amount), at the Prime Rate.

         (b) Calculation of Interest Rates. Interest payable pursuant to Section
     2.5 shall be computed on the basis of a 365 day or 366 day year, as the case may be, for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an interest period applicable to such Loan shall be included, and the date of payment of such Loan or the expiration date of an interest period applicable to such Loan shall be excluded;

     provided, if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

         (c) Payment of Interest. Interest on each Term Loan, Overadvance Loan and Revolver Loan shall be payable in arrears on (i) each Interest Payment Date, (ii) any prepayment of that Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid, and (iii) the Maturity Date, including final maturity.

         (d) Default Interest. Upon the occurrence and during the continuance of an Event of Default described in Section 8.1, the principal amount of all Loans and, to the extent permitted by applicable law, any interest payments on the Loans or any fees or other amounts owed hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest (including post petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate that is 3% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.5 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Agent or any Lender.

         (e) Payment of Interest/Fees under Prior Credit Agreement. The Borrower shall pay to Ark on the Closing Date an amount equal to $52,092.65 (representing accrued and unpaid interest and fees with respect to Existing Indebtedness under the Prior Credit Agreement through (but not including) the date hereof equal to $40,457.74 and accrued but unpaid amounts under the Original Master Agreement (as defined in the Second Amendment to Master Agreement) through (but not including) the date hereof equal to $11,634.91).

     Section 2.6       Fees.

         (a) The Borrower agrees to pay to the Revolving Lenders having Revolving Credit Exposure an unused commitment fee equal to (i) the average of the daily difference between (A) the Revolving Credit Commitments, and
     (B) the aggregate principal amount of outstanding Revolving Loans times
     (ii) 0.25% per annum.

         (b) The Borrower agrees to pay to the Overadvance Lenders having Overadvance Loan Exposure an unused commitment fee equal to (i) $2,000,000 times (ii) 0.25% per annum. For the avoidance of doubt, the Overadvance Loan commitment fee shall accrue for the period beginning at the Closing Date and ending on the earlier to occur of (i) the Overadvance Commitment Termination Date and (ii) the date that the Overadvance Loan is borrowed pursuant to Section 2.1(c) hereof.

         (c) All fees referred to in this Section 2.6 shall be calculated on the basis of a 360 day year and the actual number of days elapsed and shall be payable quarterly in arrears on the first Business Day of each March, June, September and December of each year during the term of this Agreement, commencing on June 1, 2004, and on the Maturity Date.

         (d) In addition to any of the foregoing fees, Borrower agrees to pay to the Agent such other fees in the amounts and at the times separately agreed upon by the Agent and the Borrower.

     Section 2.7       Repayment; Scheduled Payments.

         (a) Repayment. All of the Term Loans shall be due and payable, and Borrower shall be required to repay all of the unpaid Term Loans, plus all accrued and unpaid interest on the principal amounts of the Term Loans, on the Maturity Date. All of the Revolving Loans shall be due and payable, and Borrower shall be required to repay all of the Revolving Loans, plus all accrued and unpaid interest on the principal amounts of the Revolving Loans and fees related thereto, on the Maturity Date. The Revolving Credit Commitment shall terminate on the Revolving Credit Commitment Termination Date. All of the unpaid Overadvance Loans shall be due and payable, and Borrower shall be required to repay all of the unpaid Overadvance Loans, plus all accrued and unpaid interest on the principal amounts of the Overadvance Loans, on the Maturity Date.

         (b) Scheduled Payments. On April 1st of each year (commencing on April 1, 2005) the principal amounts of the Term Loans shall be repaid in the amount of Ninety Thousand Dollars ($90,000).

     Section 2.8       Optional Prepayments.

         (a) Optional Prepayments. Any time and from time to time (i) with respect to Term Loans, the Borrower may prepay, without premium or penalty, any Term Loans on any Business Day in whole or in part, in an aggregate minimum amount of $25,000, (ii) with respect to Revolving Loans, the Borrower may (A) prepay, without premium or penalty, any Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $25,000 and integral multiples of $25,000in excess of that amount or (B) reduce the Revolving Credit Commitment, without premium or penalty (provided that such Revolving Credit Commitment may not be reduced below the outstanding Revolving Loans), on any Business Day in whole or in part in an aggregate minimum amount of $50,000 and integral multiples of $50,000 in excess of that amount, and the aggregate Revolving Credit Commitment shall be permanently reduced by such amount, and (iii) with respect to the Overadvance Loans, the Borrower may prepay, without premium or penalty, any Overadvance Loans on any Business Day in whole or in part in an aggregate minimum amount of $25,000. The Term Loans and Overadvance Loans shall be prepaid pro rata (based on the outstanding Term Loans and Overadvance Loans at such time).

         (b) Notice of Optional Prepayment. All such prepayments shall be made on a Business Day and upon not less than one Business Day's prior written or telephonic notice, in each case given to Agent by 12:00 p.m. (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Agent (and Agent will promptly transmit such telephonic or original notice for Term Loans, Revolving Loans or Overadvance Loans, as the case may be, by facsimile or telephone to each Lender). Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. In the case of optional prepayment of Revolving Loans, Borrower shall specify whether such prepayment shall be applied to permanently reduce the Revolving Credit Commitment or to simply reduce the outstanding amount of Revolving Loans without reducing the amount of the Revolving Credit Commitment; provided in the event Borrower fails to specify how the prepayment of Revolving Loans shall be applied, such prepayment shall be applied to simply reduce the outstanding amount of Revolving Loans without reducing the amount of the Revolving Credit Commitment.

     Section 2.9       Mandatory Prepayments; Mandatory Commitment Reductions.

         (a) Excess Revolving Loans. If at any time the outstanding principal amount of the Revolving Loans exceeds the Revolving Credit Commitment, the Borrower shall immediately pay the amount of such excess to the Agent for application to the Revolving Loans.

         (b) Asset Sales. No later than the first Business Day following the date of receipt by the Borrower or any of its Subsidiaries of any Net Asset Sale Proceeds, Borrower shall prepay the Loans and/or the Revolving Credit Commitments shall be permanently reduced as set forth in Section 2.10(b) in an aggregate amount equal to such Net Asset Sale Proceeds; provided (i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Asset Sale Proceeds from the Closing Date through the applicable date of determination do not exceed $100,000, Borrower shall have the option, directly or through one or more of its Subsidiaries, to invest Net Asset Sale Proceeds within one hundred eighty (180) days of receipt thereof in long term productive assets of the general type used in the business of the Borrower and its Subsidiaries; provided further, pending any such investment all such Net Asset Sale Proceeds shall be applied to prepay outstanding Revolving Loans (without a reduction in Revolving Credit Commitments).

         (c) Insurance/Condemnation Proceeds. No later than the first Business Day following the date of receipt by the Borrower or any of its Subsidiaries, or Agent as loss payee, of any Net Insurance/Condemnation Proceeds, Borrower shall prepay the Loans and/or the Revolving Credit Commitments shall be permanently reduced as set forth in Section 2.10(b) in an aggregate amount equal to such Net Insurance/Condemnation Proceeds; provided (i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Insurance/Condemnation Proceeds from the Closing Date through the applicable date of determination do not exceed $100,000 Borrower shall have the option, directly or through one or more of its Subsidiaries to invest such Net Insurance/Condemnation Proceeds within one hundred eighty (180) days of receipt thereof in long term productive assets of the general type used in the business of the Borrower and its Subsidiaries, which investment may include the repair, restoration or replacement of the applicable assets thereof, provided further, pending any such investment all such Net Insurance/Condemnation Proceeds, as the case may be, shall be applied to prepay outstanding Revolving Loans (without a reduction in Revolving Credit Commitments).

         (d) Prepayment Certificate. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Credit Commitments pursuant to
     Section 2.9(a) through 2.9(c), Borrower shall deliver to Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the applicable net proceeds. In the event that Borrower shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, Borrower shall promptly make an additional prepayment of the Loans in an amount equal to such excess, and Borrower shall concurrently therewith deliver to Agent a certificate of an Authorized Officer demonstrating the derivation of such excess.

     Section 2.10      Application of Prepayments.

         (a) Application of Optional Prepayments. Absent a Default or Event of Default, any prepayment of any Term Loan pursuant to Section 2.8(a) shall be to each scheduled installment of principal on the Term Loans in inverse order of due date to the full extent thereof. In the event Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayments pursuant to Section 2.8(a) shall be applied to the Revolving Loans.

         (b) Application of Mandatory Prepayments. Any amount required to be paid pursuant to Section 2.9(a) through (c) shall be applied to prepay (i) first, the Overadvance Loans and Term Loans pro rata (based on the outstanding balance of the Overadvance Loans and Term Loans at such date (and, in the case of the Term Loan, shall be applied to each scheduled installment of principal on the Term Loans in inverse order of due date to the full extent thereof), and (ii) second, to prepay the Revolving Loans to the full extent thereof and to permanently reduce the Revolving Credit Commitments by the amount of such prepayment.

     Section 2.11      General Provisions Regarding Payments.

         (a) Payments. All payments by Borrower of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Agent not later than 12:00 p.m. (New York City time) on the date due at the Agent's Principal Office for the account of Lenders. All funds received by Agent after that time on such due date shall be deemed to have been paid by Borrower on the next succeeding Business Day.

         (b) Non Conforming Payments. The Agent shall deem any payment by or on behalf of Borrower hereunder that is not made in same day funds prior to 12:00 p.m. (New York City time) to be a non conforming payment. Any such payment shall not be deemed to have been received by Agent until the later of (i) the time such funds become available funds and (ii) the applicable next Business Day. Agent shall give prompt telephonic notice to Borrower and each applicable Lender (confirmed in writing) if any payment is non conforming. Any non conforming payment may constitute or become a Default or Event of Default in accordance with the terms of Section 8.1. Interest shall continue to accrue on any principal as to which a non conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding applicable Business Day) at the rate determined pursuant to Section 2.5 from the date such amount was due and payable until the date such amount is paid in full.

         (c) Payments to Include Accrued Interest. All payments in respect of the principal amount of any Loan (whether Mandatory or Optional) shall include payment of accrued interest on the principal amount being, repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

         (d) Distributions by Agent. Agent shall promptly distribute to each Lender via facsimile or electronic correspondence, such Lender's applicable Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including, without limitation, all fees payable with respect thereto, to the extent received by Agent.

         (e) Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder.

     Section 2.12 Ratable Sharing. Lenders hereby agree among themselves that, except as otherwise provided in the Collateral Documents with respect to amounts realized from the exercise of rights with respect to Liens on the Collateral, if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), through the exercise of any right of set off or banker's lien, by counter claim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided, if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of the Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. The Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set off or counter claim with respect to any and all monies owing by the Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

                                  ARTICLE III
                              Conditions Precedent

     Section 3.1 Closing Date. The obligation of any Lender to make any Loan and the other financial accommodations described herein on the Closing Date is subject to the satisfaction, or waiver in accordance with Section 11.1, of the following conditions on or before the Closing Date:

         (a) Secretary's Certificate. The Lenders shall have received (i) a certificate of the secretary or assistant secretary, the manager or the general partner, as the case may be, of the Borrower, substantially in the form of Exhibit 3.1(a), with respect to (A) the articles of incorporation, certificate of formation or certificate of limited partnership, as the case may be, of the Borrower, (B) the bylaws, operating agreement or limited partnership agreement, as the case may be, of the Borrower, (C) the resolutions of the board of directors, manager or general partner, as the case may be, of the Borrower approving each Credit Document to which the Borrower is a party and the other documents to be delivered by the Borrower under the Credit Documents and the performance of the obligations of the Borrower thereunder, (ii) a certificate of the secretary or assistant secretary, the manager or the general partner, as the case may be, of the Borrower, substantially in the form of Exhibit 3.1(b), with respect to the names and true signatures of the officers of the Borrower or such other persons authorized to sign each Credit Document to which the Borrower is a party and the other documents to be delivered by it under the Credit Documents, and (iii) a certificate of the secretary or assistant secretary, the manager or the general partner, as the case may be, of each other Credit Party, substantially in the form of Exhibit 3.1(c), with respect to
     (A) the articles of incorporation, certificate of formation or certificate of limited partnership, as the case may be, of such Credit Party, (B) the bylaws, operating agreement or limited partnership agreement, as the case may be, of such Credit Party, (C) the resolutions of the board of directors, manager or general partner, as the case may be, of such Credit Party approving each Credit Document to which such Credit Party is a party and the other documents to be delivered by such Credit Party under the Credit Documents and the performance of the obligations of such Credit Party thereunder, and (D) the names and true signatures of the officers of such Credit Party or such other persons authorized to sign each Credit Document to which such Credit Party is a party and the other documents to be delivered by it under the Credit Documents.

         (b) Organizational and Capital Structure. The organizational structure and the capital structure of the Borrower and its Subsidiaries, shall be as set forth in Section 4.1(m) and Schedule 4.1(m).

         (c) Good Standing Certificates. The Lenders shall have received a good standing certificate from the applicable Governmental Body of the jurisdiction of incorporation, organization or formation, as applicable, of the Borrower and SOC, each dated a recent date prior to the Closing Date.

         (d) Financials. The Lenders shall have received the Financials described in Section 4.1(d).

         (e) Evidence of Insurance. Lenders shall have received a certificate from the Borrower's insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to Section 5.1(c) is in full force and effect and that Agent, for the benefit of Lenders and Agent, has been named as additional insured and loss payee thereunder.

         (f) Opinions of Counsel. The Lenders shall have received an originally executed copy of the favorable written opinion of Day, Berry & Howard LLP, counsel for Credit Parties, in the form of Exhibit 3.1(f), and as to such other matters as Agent or any Lender may reasonably request dated as of the Closing Date and otherwise in form and substance reasonably satisfactory to Agent and Lenders.

         (g) Closing Date Certificate. Lenders shall have received an originally executed Closing Date Certificate, in the form of Exhibit 3.1(g) (the "Closing Date Certificate"), from the Borrower, together with all attachments thereto.

         (h) UCC Financing Statements. Lenders shall have received UCC Financing Statements duly executed by each applicable Credit Party with respect to all personal and mixed property Collateral of such Credit Party, for filing in all jurisdictions as may be necessary or, in the opinion of the Lenders, desirable, to perfect the security interests created in such Collateral pursuant to the Collateral Documents.

         (i) Security Agreements. The Lenders shall have received the Amended and Restated Security Agreement, in the form of Exhibit 3.1(i)(A) duly executed and delivered by the Borrower; the Amended and Restated Security Agreement in the form of Exhibit 3.1(i)(B), duly executed and delivered by SOC (collectively, the "Security Agreements"); the Patent Security Agreement duly executed and delivered by the Borrower; and the Trademark Security Agreement duly executed and delivered by the Borrower.

         (j) Security Collateral. The Lenders shall have received the Stock Pledge Agreement (including the stocks pledged thereunder), certificates, instruments and promissory notes (which certificates, instruments and promissory notes shall be accompanied by instruments of transfer or assignment duly endorsed in blank and otherwise in form and substance satisfactory to Agent and Lenders) representing or evidencing all security collateral pledged pursuant to the Collateral Documents.

         (k) Other Actions to Perfect Security Interests. The Lenders shall have received evidence that each Credit Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument, and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by the Lenders.

         (l) Other Information. The Agent and Lenders shall have received any other financial or non financial information regarding the Borrower and its Subsidiaries as the Agent or any Lender may reasonably request.

         (m) Proceedings. All proceedings taken or to be taken in connection with the transactions contemplated by this Agreement shall be satisfactory to the Agent and Lenders and their counsel.

         (n) Fees and Costs. The Borrower shall have paid all fees and expenses (including attorneys' fees) and out of pocket expenses of the Lenders and Agent incurred in connection with the Prior Credit Agreement, this Agreement and the other Credit Documents.

         (o) Share Exchange. The board of directors of the Borrower shall have adopted the Plan of Reorganization and the Certificate of Designations, and such Certificate of Designations shall have been filed with and accepted by the Secretary of State of the State of Delaware.

         (p) Master Lease Amendment. The Second Amendment to Master Agreement between the Borrower, as Lessee, and Ark, as Lessor, shall have been executed and delivered by the parties thereto.

         (q) Guarantees. The Lenders shall have received a Guarantee, duly executed and delivered by each of SOC and SOL.

     Section 3.2 Conditions to Each Borrowing. The obligation of each Lender to make any Loan on any Borrowing Date, including the Closing Date, is subject to the satisfaction, or waiver in accordance with Section 11.1, of the following conditions precedent:

         (a) Funding Notice. The Agent and Lenders shall have received a fully executed and delivered Funding Notice in the form of Exhibit 3.2(a) (each, a "Funding Notice"), as provided in Section 2.1. Each Funding Notice shall be executed by an Authorized Officer of the Borrower in a writing delivered to the Agent and Lenders on a Business Day. In lieu of delivering a Funding Notice, the applicable Borrower may give the Agent and Lenders telephonic notice by the required time of any proposed Borrowing; provided, each such notice shall be promptly confirmed in writing by delivery of the Funding Notice to the Agent and Lenders on or before the applicable date of Borrowing. The Agent shall not incur any liability to Borrower in acting upon any telephonic notice referred to above that Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of the Borrower or for otherwise acting in good faith.

         (b) Representations and Warranties. As of such Borrowing Date, the representations, warranties and covenants of the Credit Parties contained in the Credit Documents shall be true, correct and complied with on and as of that Borrowing Date.

         (c) No Default or Event of Default. As of such Borrowing Date, no event shall have occurred and be continuing or would result from the consummation of the applicable Borrowing that would constitute an Event of Default or a Default.

         (d) Consents. The Lenders shall have received such Consents and other information, approvals, opinions or documents reasonably requested by the Agent or the Lenders in connection with such Borrowing.

         (e) Available Commitment. After making the Loans requested on such Borrowing Date, the total amount of Revolving Loans shall not exceed the aggregate amount of Revolving Credit Commitments and the Overadvance Loans shall not exceed the Overadvance Loan Commitment, as applicable, then in effect.

         (f) Use of Proceeds. The Borrower shall have confirmed that the proceeds of such Borrowing shall be used only in accordance with the provisions of Section 2.3.

         (g) No Material Adverse Effect. No Material Adverse Effect shall have occurred.

                                   ARTICLE IV
                         Representations and Warranties

     Section 4.1 Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement and to make each Borrowing to be made thereby, each Credit Party hereby represents and warrants to the Agent and each Lender, on the Closing Date and on each Borrowing Date as follows:

         (a) the Borrower and each of its Subsidiaries and each other Credit Party is duly organized, validly existing, and in good standing (except that, subject to Section 5.1(h)(ii), Scan-Optics Limited is not in good standing) under the laws of its jurisdiction of organization and is duly qualified and in good standing in every other jurisdiction where it is doing business except where the failure to so qualify does not have a Material Adverse Effect on the Borrower or any to its Subsidiaries, and the execution, delivery and performance by the Borrower and its Subsidiaries of the Credit Documents (i) are within their respective authority, (ii) have been duly authorized, and (iii) do not conflict with or contravene their respective constitutive documents;

         (b) upon execution and delivery thereof, each Credit Document shall constitute the legal, valid and binding obligation of the Borrower, each Subsidiary of the Borrower and each other Credit Party which is a party thereto, enforceable in accordance with its terms;

         (c) the Borrower, each of its Subsidiaries and each other Credit Party have good and marketable title to all their respective material properties, subject only to Permitted Liens, and possess all assets, including intellectual properties, franchises and Consents, adequate for the conduct of their respective businesses as now conducted, without (to the Knowledge of the Borrower) conflict with any rights of others;

         (d) the Borrower has provided to the Agent and the Lenders its audited Financials dated as of December 31, 2002 and for the period then ended and its unaudited management prepared Financials dated as of December 31, 2003 for the period of twelve (12) months then ended, and such Financials are complete and correct and fairly present the position of the Borrower and its Subsidiaries as at such dates and for such periods in accordance with GAAP consistently applied;

         (e) except as previously disclosed by the Borrower to the Lenders in writing since December 31, 2003, there has been no material adverse change of any kind in the Borrower or any of its Subsidiaries which would have a Material Adverse Effect on the Borrower, its Subsidiaries or any other Credit Party;

         (f) except as set forth on Schedule 4.1(f), there are no legal or other proceedings or investigations pending or threatened against the Borrower or any of its Subsidiaries or any other Credit Party before any court, tribunal or regulatory authority which would, if adversely determined, alone or together, have a Material Adverse Effect on the Borrower, its Subsidiaries or any other Credit Party;

         (g) the execution, delivery, performance of their respective obligations, and exercise of their respective rights under the Credit Documents by the Borrower, each of its Subsidiaries and each other Credit Party thereto, including Borrowings under this Agreement (i) do not require any Consents and (ii) are not and will not be in conflict with or prohibited or prevented by (A) any Regulation or (B) any constitutive document, corporate minute or resolution, instrument, agreement or provision thereof, in each case binding on any of them or affecting any of their property;

         (h) neither the Borrower nor any of its Subsidiaries nor any other Credit Party are in violation of (i) any constitutive document, corporate minute or resolution, (ii) any instrument or agreement, in each case biding on it or affecting any of its property or (iii) any Regulation, in a manner which could have a Material Adverse Effect on the Borrower, any of its Subsidiaries or any other Credit Party, including, without limitation, all applicable federal and state tax laws, ERISA and Environmental Laws;

         (i) upon execution and delivery of the Collateral Documents and the filing of documents thereby required, the Agent, on behalf of the Lenders, shall have a first priority perfected security interest in the properties and assets of the Borrower and its Subsidiaries stated to constitute collateral thereunder, subject only to Permitted Liens, and entitled to priority under applicable law, with no financing statements, chattel mortgages, real estate mortgages or similar filings on record anywhere which conflict with such first priority interest;

         (j) the Borrower has no Subsidiaries except for SOL and SOC and is not a party to any partnership or joint venture;

         (k) each fiscal year of the Borrower and each of its Subsidiaries begins on January 1 of each calendar year and ends on December 31 of each calendar year;

         (l) any information delivered by or on behalf of the Borrower, its Subsidiaries and/or the other Credit Parties in connection with the Credit Documents is accurate and complete in all material respects and is not false or misleading in any material respect as at the time made or deemed to have been made it being understood that no representation is made with respect to projections of future performance of the Borrower, other than that such projections were prepared in good faith and on assumptions that the Borrower believes to be reasonable;

         (m) Schedule 4.1(m) sets forth a true, correct and complete list, as of the Closing Date, of each Subsidiary of the Borrower and the Borrower, showing (i) the jurisdiction of its organization and jurisdictions in which it is qualified to do business, (ii) the number of shares of Capital Stock of each class (A) authorized and (B) issued and outstanding, (iii) the percentage of the outstanding shares of Capital Stock of the Borrower and each Subsidiary owned directly or indirectly by the Borrower, (iv) the names of the record holders of each class of outstanding shares of Capital Stock of the Borrower's Subsidiaries and the number of such shares held by each such holder, (v) the number of shares of Capital Stock of the Borrower and each Subsidiary covered by all outstanding options, warrants, rights of conversion or purchase, and similar rights, (vi) the percentage of those options, warrants or rights owned directly or indirectly by the Borrower or such other Persons, and (vii) the names of the record holders of such options, warrants and rights and the number of such options, warrants and rights held by each such holder;

         (n) all outstanding shares of Capital Stock of each Subsidiary are duly authorized, validly issued, fully paid and nonassessable and are free of any preemptive rights and, except as set forth on Schedule 4.1(m) and pursuant to the Collateral Documents, are owned, directly or indirectly, beneficially and of record by the Borrower free and clear of all Liens and any options, warrants and other rights; and

         (o) there are no facts pertaining to the Borrower, its Subsidiaries, the other Credit Parties, their assets or properties or their businesses which could reasonably be expected to have a Material Adverse Effect and which have not been disclosed in this Agreement. None of the representations or warranties of the Borrower, any of its Subsidiaries or any other Credit Party contained in the Credit Documents is untrue or incorrect when made and on the Closing Date. There is no information, as of the Closing Date, which would contradict or is inconsistent with any representation or warranty of the Borrower, its Subsidiaries or any other Credit Party contained in the Credit Documents.

                                   ARTICLE V
                              Affirmative Covenants

     Section 5.1 Affirmative Covenants. Each Credit Party covenants and agrees that so long as any Revolving Credit Commitments and/or Overadvance Loan Commitment is in effect and until payment in full of all Obligations, each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all the covenants in this Article V:

         (a) The Borrower, its Subsidiaries and the other Credit Parties shall furnish to the Agent and the Lenders: (A) as soon as available but in any event within ninety (90) days after the close of each Fiscal Year, its audited consolidated Financials for such Fiscal Year, certified by the Borrower's accountants; (B) as soon as available but in any event within forty five (45) days after the end of each Fiscal Quarter, its unaudited consolidated Financials for such quarter, certified by its chief financial officer; and (C) together with the quarterly and annual audited consolidated Financials, a certificate of the Borrower setting forth computations demonstrating compliance with the Borrower's financial covenants set forth herein, and certifying that no Default or Event of Default has occurred, or if a Default or an Event of Default has occurred, the actions taken by the Borrower with respect thereto.

         (b) The Borrower, each of its Subsidiaries and each of the other Credit Parties shall keep true and accurate books of account in accordance with GAAP and shall permit the Agent and/or any Lender and or any of their designated representatives, upon reasonable notice and at the expense of the Borrower, to visit and inspect the premises of the Borrower, any Subsidiary of the Borrower and/or other Credit Party, to examine the books of account of any such Persons and their Affiliates (and to make copies and/or extracts therefrom) and to discuss the affairs, finances and accounts of such Persons and their Affiliates with, and to be advised as to the same by, the officers of such Persons and to be advised as to such or other business records upon the request of the Agent and/or Lender.

         (c) The Borrower, each of its Subsidiaries and each of the other Credit Parties shall maintain its corporate/legal existence, business and assets, keep its business and assets adequately insured, maintain its chief executive office in the United States, continue to engage in the same lines of business, and comply in all material respects with all Regulations, including without limitation, ERISA and Environmental Laws.

         (d) The Borrower, each of its Subsidiaries and each of the other Credit Parties shall notify the Agent and the Lenders promptly in writing (A) of the occurrence of any Default or Event of Default, (B) of any noncompliance with ERISA or any Environmental Law or proceeding in respect thereof which could have a Material Adverse Effect, (C) of any change of address of the Borrower, any of its Subsidiaries or any other Credit Party, (D) of any threatened or pending litigation or similar proceeding affecting the Borrower, any of its Subsidiaries or any other Credit Party involving claims in excess of $100,000 in the aggregate or any material change in any such litigation or proceeding previously reported and (E) of claims in excess of $100,000 in the aggregate against any assets or properties of the

     Borrower, any of its Subsidiaries or any other Credit Party encumbered in favor of the Agent and/or the Lenders.

         (e) The Borrower, each of its Subsidiaries and each of the other Credit Parties shall use the proceeds of the Loans only as permitted by Section
     2.3 hereof (for the avoidance of doubt, the proceeds of the Loans shall not be used for the purpose of purchasing or carrying of "margin security" or "margin stock" within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224).

         (f) The Borrower, each of its Subsidiaries and each of the other Credit Parties shall cooperate with the Agent, take such action, execute such documents, and provide such information as the Agent may from time to time reasonably request in order further to effect the transactions contemplated by and the purposes of the Credit Documents.

         (g) At the request of the Agent or the Required Lenders, Borrower, its Subsidiaries and each of the other Credit Parties shall enter into a blocked account agreement in form and substance acceptable to the Agent and the Required Lenders.

         (h) Post-Closing Items.

               (i) The Borrower shall use its best efforts to cause the Recapitalization to occur by July 1, 2004; provided, however, nothing in this Section 5.1(h)(i) shall be deemed to obligate the Borrower's Board of Directors to take any action that would constitute a breach of such Board of Directors' fiduciary duties, as imposed by applicable law, to (x) the Borrower or (y) the Borrower's shareholders and/or creditors (if applicable).

               (ii) The Borrower (i) shall take, or cause to be taken, all necessary actions on behalf of Scan-Optics Limited such that Scan-Optics Limited shall be in good standing under the laws of its jurisdiction of incorporation, organization or formation, as applicable, and (ii) shall provide to Lenders on or before May 31, 2004 a good standing certificate, or its equivalent, from the applicable Governmental Body of such jurisdiction.

         (i) The Borrower, its Subsidiaries and each other Credit Party shall promptly upon request by any Lender, correct, and cause each of the other parties to the Credit Document to promptly correct, any defect or error that may be discovered in any Credit Document or in the execution, acknowledgment or recordation of the Credit Document. Promptly upon request by the Agent or the Required Lenders, the Borrower, any of its Subsidiaries and each other Credit Party shall execute, acknowledge, deliver, record, file and register, any and all such further acts, deeds, conveyances, documents, security agreements, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations, notices of assignment, transfers, certificates, assurances and other instruments as the Agent or the Required Lenders may require from time to time in order to carry out more effectively the purposes of each Credit Document. Without limiting the foregoing, the Borrower, each of its Subsidiaries and/or each other Credit Party shall provide Agent with the following: (i) fully executed UCC-1 financing statements and/or other financing statements (including without limitation, amendments thereto) for all jurisdictions requested by the Agent; and (ii) a first priority properly perfected security interests in all intellectual property and other assets owned by the Borrower and/or any of its Subsidiaries pursuant to documentation in form and substance reasonably satisfactory to the Agent and the Required Lenders that may reasonably be required by the Agent and/or the Required Lenders to properly grant and perfect security interests in all intellectual property and other assets owned by the Borrower and/or any of its Subsidiaries.

         (j) The Borrower shall furnish to the Agent and the Lenders no less frequently than ten days after the end of each Fiscal Quarter of the Borrower its backlog order report.

         (k) Immediately following the Closing Date, upon the surrender by Ark to the Borrower of the certificates(s) representing the Series A Preferred Stock , the Borrower shall issue to Ark a certificate representing 380,000 shares of Series B Preferred Stock.

                                   ARTICLE VI
                     Negative Covenants/Financial Covenants

         Section 6.1 Negative Covenants. Each Credit Party covenants and agrees that so long as any Revolving Credit Commitments and/or the Overadvance Loan Commitment is in effect and until payment in full of all Obligations, each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.1:

         (a) None of the Borrower, any of its Subsidiaries or any other Credit Party shall create, incur or assume any Indebtedness other than (A) Indebtedness to the Agent and/or the Lenders arising under the Credit Documents, (B) Indebtedness in respect of the acquisition of property which does not exceed $100,000 in aggregate amount, (C) current liabilities of the Borrower, any of its Subsidiaries and/or the other Credit Parties not incurred through the borrowing of money or the obtaining of credit except credit on an open account customarily extended, and (D) Indebtedness in respect of taxes or other governmental charges contested in good faith by appropriate proceedings and for which the Borrower has made appropriate reserves (the indebtedness described in the foregoing clauses (A) through (D) of this paragraph, the "Permitted Indebtedness").

         (b) None of the Borrower, any of its Subsidiaries or any other Credit Party shall create or incur, or cause any of its Subsidiaries to create or incur, any Liens on any of the property or assets of the Borrower or any of the Subsidiaries of such Person, except (A) Liens securing the Obligations,
     (B) Liens securing taxes or other governmental charges not yet due, (C) deposits or pledges made in connection with social security obligations,
     (D) Liens of carriers, warehousemen, mechanics and materialmen, less than 120 days old as to obligations not yet due, (E) easements, rights of way, zoning restrictions and similar minor Liens which individually and in the aggregate do not have a Material Adverse Effect on the Borrower and/or any of its Subsidiaries, (F) purchase money security interests in or purchase money mortgages on real or personal property securing purchase money Indebtedness permitted by Section 6.1(a)(B) , covering only the property so acquired, and (G) the Liens listed on Schedule 6.1(b) hereto (the liens described in the foregoing clauses (A) through (G) of this paragraph, the "Permitted Liens").

         (c) None of the Borrower, any of its Subsidiaries or any other Credit Party shall agree with any other Person to prohibit the creation of any Liens on any of the property or assets of the Borrower, any Subsidiary of the Borrower, any Credit Party or any Subsidiary of any Credit Party.

         (d) None of the Borrower, any of its Subsidiaries or any other Credit Party shall make any Investments other than Investments in (A) marketable obligations of the United States maturing within one (1) year, (B) certificates of deposit, bankers' acceptances and time and demand deposits of United States banks having total assets in excess of $1,000,000,000 and otherwise acceptable to the Agent in its discretion, (C) Capital Expenditures as permitted pursuant to Section 6.2 of this Agreement or (D) such other Investments as the Agent may from time to time approve in writing.

         (e) None of the Borrower, any of its Subsidiaries or any other Credit Party shall make any distributions on or in respect of its capital of any nature whatsoever without the prior written consent of the Required Lenders, except for distributions made only to the Borrower or Subsidiaries of the Borrower by direct or indirect Subsidiaries of the Borrower.

         (f) None of the Borrower, any of its Subsidiaries or any other Credit Party shall (A) become party to a merger or consolidation, (B) effect any disposition of assets other than in the ordinary course, (C) purchase, sell, lease or otherwise dispose of assets other than in the ordinary course, (D) make any changes in the corporate structure or identity of the Borrower, its Subsidiaries or any other Credit Party which has a Material Adverse Effect on the Borrower and/or any of its Subsidiaries or (E) enter into any agreement to do any of the foregoing; provided, that, any Subsidiary of the Borrower may merge with and into the Borrower or any other Subsidiary of the Borrower upon not less than thirty (30) days' prior written notice to the Agent of such merger.

         (g) None of the Borrower, any of its Subsidiaries or any other Credit Party shall change its or any of its Subsidiaries fiscal year without the prior written consent of the Required Lenders.

         (h) None of the Borrower, any of its Subsidiaries or any other Credit Party shall without the prior written consent of the Required Lenders, transfer, purchase or redeem, or permit any Subsidiary to transfer or purchase any shares of the capital stock of the Borrower, any of its Subsidiaries, any other Credit Party or any Subsidiary of a Credit Party.

         (i) None of the Borrower, any of its Subsidiaries or any other Credit Party shall (x) issue any securities (including without limitation warrants and/or options) without the consent of the Required Lenders, except pursuant to the documents listed on Schedule 6.1(i) or (y) create, dissolve or merge any Subsidiaries without the consent of the Required Lenders, except as provided in Section 5.1(h)(ii) hereof.

     Section 6.2 Financial Covenants. Each Credit Party covenants and agrees that so long as any Revolving Credit Commitments and/or Overadvance Loan Commitment is in effect and until payment in full of all Obligations, each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.2:

         (a) The Borrower shall not permit the Borrower's backlog (as defined in the Borrower's most recent 10K filed with the Securities and Exchange Commission) to be less than $10,000,000 as of the last day of any Fiscal Quarter.

         (b) None of the Borrower, its Subsidiaries or any other Credit Party shall (in the aggregate) make any Capital Expenditures in any Fiscal Year in excess of $375,000.

         (c) The Borrower shall not permit Consolidated Earnings Before Interest and Taxes, Depreciation and Amortization for any period consisting of four
     (4) consecutive Fiscal Quarters of the Borrower ending: (i) on March 31, 2004 to be less than $2,500,000; (ii) on June 30, 2004 to be less than $1,765,000; (iii) on September 30, 2004 to be less than $1,000,000; (iv) on
     December 31, 2004 to be less than $571,000; (v) on March 31, 2005 to be less than $100,000; (vi) on June 30, 2005 to be less than $208,000; (vii) on September 30, 2005 to be less than $391,000; (viii) on December 31, 2005 not to be less than $307,000; and (ix) on or after March 31, 2006 to be less than $1,069,000.

                                  ARTICLE VII
             Increased Costs; Taxes; Indemnification; Set Off; Etc.

     Section 7.1 Increased Costs; Capital Adequacy. In the event that any Lender shall have determined that the adoption, effectiveness, phase in or applicability after the Closing Date of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Body, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Revolving Credit Commitments or Overadvance Loan Commitment or other obligations hereunder with respect to the Loans to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five (5) Business Days after receipt by Borrower from such Lender of the statement referred to in the next sentence, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling, corporation on an after tax basis for such reduction. Such Lender shall deliver to Borrower (with a copy to Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 7.1, which statement shall be conclusive and binding, upon all parties hereto absent manifest error.

     Section 7.2       Taxes; Withholding, etc.

         (a) Payments to Be Free and Clear. All sums payable by any Credit Party hereunder and under the other Credit Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of any Credit Party or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

         (b) Withholding of Taxes. If any Credit Party or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by any Credit Party to Agent or any Lender under any of the Credit Documents: (i) Borrower shall notify Agent of any such requirement or any change in any such requirement as soon as Borrower become aware of it, (ii) Borrower shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Credit Party) for its own account or (if that liability is imposed on Agent or such Lender, as the case may be) on behalf of and in the name of Agent or such Lender, (iii) the sum payable by such Credit Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made, and (iv) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (ii) above to pay, Borrower shall deliver to Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; provided, no such additional amount shall be required to be paid to any Lender under clause (iii) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof on the Closing Date) or after the effective date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date hereof or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

     Section 7.3       Indemnification.

         (a) Indemnification by the Borrower. The Borrower and its Subsidiaries will indemnify and defend the Agent, the Lenders and each of their respective shareholders, partners, members, managers, directors, officers, employees, agents, attorneys and Affiliates (collectively, the "Indemnified Persons") against and hold each Indemnified Person harmless from any and all liabilities, obligations, losses, damages, costs, expenses, claims, penalties, Actions, judgments, disbursements of any kind or nature whatsoever, interest, fines, cleanup costs, settlements, costs of preparation and investigation, costs incurred in enforcing this indemnity and reasonable attorneys' fees and expenses (collectively, "Losses"), that the Indemnified Persons may incur, suffer, sustain or become subject to arising out of, relating to, or due to (i) any inaccuracy or breach of any of the representations and warranties of any Credit Party contained in any Credit Document or in any certificate delivered thereunder, (ii) the nonfulfillment or breach of any covenant, undertaking, agreement or other obligation of any Credit Party contained in any Credit Document or in any certificate delivered thereunder, (iii) any Environmental Liability, and/or
     (iv) any use of proceeds of any Loans; provided that such indemnity shall not, as to any Indemnified Person, be available to the extent such Losses arise out of the gross negligence or willful misconduct of such Indemnified Person. Upon request of an Indemnified Person, Borrower shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person in connection with any Losses or threatened Losses and shall pay the reasonable fees and disbursements of such counsel. The Indemnified Person shall have the right to employ its own counsel at the expense of Borrower if (i) the employment of counsel by the Indemnified Person at the Borrower's expense has been authorized in writing by Borrower, (ii) the Borrower has not in fact employed counsel to represent the Indemnified Person within a reasonable time after receiving notice of a request for the retention of counsel or (iii) both the Indemnified Person and Borrower are implicated with respect to the Losses or the threatened Losses, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Borrower, and all such fees and expenses will be reimbursed promptly as they are incurred.

         (b) Contribution. If the indemnification provided for in this Section
     7.3 is prohibited under applicable Regulations to an Indemnified Person, then the Borrower, in lieu of indemnifying the Indemnified Person, will contribute to the amount paid or payable by the Indemnified Person as a result of the Losses in such proportion as is appropriate to reflect the relative fault of Borrower, on the one hand, and of the Indemnified Person, on the other, in connection with the events or circumstances which resulted in the Losses as well as any other relevant equitable considerations.

     Section 7.4 Right of Set Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender and Agent are hereby authorized by each Credit Party at any time or from time to time, without notice to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender or Agent to or for the credit or the account of any Credit Party against and on account of the Obligations of any Credit Party to such Lender or Agent hereunder, irrespective of whether or not (a) such Lender or Agent shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any other amounts due hereunder or the other Credit Documents shall have become due and payable and although such obligations and liabilities, or any of them, may be contingent or unmatured.

                                  ARTICLE VIII
                                Events of Default

     Section 8.1 Events of Default. Any one or more of the following events which shall occur and be continuing shall constitute an "Event of Default":

         (a) Failure to Make Payments When Due. Failure by the Borrower to pay
     (i) when due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise, or (ii) any interest on any Loan or any fee or any other amount due hereunder within two (2) Business Days after the date due;

         (b) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Section 2.3, Article V or
     Article VI;

         (c) Breach of Representations, etc. Any representation, warranty, certification or other statement made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by any Credit Party or any of its Subsidiaries in writing, pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made;

         (d) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents, other than any such term referred to in any other section of this Section 8.1, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such default and
     (ii) receipt by the Borrower of notice from Agent or any Lender of such default;

         (e) Default in Other Agreements. (i) Failure of any Credit Party to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness in an individual principal amount of $50,000 or more or with an aggregate principal amount of $100,000 or more, in each case beyond the grace period, if any, provided therefor, or (ii) breach or default by any Credit Party with respect to any other material term of (A) one or more items of Indebtedness in the individual or aggregate principal amounts referred to in clause (i) above or (B) any loan agreement, mortgage, indenture or other agreement relating to such item of

     Indebtedness, in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be;

         (f) Involuntary Bankruptcy, Appointment of Receiver, etc. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of Borrower or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed, or any other similar relief shall be granted under any applicable federal or state law, or (ii) an involuntary case shall be commenced against Borrower or any of its Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over such Borrower or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of such Borrower or any of its Subsidiaries for all or a substantial part of its property or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Borrower or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days without having been dismissed, bonded or discharged;

         (g) Voluntary Bankruptcy, Appointment of Receiver, etc. (i) Borrower or any of its Subsidiaries shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Borrower or any of its Subsidiaries shall make any assignment for the benefit of creditors, or
     (ii) Borrower or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or similar governing body) of Borrower or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 8.1(f);

         (h) Judgments and Attachments. Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $50,000 or (ii) in the aggregate at any time an amount in excess of $100,000 (in either case to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Borrower or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than 5 days prior to the date of any proposed sale thereunder);

         (i) Dissolution. Any order, judgment or decree shall be entered against any Credit Party decreeing, the dissolution or split up of the Borrower or any of its Subsidiaries and such order shall remain undischarged or unstayed for a period in excess of thirty 30 days;

         (j) Change of Control. A Change of Control shall occur;

         (k) Collateral Documents and other Credit Documents. At any time after the execution and delivery thereof, (i) this Agreement or any Credit Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations in accordance with the terms hereof) or shall be declared null and void, or Agent shall not have or shall cease to have a valid and perfected Lien in any Collateral purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, or (ii) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party; or

         (l) Backlog Inaccuracy. More than ten percent (10%) of those accounts receivable of the Borrower created or arising in connection with any contract disclosed in the Borrower's backlog report to the Agent and/or the Lenders are not valid and legally enforceable obligations of the applicable account debtors or are subject to any present or contingent offset, deduction or counterclaim, dispute or other defense on the part of such account debtors.

     Section 8.2 Remedies. Upon and after the occurrence of an Event of Default:

         (a) Non Bankruptcy Related Defaults. In the case of any Event of Default specified in any Section other than Section 8.1(f) or 8.1(g), the Agent may, and at the request of the Required Lenders shall, by notice to the Borrower (i) terminate the Revolving Credit Commitments and/or if the Overadvance Loan has not yet been made, terminate the Overadvance Loan Commitment and it/they shall thereupon terminate, and (ii) declare each of the following to be immediately due and payable, which shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (A) the unpaid principal amount of and interest on the Loans and (B) all other Obligations.

         (b) Bankruptcy Events of Default. In the case of any of the Events of Default specified in Section 8.1(f) or 8.1(g), without any notice to the Borrower or any other act by the Agent or any Lender, automatically, (i) the Revolving Credit Commitments and, if the Overadvance Loan has not yet been made, the Overadvance Loan Commitments shall thereupon terminate, and
     (ii) each of the following shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (A) the unpaid principal amount of and interest on the Loans and (B) all other Obligations.

         (c) Remedies in All Events of Default. The Agent shall, at the request of or with the consent of the Required Lenders, (i) exercise all rights and remedies provided in the Credit Documents, (ii) exercise any right of counterclaim, setoff, banker's lien or otherwise which it may have with respect to money or property of the Borrower, (iii) bring any lawsuit, action or other proceeding permitted by law for the specific performance of, or injunction against any violation of, any Credit Document and may exercise any power granted under or to recover judgment under any Credit Document, (iv) enforce any and all Liens and security interests created pursuant to Collateral Documents, and (v) exercise any other right or remedy permitted by applicable Regulations.

         (d) Lenders' Remedies. Unless otherwise directed by the Required Lenders, in case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to Section 8.2, the Agent may proceed to protect and enforce the rights of the Agent and/or any Lender by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Credit Documents or any instrument pursuant to which the Obligations to the Agent and/or such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent and/or such Lender. No remedy herein conferred upon any Lender or the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

                                   ARTICLE IX
                                    The Agent

     Section 9.1 Appointment of Agent. Patriarch Partners Agency Services, LLC is hereby appointed Agent hereunder, and each Lender hereby authorizes Agent to act as its agent in accordance with the terms hereof and the other Credit Documents. The Agent hereby agrees to act upon the express conditions contained herein and the other Credit Documents, as applicable. The provisions of this
Article IX are solely for the benefit of Agent and Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties hereunder, the Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower or any of its Subsidiaries. The Agent without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates.

     Section 9.2 Powers and Duties. Each Lender irrevocably authorizes the Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Credit Documents as are specifically delegated or granted to the Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Agent shall have only those duties and responsibilities that are expressly specified herein and the other Credit Documents. The Agent may execute any of its duties under this Agreement and the other Credit Documents by or through agents or attorneys in fact, or may assign such duties to its wholly owned nominee without the consent of the Lenders, and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not have, by reason hereof or any of the other Credit Documents, a fiduciary relationship in respect of any Lender and nothing herein or any of the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect hereof or any of the other Credit Documents except as expressly set forth herein or therein.

     Section 9.3 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Credit Document by or through third parties, agents, employees or attorneys in fact (any such entity, a "Sub Agent") or may assign such duties to its wholly owned nominee without the consent of the Lenders, and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any third party, agent or attorney in fact that it selects as long as such selection was made with reasonable care. The Borrower and each Lender hereby agree that any Sub Agent appointed hereunder shall be entitled to the benefit of the provisions of Sections 7.3, 9.2, 9.4, 9.5, 9.6, 9.7, 9.9, 9.10 and 9.11 of this
Agreement as if such Sub Agent is a party to this Agreement.

     Section 9.4 General Immunity.

         (a) No Responsibility for Certain Matters. The Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by the Agent to Lenders or by or on behalf of any Credit Party to the Agent or any Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall the Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default. Anything contained herein to the contrary notwithstanding, Agent shall not have any liability arising from confirmations of the amount of outstanding Loans.

         (b) Exculpatory Provisions. None of the Agent or any of its officers, trustees, partners, members, directors, employees, attorneys or agents shall be liable to Lenders for any action taken or omitted by the Agent under or in connection with any of the Credit Documents except to the extent caused by the Agent's gross negligence or willful misconduct. The Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until the Agent shall have received instructions in respect thereof from the Required Lenders (or such other Lenders as may be required to give such instructions under Section 11.1) and, upon receipt of such instructions from the Required Lenders (or such other Lenders, as the case may be), the Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) the Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Borrower and its Subsidiaries), accountants, experts and other professional advisors selected by it, and (ii) no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or (where so instructed) refraining from acting hereunder or any of the other Credit Documents in accordance with the instructions of the Required Lenders (or such other Lenders as may be required to give such instructions under
     Section 11.1). The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document which involves discretionary decision making absent express written instructions from the Required Lenders with respect thereto.

     Section 9.5 Agent Entitled to Act with Borrower. The Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower for services in connection herewith and otherwise without having to account for the same to Lenders.

     Section 9.6 Lenders' Representations, Warranties and Acknowledgment.

         (a) Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with Borrowings hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of the Borrower and its Subsidiaries. The Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and the Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

         (b) Each Lender, by delivering its signature page to this Agreement and funding or continuing any of its Term Loans, or Revolving Loans and accepting its Revolving Credit Commitments and Overadvance Loan Commitments on the Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by the Agent or Lenders, as applicable on the Closing Date.

     Section 9.7 Right to Indemnity. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify the Agent and its stockholders, directors, officers, employees, agents, attorneys and Affiliates (each an "Indemnified Agent Person"), to the extent that the Agent shall not have been reimbursed by any Credit Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Indemnified Agent Person in exercising its powers, rights and remedies or performing its duties hereunder or under the other Credit Documents or otherwise in its capacity as the Agent in any way relating to or arising out hereof or the other Credit Documents; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. If any indemnity furnished to the Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify the Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender's Pro Rata Share thereof, and provided further, this sentence shall not be deemed to require any Lender to indemnify the Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

     Section 9.8 Successor Agent.

         (a) The Agent may resign at any time by giving not less than ten (10) Business Days prior written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent.

         (b) If no successor Agent shall have been so appointed by the Lenders within ten (10) Business Days after the resigning Agent's giving of notice of resignation, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $250,000,000. In the event that the Agent is unable to appoint a replacement successor within ten (10) Business Days after it is entitled to do so after using reasonable efforts, the Agent may nonetheless resign by delivering a written resignation to the Lenders and the Borrower, provided that in such circumstances, and unless and until a successor Agent is appointed, the Agent shall remain Agent solely for the purpose of serving as secured party of record with respect to the Collateral, its sole duty in that capacity shall be to take such ministerial actions as it shall be directed to take by the Lenders (including, without limitation, the execution and delivery of documents or instruments relating to the Collateral), and the Agent shall be entitled to reimbursement from the

     Borrower for its out of pocket costs and expenses and reasonable compensation from the Borrower for its services. If the Agent has resigned and no successor Agent has been appointed, subject to the preceding sentence, the Lenders shall perform the duties of the Agent hereunder, and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and shall deal directly with the Lenders.

         (c) No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment in writing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent and upon the execution and filing of such financing statements, or amendments thereto, and such other instruments and notices, as may be necessary or desirable or as the Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted under the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the resigning Agent, and the resignation of the Agent shall then be effective for all purposes. Upon the effectiveness of the resignation of the Agent, the resigning Agent shall be discharged from its duties and obligations under the Credit Documents. After the effectiveness of the resignation of an Agent, the provisions of Section 7.3, Section 11.3 and this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as the Agent under this Agreement.

         (d) The Required Lenders may replace the Agent with a successor Agent, with or without cause, at any time by giving not less than thirty (30) days' prior written notice thereof to the Agent and the Borrower.

     Section 9.9       Collateral Documents.

         (a) Agent as Agent under Collateral Documents. Each Lender hereby further authorizes Agent, on behalf of and for the benefit of Lenders, to be the agent for and representative of Lenders with respect to the Collateral and the Collateral Documents. Subject to Section 11.1, without further written consent or authorization from Lenders, Agent may execute any documents or instruments necessary to release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted hereby or to which Lenders have otherwise consented.

         (b) Agent's Right to Realize on Collateral. Anything contained in any of the Credit Documents to the contrary notwithstanding the Borrower, Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Agent, on behalf of Lenders in accordance with the terms hereof, and (ii) in the event of a foreclosure by Agent on any of the Collateral pursuant to a public or private sale, Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Agent at such sale.

     Section 9.10 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Lenders; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     Section 9.11 Delivery of Documents, Notices , Etc. In addition to, and in furtherance of any requirement placed upon the Agent herein to deliver, provide, distribute, notify or otherwise convey items received from the Borrower to the Lenders, the Agent shall promptly notify Lenders of any notices, documents, requests, demands or other items Agent received from Borrower and promptly deliver or convey, to the extent they are in written form, such notices, documents, requests, demands or items to the Lenders.

                                   ARTICLE X
                                     Release

     Section 10.1 Release.

     In consideration of the premises hereto, and the covenants and agreements contained in this Agreement, the Borrower, the Guarantors, their Affiliates, members, partners, managers, officers, shareholders, directors, officers, employees, attorneys and agents of each of them, and each of the heirs, executors, administrators successors and assigns of any of those persons (collectively, the "Releasors"), hereby release and discharge the Agent, the Lenders, their Affiliates, members, partners, managers, shareholders, directors, officers, employees, attorneys and agents of each of them, and each of the heirs, executors, administrators successors and assigns of any of those persons (collectively, the "Releasees"), from any and all actions, causes of action, suits, debts, obligations, liabilities, contracts, controversies, agreements, promises, damages, judgments, claims or demands whatsoever, of whatever kind and based on whatever legal theory that the Releasors ever had, now has or hereafter can, shall or may have against the Releasees, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement.

                                   ARTICLE XI
                                  Miscellaneous

     Section 11.1 Amendments and Waivers.

         (a) General. Subject to Section 11.1(b) and Section 11.1(c) below, no amendment, modification, termination or waiver of any provision of the

     Credit Documents, or consent to any departure by any Credit Party therefrom, shall be effective without the written consent of the Required Lenders.

         (b) Other Consent. Notwithstanding the provisions of Section 11.1(a) above, no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall amend, modify, terminate or waive any provision of Article IX as the same applies to the Agent, or any other provision hereof as the same applies to the rights or obligations of the Agent, in each case without the consent of the Agent.

         (c) Without the prior unanimous written consent of the affected
     Lenders,

               (i) no amendment, consent or waiver shall (A) affect the amount or extend the time of the obligation of any Lender to make Loans or (B) extend the originally scheduled time or times of repayment of the principal of any Loan or (C) alter the time or times of payment of interest on any Loan or of any fees payable for the account of the Lenders or (D) alter the amount of the principal of any Loan or the rate of interest thereon or (E) after the amount of any fee payable hereunder of the account of the Lenders or (F) permit any subordination of the principal of or interest on any Loan or
                    (G) permit the subordination of the Lien credited by the Collateral Documents in any of the Collateral,

               (ii) no Collateral, other than in connection with Asset Sale made in accordance with the terms hereof or as otherwise specifically permitted in this Agreement or the Collateral Documents, shall be released from the Lien of the Collateral Documents; and

               (iii) none of the provisions of this Section 11.1(c) shall be amended.

         (d) Effect of Notices, Waivers or Consents. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.1 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.

Section 11.2 Notices. All notices, requests, demands and other communications to any party or given under any Credit Document (collectively, "Notices") will be in writing and delivered personally, by overnight courier or by registered mail to the parties at the following address or sent by telecopier, with confirmation received, to the telecopy number specified below (or at such other address or telecopy number as will be specified by a party by like notice given at least five calendar days prior thereto):

         (a) If to the Borrower, at:

                           Scan Optics, Inc.
                           169 Progress Drive
                           Manchester, Connecticut  06040
                           Telephone:       (860) 645-7878
                           Facsimile:       (860) 645-7995
                           Attention:       Chief Financial Officer

                           With a copy to:

                           Day, Berry & Howard LLP
                           CityPlace I
                           Harford, Connecticut  06103-3499
                           Telephone:       (860) 275-0100
                           Facsimile:       (860) 275-0343
                           Attention:       Richard D. Harris

         (b) If to the Agent, at:

                           PATRIARCH PARTNERS AGENCY SERVICES, LLC 112 South Tryon Street, Suite 700 Charlotte, North Carolina 28284
                           Attention:       Loan Administration/Scan Optics
                           Telephone:       (704) 227 1200
                           Facsimile:       (704) 375 0358

                           with a copy to:

                           Richards Spears Kibbe & Orbe LLP
                           One World Financial Center
                           New York, New York  10281
                           Telephone:       (212) 530 1800
                           Facsimile:       (212) 530 1801
                           Attention:       Larry G. Halperin, Esq.

         (c) If to the Lenders, to the address for such Lender set forth on the signature pages hereto.

All Notices will be deemed delivered when actually received. Each of the parties will hereafter notify the other in accordance with this Section of any change of address or telecopy number to which notice is required to be mailed.

     Section 11.3 Expenses.

Whether or not the transactions contemplated hereby shall be consummated or any Loans shall be made, Borrower agrees to pay promptly:

         (a) all the actual and reasonable costs and expenses of preparation of the Credit Documents and any consents, amendments, waivers or other modifications thereto; the reasonable fees, expenses and disbursements of counsel to Lenders and Agent in connection with the negotiation, preparation, execution and administration of the Credit Documents and any consents, amendments, supplements, waivers or other modifications thereto and any other documents or matters requested by Borrower;

         (b) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Agent, for the benefit of Lenders and Agent, pursuant hereto, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to Agent and Lenders;

         (c) all the actual costs and reasonable fees, expenses and disbursements of any auditors, accountants, consultants or appraisers;

         (d) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Agent and its counsel) in connection with the inspection, verification, custody or preservation of any of the Collateral;

         (e) after the occurrence of a Default or an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by any Agent or Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of any guaranty) or in connection with any negotiations, reviews, refinancing or restructuring of the credit arrangements provided hereunder, including without limitation in the nature of a "work out" or pursuant to any insolvency or bankruptcy cases or proceedings.

         (f) The foregoing shall not be construed to limit any other provisions of the Credit Documents regarding costs and expenses to be paid by the Borrower.

     Section 11.4      Enforceability; Successors and Assigns.

         (a) Enforceability; Successors and Assigns. This Agreement will be binding upon and inure to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto. This Agreement may not be assigned by the Borrower hereto without the prior written consent of the Agent and each Lender. Any assignment or attempted assignment in contravention of this Section will be void ab initio and will not relieve the assigning party of any obligation under this Agreement.

         (b) Assignments. Each Lender may assign (each, an "Assignment") to one or more Eligible Assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including all or a portion of such Lender's Loans, Overadvance Loan Commitment, Revolving Credit

     Commitment and Notes, as the case may be). Such Assignment may be made without the consent of the Borrower but shall require the consent of the Agent. In connection with any such Assignment, the assigning Lender and the Assignee shall execute and deliver to the Agent an Assignment Agreement, in the form of Exhibit 11.4(b) (each, an "Assignment Agreement"), and a $3,500.00 Assignment Fee payable to Agent. Upon its receipt of a duly executed and completed Assignment Agreement, Agent shall record the information contained in such Assignment Agreement in the Register, shall give prompt notice thereof to the Borrower and shall maintain a copy of such Assignment Agreement. From and after the effective date of an Assignment, the Assignee shall be a party hereto and, to the extent of the interest assigned pursuant to the Assignment, have the rights and obligations of a lender under this Agreement, and the Lender shall, to the extent of the interest assigned, be released from its obligations under this Agreement. The Borrower hereby consents to the disclosure of any information obtained by Lender in connection with this Agreement to any Person to which Lender sells, or proposes to sell, its Loans, Overadvance Loan Commitment, Revolving Credit Commitment or Notes provided any such Person shall agree to keep any such information confidential.

         (c) Participations. Each Lender may sell participations (each, a "Participation") to one or more Persons (each, a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of such Lender's Loans, Overadvance Loan Commitment, Revolving Credit Commitment and Notes, as the case may be); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower for the performance of such obligations, and (iii) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which the Lender sells such a participation shall provide that the Lender shall retain the sole right to enforce the Credit Documents and to approve any amendment, modification or waiver of any provision of the Credit Documents. Borrower hereby consents to the disclosure of any information obtained by a Lender in connection with this Agreement to any Person to which such Lender participates, or proposes to participate, its Loans, Revolving Credit Commitment or the Note.

         (d) Notwithstanding anything else to the contrary contained herein, any Lender may any time pledge its Loans and such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank and, in the case of any Lender that is a fund, to its trustee for the benefit of its investors; provided, that no such pledge to a Federal Reserve Bank (or in the case of any Lender that is a fund, to its trustee for the benefit of its investors) shall release such Lender from such Lender's obligations hereunder or under any other Credit Document.

     Section 11.5 Lenders' Obligations Several: Independent Nature of Lenders' Rights. The obligation of each Lender hereunder is several and not joint and neither Agent nor any Lender shall be responsible for the obligation of any other Lender hereunder. In the event that any Lender at any time should fail to continue a Loan as herein provided, the Lenders, or any of them, at their sole option, may continue the Loan that was to have been continued by the Lender so failing to continue such Loan. Nothing contained in any Credit Document and no action taken by Agent or any Lender pursuant hereto or thereto shall be deemed to constitute Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, provided the Agent fails or refuses to exercise any independent debt, and, provided the Agent fails or refuses to exercise any remedies against Borrower after receiving the direction of the Lenders, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     Section 11.6 Integration. This Agreement and the other Credit Documents contain and constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings, whether written or oral, of the parties hereto.

     Section 11.7 No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement or any of the other Credit Documents will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in the Credit Documents will be cumulative and not exclusive of any rights or remedies provided by law.

     Section 11.8 Submission to Jurisdiction. Each of the Borrower, the other Credit Parties, the Agent and the Lenders hereby (a) agrees that any Action with respect to any Credit Document may be brought in the courts of the City and State of New York or of the United States of America for the Southern District of New York, (b) accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of such courts, (c) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any Action in those jurisdictions, and (d) irrevocably consents to the service of process of any of the courts referred to above in any Action by the mailing of copies of the process to the parties hereto as provided in Section 11.2. Service effected as provided in this manner will become effective ten (10) calendar days after the mailing of the process.

     Section 11.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement.

     Section 11.10 Governing Law. This Agreement and the other Credit Documents will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within that state, without reference to conflicts of laws provisions.

     Section 11.11 Waiver of Jury. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 11.12 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     Section 11.13 Survival. All representations, warranties, covenants, agreements, and conditions contained in or made pursuant to this Agreement or the other Credit Documents shall survive (a) the making of any Loans and the payment of the Obligations and (b) the performance, observance and compliance with the covenants, terms and conditions, express or implied, of all Credit Documents, until the due and punctual (i) indefeasible payment of the Obligations and (ii) performance, observance and compliance with the covenants, terms and conditions, express or implied, of this Agreement and all of the other Credit Documents; provided, however, that the provisions of Article VII, Section
9.6 and Section 11.3 shall survive (i) indefeasible payment of the Obligations and (ii) performance, observance and compliance with the covenants, terms and conditions, express or implied, of this Agreement and all of the other Credit Documents.

     Section 11.14 Lawful Interest. The Borrower shall not be obligated to pay any interest in excess of the maximum rate provided by law and interest under any Credit Document otherwise in excess of that rate shall be reduced to that rate.

     Section 11.15 Interpretation. As used in this Agreement, references to the singular will include the plural and vice versa and references to the masculine gender will include the feminine and neuter genders and vice versa, as appropriate. Unless otherwise expressly provided in this Agreement (a) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement and (b) article, section, subsection, schedule and exhibit references are references with respect to this Agreement unless otherwise specified. Unless the context otherwise requires, the term "including" will mean "including, without limitation." The headings in this Agreement and in the Schedules are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

     Section 11.16 Ambiguities. This Agreement and the other Credit Documents were negotiated between legal counsel for the parties and any ambiguity in this Agreement or the other Credit Documents shall not be construed against the party who drafted this Agreement or such other Credit Documents.

  [Remainder of page intentionally left blank; signatures on following pages.]

         In witness whereof, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                               SCAN-OPTICS, INC.
--------


                                        By: ____________________________
                                               Name:
                                               Title:

GUARANTORS:                             SCAN-OPTICS LIMITED
----------


                                        By: ____________________________
                                               Name:
                                               Title:

                                        SCAN OPTICS (CANADA), LTD.


                                        By: ____________________________
                                               Name:
                                               Title:

AGENT:                                  PATRIARCH PARTNERS AGENCY
-----
                                        SERVICES, LLC, as Agent


                                        By: ____________________________
                                               Name:
                                               Title:

LENDERS:

Address for Notices:                   ARK CLO 2000-1, LIMITED
-------------------

c/o Patriarch Partners, LLC            By:      Patriarch Partners, LLC
112 South Tyron Street, Suite 700               its Collateral Manager
Charlotte, North Carolina 28284
Telephone:        (704) 227-1200
Facsimile:        (704) 375-0358       By: ____________________________
                                              Name:      Lynn Tilton
                                              Title:     Manager

Address for Notices:                   ZOHAR CDO 2003-1, LIMITED
-------------------

c/o Patriarch Partners VIII, LLC       By:      Patriarch Partners VIII, LLC,
112 South Tyron Street, Suite 700               its Collateral Manager
Charlotte, North Carolina 28284
Telephone:        (704) 227-1200
Facsimile:        (704) 375-0358       By: ____________________________
                                              Name:      Lynn Tilton
                                              Title:     Manager


                                TABLE OF CONTENTS



ARTICLE I Defined Terms........................................................................................2
   Section 1.1       Definitions...............................................................................2
ARTICLE II Loans..............................................................................................14
   Section 2.1       Loans....................................................................................14
   Section 2.2       Pro Rata Shares..........................................................................18
   Section 2.3       Use of Proceeds..........................................................................18
   Section 2.4       Evidence of Debt; Register; Lenders' Books and Records; Notes............................18
   Section 2.5       Interest on Loans........................................................................19
   Section 2.6       Fees.....................................................................................20
   Section 2.7       Repayment; Scheduled Payments............................................................21
   Section 2.8       Optional Prepayments.....................................................................21
   Section 2.9       Mandatory Prepayments; Mandatory Commitment Reductions...................................22
   Section 2.10      Application of Prepayments...............................................................23
   Section 2.11      General Provisions Regarding Payments....................................................23
   Section 2.12      Ratable Sharing..........................................................................24
ARTICLE III Conditions Precedent..............................................................................25
   Section 3.1       Closing Date.............................................................................25
   Section 3.2       Conditions to Each Borrowing.............................................................27
ARTICLE IV Representations and Warranties.....................................................................28
   Section 4.1       Representations and Warranties...........................................................28
ARTICLE V Affirmative Covenants...............................................................................31
   Section 5.1       Affirmative Covenants....................................................................31
ARTICLE VI Negative Covenants/Financial Covenants.............................................................33
   Section 6.1       Negative Covenants.......................................................................33
   Section 6.2       Financial Covenants......................................................................35
ARTICLE VII Increased Costs; Taxes; Indemnification; Set Off; Etc.............................................35
   Section 7.1       Increased Costs; Capital Adequacy........................................................35
   Section 7.2       Taxes; Withholding, etc..................................................................36
   Section 7.3       Indemnification..........................................................................37
   Section 7.4       Right of Set Off.........................................................................37
ARTICLE VIII Events of Default................................................................................38
   Section 8.1       Events of Default........................................................................38
   Section 8.2       Remedies.................................................................................40
ARTICLE IX The Agent..........................................................................................41
   Section 9.1       Appointment of Agent.....................................................................41
   Section 9.2       Powers and Duties........................................................................41
   Section 9.3       Delegation of Duties.....................................................................42
   Section 9.4       General Immunity.........................................................................42
   Section 9.5       Agent Entitled to Act with Borrower......................................................43
   Section 9.6       Lenders' Representations, Warranties and Acknowledgment..................................43
   Section 9.7       Right to Indemnity.......................................................................44
   Section 9.8       Successor Agent..........................................................................44
   Section 9.9       Collateral Documents.....................................................................45





                                      -56-



   Section 9.10      Notice of Default........................................................................46
   Section 9.11      Delivery of Documents, Notices , Etc.....................................................46
ARTICLE X Release.............................................................................................46
   Section 10.1      Release..................................................................................46
ARTICLE XI Miscellaneous......................................................................................46
   Section 11.1      Amendments and Waivers...................................................................46
   Section 11.2      Notices..................................................................................47
   Section 11.3      Expenses.................................................................................48
   Section 11.4      Enforceability; Successors and Assigns...................................................49
   Section 11.5      Lenders' Obligations Several: Independent Nature of Lenders' Rights......................50
   Section 11.6      Integration..............................................................................51
   Section 11.7      No Waiver; Remedies......................................................................51
   Section 11.8      Submission to Jurisdiction...............................................................51
   Section 11.9      Execution in Counterparts................................................................51
   Section 11.10     Governing Law............................................................................51
   Section 11.11     Waiver of Jury...........................................................................52
   Section 11.12     Severability.............................................................................52
   Section 11.13     Survival.................................................................................52
   Section 11.14     Lawful Interest..........................................................................52
   Section 11.15     Interpretation...........................................................................52
   Section 11.16     Ambiguities..............................................................................53


Exhibit 2.4(c)(i)          Form of Revolving Note
Exhibit 2.4(c)(ii)         Form of Term Note
Exhibit 2.4(c)(iii)        Form of Overadvance Note
Exhibit 3.1(a)             Form of Secretary's Certificate
Exhibit 3.1(b)             Form of Incumbency Certificate
Exhibit 3.1(c)             Form of Subsidiary Secretary's Certificate
Exhibit 3.1(f)             Form of Opinion of Counsel (Day, Berry & Howard, LLP)
Exhibit 3.1(g)             Form of Closing Date Certificate
Exhibit 3.1(i)(A)          Form of Amended and Restated Security Agreement (Borrower)
Exhibit 3.1(i)(B)          Form of Amended and Restated Security Agreement (SOC)
Exhibit 3.1(i)(C)          Form of Amended and Restated Patent Collateral Assignment and Security Agreement
Exhibit 3.1(i)(D)          Form of Amended and Restated Trademark Collateral Security and Pledge Agreement
Exhibit 3.1(j)             Form of Amended and Restated Stock Pledge Agreement
Exhibit 3.1(o)(A)          Form of Plan of Reorganization
Exhibit 3.1(o)(B)          Form of Certificate of Designations
Exhibit 3.1(p)             Form of Second Amendment to Master Agreement
Exhibit 3.1(q)(A)          Form of Amended and Restated Unlimited Guaranty by Scan-Optics (Canada), Ltd.
Exhibit 3.1(q)(B)          Form of Amended and Restated Unlimited Guaranty by Scan-Optics Limited
Exhibit 3.2(a)             Form of Funding Notice




                                      -57-





Exhibit 11.4(b)            Form of Assignment Agreement

Schedule 4.1(f)            Legal and Other Proceedings
Schedule 4.1(m)            Subsidiaries/Capital Structure
Schedule 5.1(h)            Recapitalization Documents
Schedule 6.1(b)            Liens
Schedule 6.1(i)            Documents Allowing Issuance of Securities


                               Exhibit 2.4(c)(i)
                             Form of Revolving Note


                    SIXTH AMENDED AND RESTATED REVOLVING NOTE

                                SCAN-OPTICS, INC.


$2,500,000.00                                         Dated as of March __, 2004


         FOR VALUE RECEIVED, the undersigned, SCAN-OPTICS, INC., a Delaware corporation (hereinafter, together with its successors in title and assigns, called the "Borrower"), promises to pay, on or before the Maturity Date (as hereinafter defined by reference) to the order of ARK CLO 2000-1, LIMITED, a Cayman Islands exempted company (hereinafter, together with its successors in title and assigns, called the "Lender"), the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($2,500,000.00), in immediately available funds or, if less, the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement to which reference is hereinafter made and to pay interest, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof until payment in full of such principal amount as provided in the Credit Agreement.

         This Revolving Note is made and delivered by the Borrower pursuant to Sections 2.1 and 2.4 of the Third Amended and Restated Credit Agreement, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and Patriarch Partners Agency Services, LLC, as Agent, dated as of even date herewith, and as may be further amended, modified, supplemented and in effect from time to time (as so amended, modified and supplemented, the "Credit Agreement"), and is entitled to the benefits and is subject to the provisions of the Credit Agreement. All capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as therein.

         This Revolving Note amends and restates that certain Fifth Amended and Restated Revolving Credit Note, dated as of December 31, 2001, in the original principal amount of $10,750,000.00 executed and delivered by the Borrower to the Lender (the "Original Revolving Note"). This Revolving Note is executed and delivered in partial substitution for, but not in satisfaction of, the Original Revolving Note, all as described in more detail in the Credit Agreement.

         The Borrower has the right to prepay the principal of this Revolving Note on the terms and conditions specified in the Credit Agreement. All of the terms, covenants and conditions of the Credit Agreement and the other Credit Documents are hereby made a part of the Revolving Note and are deemed incorporated in full.

         If any Event of Default shall occur, the entire unpaid principal amount of this Revolving Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower and all guarantors and endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Revolving Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

         This Revolving Note and the obligations of the Borrower hereunder shall be governed by, and interpreted and determined in accordance with, the laws of the State of New York.

         THE BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE REVOLVING LOANS SHALL BE USED ONLY FOR THE PURPOSES DESCRIBED IN THE CREDIT AGREEMENT AND THAT THIS REVOLVING NOTE IS PART OF A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. THE BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278A ET SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE BORROWER ACKNOWLEDGES THAT LENDER'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES SECTION 52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY LENDER'S ATTORNEY. THE LENDER ACKNOWLEDGES THE BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. THE BORROWER FURTHER WAIVES ITS RIGHTS TO REQUEST THAT LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER.

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be signed in its corporate name by its duly authorized officer on the day and in the year first above written.

                                       SCAN-OPTICS, INC.


                                       By : ______________________________
                                              Name:
                                              Title:

                               Exhibit 2.4(c)(ii)
                                Form of Term Note



                      SECOND AMENDED AND RESTATED TERM NOTE

                                SCAN-OPTICS, INC.


$9,000,000.00                                         Dated as of March __, 2004


         FOR VALUE RECEIVED, the undersigned, SCAN-OPTICS, INC., a Delaware corporation (hereinafter, together with its successors in title and assigns, called the "Borrower"), promises to pay, on or before the Maturity Date (as hereinafter defined by reference) to the order of ARK CLO 2000-1, LIMITED, a Cayman Islands exempted company (hereinafter, together with its successors in title and assigns, called the "Lender"), the principal sum of NINE MILLION AND 00/100 DOLLARS ($9,000,000.00), in immediately available funds or, if less, the aggregate unpaid principal amount of the Term Loan made by the Lender to the Borrower pursuant to the Credit Agreement to which reference is hereinafter made and to pay interest, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof until payment in full of such principal amount as provided in the Credit Agreement.

         This Term Note is made and delivered by the Borrower pursuant to Sections 2.1 and 2.4 of the Third Amended and Restated Credit Agreement, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and Patriarch Partners Agency Services, LLC, as Agent, dated as of even date herewith, and as may be further amended, modified, supplemented and in effect from time to time (as so amended, modified and supplemented, the "Credit Agreement"), and is entitled to the benefits and is subject to the provisions of the Credit Agreement. All capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as therein.

         This Term Note amends and restates that certain Amended and Restated Term Note, dated as of December 31, 2001, in the original principal amount of $2,000,000.00 executed and delivered by the Borrower to the Lender (the "Original Term Note"). This Term Note is executed and delivered in partial substitution for, but not in satisfaction of, the Original Term Note, all as described in the Credit Agreement.

         The Borrower has the right to prepay the principal of this Term Note on the terms and conditions specified in the Credit Agreement. All of the terms, covenants and conditions of the Credit Agreement and the other Credit Documents are hereby made a part of the Term Note and are deemed incorporated in full.

         If any Event of Default shall occur, the entire unpaid principal amount of this Term Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower and all guarantors and endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Term Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

         This Term Note and the obligations of the Borrower hereunder shall be governed by, and interpreted and determined in accordance with, the laws of the State of New York.

         THE BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE TERM LOAN SHALL BE USED ONLY FOR THE PURPOSES DESCRIBED IN THE CREDIT AGREEMENT AND THAT THIS TERM NOTE IS PART OF A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. THE BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278A ET SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE BORROWER ACKNOWLEDGES THAT LENDER'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES SECTION 52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY LENDER'S ATTORNEY. THE LENDER ACKNOWLEDGES THE BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. THE BORROWER FURTHER WAIVES ITS RIGHTS TO REQUEST THAT LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER.

         IN WITNESS WHEREOF, the Borrower has caused this Term Note to be signed in its corporate name by its duly authorized officer on the day and in the year first above written.

                                       SCAN-OPTICS, INC.


                                       By : ______________________________
                                              Name:
                                              Title:

                               Exhibit 2.4(c)(iii)
                            Form of Overadvance Note


                                OVERADVANCE NOTE

                                SCAN-OPTICS, INC.


$2,000,000.00                                         Dated as of March __, 2004


         FOR VALUE RECEIVED, the undersigned, SCAN-OPTICS, INC., a Delaware corporation (hereinafter, together with its successors in title and assigns, called the "Borrower"), promises to pay, on or before the Maturity Date (as hereinafter defined by reference) to the order of ZOHAR CDO 2003-1, LIMITED, a Cayman Islands exempted company (hereinafter, together with its successors in title and assigns, called the "Lender"), the principal sum of TWO MILLION AND 00/100 DOLLARS ($2,000,000.00), in immediately available funds or, if less, the aggregate unpaid principal amount of the Overadvance Loan made by the Lender to the Borrower pursuant to the Credit Agreement to which reference is hereinafter made and to pay interest, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof until payment in full of such principal amount as provided in the Credit Agreement.

         This Overadvance Note is made and delivered by the Borrower pursuant to Sections 2.1 and 2.4 of the Third Amended and Restated Credit Agreement, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and Patriarch Partners Agency Services, LLC, as Agent, dated as of even date herewith, and as may be further amended, modified, supplemented and in effect from time to time (as so amended, modified and supplemented, the "Credit Agreement"), and is entitled to the benefits and is subject to the provisions of the Credit Agreement. All capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as therein.

         The Borrower has the right to prepay the principal of this Overadvance Note on the terms and conditions specified in the Credit Agreement. All of the terms, covenants and conditions of the Credit Agreement and the other Credit Documents are hereby made a part of this Overadvance Note and are deemed incorporated in full, including without limitation Section 2.1(c)(i)(B).

         If any Event of Default shall occur, the entire unpaid principal amount of this Overadvance Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower and all guarantors and endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Overadvance Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

         This Overadvance Note and the obligations of the Borrower hereunder shall be governed by, and interpreted and determined in accordance with, the laws of the State of New York.

         THE BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE OVERADVANCE LOAN SHALL BE USED ONLY FOR THE PURPOSES DESCRIBED IN THE CREDIT AGREEMENT AND THAT THIS OVERADVANCE NOTE IS PART OF A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. THE BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278A ET SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE BORROWER ACKNOWLEDGES THAT LENDER'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES SECTION 52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY LENDER'S ATTORNEY. THE LENDER ACKNOWLEDGES THE BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. THE BORROWER FURTHER WAIVES ITS RIGHTS TO REQUEST THAT LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER.

         IN WITNESS WHEREOF, the Borrower has caused this Overadvance Note to be signed in its corporate name by its duly authorized officer on the day and in the year first above written.

                                       SCAN-OPTICS, INC.


                                       By : ______________________________
                                              Name:
                                              Title:

                                 Exhibit 3.1(a)
                         Form of Secretary's Certificate

                     CERTIFICATE OF THE ASSISTANT SECRETARY

                                       OF

                                SCAN-OPTICS, INC.



         The undersigned, being an Assistant Secretary of Scan-Optics, Inc., a Delaware corporation (the "Credit Party"), does hereby certify, not individually but solely in such capacity, as follows:

         1. This Certificate is furnished pursuant to Section 3.1(a) of that certain Third Amended and Restated Credit Agreement, dated as of March __, 2004 (the "Credit Agreement"), among Scan-Optics, Inc, as Borrower, Scan-Optics Limited ("SOL"), Scan-Optics (Canada), Ltd. ("SOC"; and together with SOL and the subsidiaries of the Borrower that from time to time become guarantors thereunder, the "Guarantors"), Ark CLO 2000-1, Limited ("Ark"), Zohar CDO 2003-1, Limited ("Zohar"; and together with Ark, the "Lenders") and Patriarch Partners Agency Services, LLC, as Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

         2. Attached hereto as Exhibit A is a certified copy of the Certificate of Incorporation of the Credit Party as filed with the Secretary of State of the jurisdiction of its organization, together with all amendments thereto adopted through the date hereof.

         3. Attached here to as Exhibit B is a true and correct copy of the by-laws of the Credit Party, as in effect of the date hereof.

         4. Attached hereto as Exhibit C is a true and correct copy of the resolutions of the Board of Directors of the Credit Party duly adopted at a meeting of the Board of Directors of the Company held on March 10, 2004, and that at the date hereof, such resolutions have not been modified, amended or rescinded and are in full force and effect.

         5. Attached hereto as Exhibit D is a true and correct copy of the Plan of Reorganization, and that such Plan of Reorganization was duly adopted by the Board of Directors of the Credit Party on March 10, 2004 and that all consents, if any, necessary with respect thereto have been obtained.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed on this ____ day of March, 2004.





                              -------------------------------
                              Name:    Peter Stelling
                              Title:   Assistant Secretary of Scan-Optics, Inc.

                                 Exhibit 3.1(b)
                         Form of Incumbency Certificate

                          CERTIFICATE OF THE SECRETARY

                                       OF

                                SCAN-OPTICS, INC.



         The undersigned, being the Secretary of Scan-Optics, Inc., a Delaware corporation (the "Credit Party"), does hereby certify, not individually but solely in such capacity, as follows:

         1. This Certificate is furnished pursuant to Section 3.1(a) of that certain Third Amended and Restated Credit Agreement, dated as of March __, 2004 (the "Credit Agreement"), among Scan-Optics, Inc, as Borrower, Scan-Optics Limited ("SOL"), Scan-Optics (Canada), Ltd. ("SOC"; and together with SOL and the subsidiaries of the Borrower that from time to time become guarantors thereunder, the "Guarantors"), Ark CLO 2000-1, Limited ("Ark"), Zohar CDO 2003-1, Limited ("Zohar"; and together with Ark, the "Lenders") and Patriarch Partners Agency Services, LLC, as Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

         2. The following named individuals are duly elected officers of the Credit Party, each holds the office of the Credit Party set forth opposite his name and has such office as of the date hereof. The signature written opposite name and title of each such officer is his correct signature.

Name                 Office                                   Signature
James C. Mavel       Chairman, Chief Executive Officer and
                     President                                _________________


Peter Stelling       Vice President, Chief Financial
                     Officer, Treasurer and Assistant
                     Secretary                                _________________


Richard D. Harris    Secretary                                _________________










                      [Signature page follows on next page]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed on this ____ day of March, 2004.





                                      -------------------------------
                                      Name: Richard D. Harris
                                      Title:   Secretary of Scan-Optics, Inc.

                                 Exhibit 3.1(c)
                   Form of Subsidiary Secretary's Certificate

                                     FORM OF

                       CERTIFICATE OF THE [specify office]

                                       OF

                              [specify Subsidiary]

         The undersigned, being a [specify office] of [specify Subsidiary], a [specify jurisdiction of organization and type of entity] (the "Credit Party"), does hereby certify, not individually but solely in such capacity, as follows:

         1. This Certificate is furnished pursuant to Section 3.1(a) of that certain Third Amended and Restated Credit Agreement, dated as of [March ___], 2004 (the "Credit Agreement"), among Scan-Optics, Inc, as Borrower, Scan-Optics Limited ("SOL"), Scan-Optics (Canada), Ltd. ("SOC"; and together with SOL and the subsidiaries of the Borrower that from time to time become guarantors thereunder, the "Guarantors"), Ark CLO 2000-1, Limited ("Ark"), Zohar CDO 2003-1, Limited ("Zohar"; and together with Ark, the "Lenders") and Patriarch Partners Agency Services, LLC, as Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

         2. Attached hereto as Exhibit A is a certified copy of the [specify organizational document] of the Credit Party as filed in the [specify filing office] of the jurisdiction of its organization, together with all amendments thereto adopted through the date hereof.

         3. Attached here to as Exhibit B is a true and correct copy of the [specify operating agreement ] of the Credit Party, as in effect of the date hereof.

         4. Attached hereto as Exhibit C is a true and correct copy of the resolutions of the [Board of Directors, manager or general partner] of the Credit Party duly adopted [by unanimous written consent] on [date], and that at the date hereof, such resolutions have not been modified, amended or rescinded and are in full force and effect.

         5. The following named individuals are duly elected officers of the Credit Party, each holds the office of the Credit Party set forth opposite his name and has such office as of the date hereof. The signature written opposite name and title of each such officer is his correct signature.

Name                Office                                Signature


                      [Signature page follows on next page]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed on this ____ day of __________________, 2004.





                                     -------------------------------
                                     Name:
                                     Title:  ___________ of [specify Subsidiary]

                                 Exhibit 3.1(f)
                           Form of Opinion of Counsel









                                 March 30, 2004



To: The Agent and the Several Financial Institutions (collectively, the "Lenders") that are Parties to the Third Amended and Restated Credit Agreement referred to below

               Re: Third Amended and Restated Credit Agreement dated as of March 30, 2004 (the "Credit Agreement") by and among Scan-Optics, Inc., a Delaware corporation (the "Borrower"), the Guarantors who are Parties thereto, the Lenders and Patriarch Partners Agency Services, LLC (the "Agent")

Dear Ladies and Gentlemen:

         We have acted as counsel to the Borrower in connection with the transactions contemplated by the Credit Agreement. The Borrower and one of the Lenders, ARK CLO 2000-1, Limited ("ARK"), as assignee of Fleet National Bank, formerly known as BankBoston, N.A., as a lender, were parties to that certain Second Amended and Restated Loan Agreement, dated as of May 10, 1999 , as amended pursuant to that certain Amendment and Waiver Agreement, dated as of January 29, 2001, the Second Amendment and Waiver Agreement, dated as of July 1, 2001, the Third Amendment and Waiver Agreement, dated as of September 1, 2001, the Fourth Amendment Agreement, dated as of December 31, 2001, and the Fifth Amendment Agreement, dated as of December 31, 2002. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

         As such counsel, we have examined the originals or copies, certified or otherwise identified to our satisfaction, of the following:

         a)       the Credit Agreement;

         b)       the Term Note, the Revolving Note and the Overadvance Note;

         c) the Amended and Restated Security Agreement among the Lenders, the Agent and the Borrower of even date herewith (the "Amended and Restated Security Agreement");

         d)       the Stock Pledge Agreement;

         e)       the Patent Security Agreement;

         f)       the Trademark Security Agreement;

         g) the Second Amendment to Master Agreement (together with the Credit Agreement, the Term Note, the Revolving Note, the Overadvance Note, the Amended and Restated Security Agreement, the Stock Pledge Agreement, the Patent Security Agreement and the Trademark Security Agreement, the "Loan Documents");

         h) the Guarantees executed by Scan-Optics (Canada), Ltd. ("SOC") and Scan-Optics Limited ("SOUK" and, together with SOC, the "Non-U.S. Credit Parties") of even date herewith;

         i) the Amended and Restated Security Agreement among the Lenders, the Agent and SOC of even date herewith (the "SOC Security Agreement" and, together with the Guarantees, the "Non-U.S. Loan Documents")

         j) UCC-3 financing statements noting the assignment from ARK to the Agent, a UCC-1 financing statement naming Agent as secured party and Borrower as debtor and a financing statement naming Agent as secured party and SOC as debtor filed under the Personal Property Security Act (Ontario), all of which are attached hereto as Exhibit A (the "Financing Statements");

         k)       the Plan of Reorganization;

         l)       the Certificate of Designations;

         m) the Share Exchange Agreement (together with the Plan of Reorganization and the Certificate of Designation, the "Securities Documents")

         n) a copy, certified by the Secretary of State of Delaware, of the Certificate of Incorporation of the Borrower on file on the date thereof;

         o) a copy, certified by the Assistant Secretary of the Borrower, of the By-Laws of the Borrower;

         p) a copy, certified by the Assistant Secretary of the Borrower, of the votes taken by the Board of Directors of the Borrower authorizing the execution, delivery and performance of the Loan Documents and the Securities Documents, and the filing of the Certificate of Designations with the Secretary of State of Delaware;

         q) a certificate of the Secretary of the Borrower as to the incumbency in office of the officers of the Borrower;

         r) a certificate dated March 16, 2004 of the Secretary of State of Delaware as to the legal existence and corporate good standing of the Borrower; and

         s) a certificate dated March 8, 2004 of the Secretary of State of Connecticut as to the qualification of the Borrower to do business in Connecticut.

         We have examined the Loan Documents, the Securities Documents and the Financing Statements and originals or copies, certified or otherwise identified to our satisfaction, of such other documents, records and instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below.

         Our opinions set forth herein are subject to the following qualifications:

         In our examination and in rendering this opinion, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the power and authority of all persons (other than the Borrower and the other Credit Parties and officers of the Borrower and the other Credit Parties), the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

         In rendering this opinion, we have assumed that the Lenders have all requisite power and authority and have taken all necessary corporate or other action to authorize each Lender to execute, deliver and perform the Loan Documents and the Securities Documents to which it is a party and to effect the transactions contemplated thereby; that each Lender has duly executed and delivered the Loan Documents and the Securities Documents to which it is a party; and that the same constitute the legal, valid and binding obligations of each Lender enforceable against it.

         Our opinions set forth herein as to the legality, validity, binding effect and enforceability of the Loan Documents are specifically qualified to the extent that the legality, validity, binding effect or enforceability of any obligations of Borrower under said documents or the availability or enforceability of any remedies made applicable to Borrower thereby may be subject to or limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general application, heretofore or hereafter enacted or in effect, affecting the rights and remedies of creditors generally, (ii) general principles of equity, whether applied in a proceeding in equity or at law, (iii) the exercise of judicial or administrative discretion in accordance with general principles of public policy, (iv) limitations on the legality, validity, binding effect or enforceability of waivers, provisions in the nature of penalties, rights of set off, self-help provisions, exculpatory provisions, indemnification provisions, forum selection provisions and consents to jurisdiction and service of process,
(v) such duties as the Lenders may have to act reasonably and in good faith and, with respect to any of the Lender's rights with respect to collateral security, to act, as to any disposition thereof or realization thereon, in a commercially reasonable manner and (vi) applicable usury laws heretofore or hereafter enacted or in effect.

         In addition, we call your attention to the following:

         (i) the effectiveness of Uniform Commercial Code financing statements generally lapses five years from the date of filing unless continuation statements are properly filed within six months prior to such lapse in accordance with Section 9-515 of
                  Article 9 of the Official Text of the Uniform Commercial Code, as in effect in the jurisdiction of filing;

         (ii) continued perfection of security interests may require the filing of new appropriate financing statements or of amendments to financing statements in the event of a change of the name, location, or legal identity or structure of the Borrower, or, in certain cases, a change in the location of collateral;

         (iii)    under certain circumstances described in Section 9-315 of
                  Article 9 of the Official Text of the Uniform Commercial Code, as in effect in the applicable jurisdiction, perfection of and the rights of a secured party to enforce a security interest in proceeds of collateral may be limited;

         (iv) under certain circumstances described in Sections 9-408(c) and 9-409(b) of Article 9 of the Uniform Commercial Code, as in effect in the State of New York, the rights of a secured party to enforce a security interest in letter of credit rights, promissory notes, health care insurance receivables, or general intangibles may be limited;

         (v) Section 552 of the United States Bankruptcy Code (11 U.S.C. ss.552) limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a lien resulting from any security agreement entered into by the debtor before the commencement of the case; and

         (vi) the Lenders' exercise of their rights and remedies under the Stock Pledge Agreement may in certain circumstances be subject to the registration requirements and other requirements of state and federal securities laws and foreign laws.

         No opinion is expressed herein with respect to the existence of or any title to property (real or personal, tangible or intangible), or the priority of any security interest or other lien, or, except as specifically stated herein, the perfection of any security interest or other lien. We have assumed that the Borrower has rights in any collateral. We have assumed that none of the collateral is as-extracted collateral or timber to be cut. We have assumed that, in the event of any exercise by the Agent of its rights under Section 2(b) of the Trademark Security Agreement, all Related Assets (as defined therein) will be conveyed to the Agent together with the Trademark Rights (as defined therein).

         In rendering this opinion, we have examined and relied as to factual matters upon the certificates and other materials referred to in the second paragraph of this opinion and upon the representations and warranties of the Borrower contained therein. With respect to references herein to "our knowledge" or "known to us" or words of similar import, such references mean the knowledge which lawyers involved in this transaction (including Richard Harris, Bonnie Roe, Andrea Teichman and Brian Moore) have obtained. Except as specifically noted above, we have not made any independent review or investigation of any factual matter. Without limiting the foregoing, we note that we have made no examination of dockets or other public records except as expressly set forth in the second paragraph of this opinion. Nonetheless, nothing has come to the attention of the lawyers of this firm who have worked on this transaction that would give us reason to question the accuracy of the Borrower's warranties and representations.

         Our opinion as to the legal existence and corporate good standing of the Borrower is based solely on the certificate referred to in clause (r) of the second paragraph of this opinion and is limited accordingly and, as to such matters, our opinion is rendered as of the date of such certificate. Our opinion as to the qualification of the Borrower to do business in Connecticut is based solely on the certificate referred to in clause (s) of the second paragraph of this opinion and is limited accordingly and as to such matters our opinion is rendered as of the date of such certificate.

         Our opinion expressed in paragraph 4 below is subject to the following assumptions:

         (i) Each of Non-U.S. Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is domiciled.

         (ii) The execution, delivery and performance of the Non-U.S. Loan Documents and the Credit Agreement to which each Non-U.S. Credit Party is a party have been duly authorized by all necessary corporate or similar action on the part of such Non-U.S. Credit Party.

         (iii) The Non-U.S. Loan Documents and the Credit Agreement to which each Non-U.S. Credit Party is a party have been duly executed and delivered on behalf of such Non-U.S. Credit Party.

         (iv) Neither the execution and delivery of the Non-U.S. Loan Documents and the Credit Agreement to which such Non-U.S. Credit Party is a party nor the performance of the obligations thereunder will violate any term or provision of such Non-U.S. Credit Party's constitutive documents (e.g., certificate of incorporation, by-laws or equivalent documents) or of any order, writ, judgment, injunction, decree, statute, rule or regulation of the domicile of such Non-U.S. Credit Party and applicable to the Non-U.S. Credit Party.

         (v) No consent, license, approval or authorization of or registration or declaration with any governmental bureau or agency of the jurisdiction in which such Non-U.S. Credit Party is domiciled is required in connection with the execution, delivery or performance by, or the validity of or enforceability against the Non-U.S. Credit Party of the Non-U.S. Loan Documents and/or the Credit Agreement to which such Non-U.S. Credit Party is a party.

         (vi) Each of the Non-U.S. Credit Parties shall have received lawful consideration for entering into and performing the Non-U.S. Loan Documents and the Credit Agreement to which each is a party.

         We call your attention to the fact that SOUK is delinquent in filing with Companies House certain annual reports and accounts for fiscal years 2001 and 2002 for which it faces monetary penalties and possible dissolution.

         We do not express any opinion with respect to the laws or regulations of any jurisdiction other than the substantive laws and regulations of The

Commonwealth of Massachusetts, the State of Connecticut, the State of New York, Federal laws and regulations, and the General Corporation Law of the State of Delaware, all as in effect on the date hereof. We express no opinion as to the enforceability of the governing law provisions of the Loan Documents, the Non-U.S. Loan Documents and the Securities Documents. With respect to our opinion in paragraph 10, we have assumed, with your permission, that the applicable law in the State of North Carolina is the same as the applicable law in the State of New York.

         Based on the foregoing, we are of the opinion that:

         1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and authorized to do business in the State of Connecticut.

         2. The execution, delivery and performance of the Loan Documents and the Securities Documents and the issuance of 380,000 shares of Series B Redeemable Preferred Stock, par value $.02 per share, of the Borrower (the "Series B Preferred Stock") in exchange for 3,800,000 shares of Series A Redeemable Preferred Stock, par value $.02 per share, that are outstanding and held of record by ARK are within the corporate powers of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower. The Loan Documents and the Securities Documents have been duly executed and delivered on behalf of the Borrower.

         3. The Loan Documents and the Securities Documents constitute valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

         4. The Non-U.S. Loan Documents to which either Non-U.S. Credit Party is a party and the Credit Agreement constitute valid and binding obligations of such Non-U.S. Credit Party and are enforceable against each such Non-U.S. Credit Party in accordance with their terms.

         5. The Borrower's authorized capital stock is 23,000,000 shares, consisting of 15,000,000 shares of common stock, par value $0.02 per share, 3,000,000 shares of Class A stock, par value $0.02 per share, and 5,000,000 shares of preferred stock, par value $0.02 per share. Upon the issuance of the shares of Series B Preferred Stock in accordance with the Share Exchange Agreement, such Series B Preferred Stock will be validly issued, fully paid and non-assessable. It is not necessary in connection with the issuance, sale and delivery of the Series B Preferred Stock in accordance with the Share Exchange Agreement to register the offer and sale of such shares under the Securities Act of 1933, as amended.

         6. Neither the execution and delivery of the Loan Documents and the Securities Documents nor the performance of the obligations thereunder by the Borrower will violate any term or provision of the Borrower's Certificate of Incorporation or By-Laws, any indenture or other agreement or instrument known to us to which it is a party or by which it or any of its property is bound, or any order, writ, judgment, injunction, decree, statute, rule or regulation known to us, the violation of which would materially and adversely affect the financial condition, business or operations of the Borrower and its subsidiaries, taken as a whole, or the transactions contemplated by the Loan Documents and the Securities Documents; and no consent, license, approval or authorization of or registration or declaration with any governmental bureau or agency, and, to the best of our knowledge, no consent of any other party, is required in connection with the execution, delivery, performance, validity or enforceability against the Borrower of the Loan Documents and/or the Securities Documents, other than the Financing Statements and such filings with the U.S. Patent and Trademark Office, the U.S. Copyright Office and the offices designated for the filing and recording of interests in real property, as may be necessary to perfect and enforce liens in the Collateral under the Loan Documents.

         7. To the best of our knowledge, based on our inquiry of the Chief Executive Officer and Chief Financial Officer of the Borrower and our knowledge of those matters in which this firm has been engaged by the Borrower for legal consultation or representation, except as disclosed in the Credit Agreement, there is no action, suit, proceeding or investigation pending or threatened against the Borrower or any of its subsidiaries which, if adversely determined, would, either in any case or in the aggregate, materially and adversely affect the properties, assets, financial condition or businesses of the Borrower and its subsidiaries, taken as a whole, or materially impair their right to carry on their businesses as now conducted.

         8. The execution, delivery and performance by the Borrower of the Loan Documents and Securities Documents will not adversely alter or affect the validity, priority or perfection of the existing security interests of the Lenders in the Collateral. We express no opinion that said security interests have been continuously perfected since they were granted. To our knowledge, Borrower has not taken any action which would adversely affect the perfection of said security interests.

         9. The provisions of the Amended and Restated Security Agreement, the Patent Security Agreement and the Trademark Security Agreement are sufficient to create security interests in favor of the Agent and the Lenders in those items and types of collateral described therein in which a security interest may be created under Article 9 of the Uniform Commercial Code as in effect in The State of New York (the "NY UCC"). We express no opinion as to the sufficiency of such filings to perfect security interests in patents, trademarks or copyrights of the Borrower. Pursuant to the provisions of Sections 9-301 through 9-307 of the NY UCC, assuming that the Financing Statements are properly filed with the proper filing office in the State of Delaware and all fees and taxes in connection with such filing are paid, such filings are sufficient as of the date of this opinion to perfect said security interests as to the items and types of collateral described in the Financing Statements (other than fixtures), assuming that they may be perfected by filing financing statements under Article 9 of the Uniform Commercial Code as in effect in the State of Delaware.

         10. The Stock Pledge Agreement, together with delivery of the certificates representing the shares of capital stock of the subsidiaries of the Borrower identified in such agreement to the Agent in the State of North Carolina, duly endorsed for transfer, are sufficient to create a perfected security interest in favor of the Agent and the Lenders in said shares of capital stock under Article 9 of the NY UCC. In rendering this opinion, we have assumed that the Agent will retain possession of said certificates in North Carolina.

         Our opinion is given as of the date hereof and we assume no obligation to advise you of any subsequent developments in law or fact that could affect the matters herein. This opinion may not, without our prior written consent or except as otherwise required by law, be furnished or disclosed to or relied upon by any other person other than an assignee of or participant in any of the Lender's (s') rights under the Loan Documents and/or the Securities Documents.


                                                     Very truly yours,


                                                     DAY, BERRY & HOWARD LLP

AMT/PK/RDH

                                 Exhibit 3.1(g)
                        Form of Closing Date Certificate


                            CLOSING DATE CERTIFICATE


         This Closing Date Certificate is delivered pursuant to Section 3.1(g) of that certain Third Amended and Restated Credit Agreement, dated as of March ___, 2004 (the "Credit Agreement"), among Scan-Optics, Inc, as Borrower, Scan-Optics Limited ("SOL"), Scan-Optics (Canada), Ltd. ("SOC"; and together with SOL and the subsidiaries of the Borrower that from time to time become guarantors thereunder, the "Guarantors"), Ark CLO 2000-1, Limited ("Ark"), Zohar CDO 2003-1, Limited ("Zohar"; and together with Ark, the "Lenders") and Patriarch Partners Agency Services, LLC, as Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

         The undersigned does hereby certify that:

         1. I am the duly elected Chief Financial Officer of the Borrower.

         2. In my capacity as the Chief Financial Officer of the Borrower, I am qualified to and I have reviewed the Credit Agreement and each of the Credit Documents, and to the best of my knowledge after due inquiry each representation and warranty contained in each of the Credit Documents to which the Borrower is a party was correct in all material respects when made and is true and correct in all material respects as of the date hereof (except to the extent that any such representation and warranty expressly relates to a specific date, in which case such representation and warranty was correct in all material respects as of such date).

         3. To the best of my knowledge after due inquiry, the Borrower has performed, satisfied or complied in all material respects with all covenants, warranties and representations, conditions and other obligations to be performed, satisfied or complied with by it under the Credit Documents on or before the date hereof, and to the best of my knowledge after due inquiry no Default or Event of Default exists as of the date hereof.

                      [Signature page follows on next page]

     IN WITNESS WHEREOF, the undersigned has caused this Closing Date Certificate to be executed as of this ____ day of March, 2004.



                       By: ______________________________
                           Name:
                           Title:

                                Exhibit 3.1(i)(A)
           Form of Amended and Restated Security Agreement (Borrower)



                     AMENDED AND RESTATED SECURITY AGREEMENT

                                SCAN-OPTICS, INC.

         This AMENDED AND RESTATED SECURITY AGREEMENT, dated as of March 30, 2004, by and among SCAN-OPTICS, INC., a Delaware corporation (the "Company"), and PATRIARCH PARTNERS AGENCY SERVICES, LLC, a Delaware limited liability company (the "Agent"), on behalf of itself, as Agent under the Third Amended and Restated Credit Agreement, dated as of the date hereof, among Scan-Optics, Inc., the Guarantors party thereto, the Lenders party thereto and the Agent, as the same may be amended, restated, modified or supplemented from time to time (such agreement, as in effect from time to time, the "Amended and Restated Credit Agreement") and the Lenders. Capitalized terms which are used herein without definition and which are defined in the Amended and Restated Credit Agreement shall have the same meanings herein as in the Amended and Restated Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, Ark CLO 2000-1, Limited ("Ark") has extended certain loans to the Borrower pursuant to the Prior Credit Agreement;

         WHEREAS, the Company has (i) granted a security interest in substantially all of its assets to Ark pursuant to the terms of that certain Security Agreement, dated as of April 7, 1993, between Ark (as assignee of Fleet National Bank, formerly known as BankBoston, N.A., as successor/assignee of Bank of Boston Connecticut) and the Company (as amended, supplemented, reaffirmed or otherwise modified from time to time, the "Prior Security Agreement");

         WHEREAS, the parties wish to amend and restate the obligations of the Company and the other parties under the Prior Credit Agreement and the Prior Security Agreement by entering into this Agreement, the Amended and Restated Credit Agreement, and the other Credit Documents;

         WHEREAS, in consideration of the Agent and the Lenders entering into the Amended and Restated Credit Agreement and the making of other financial accommodations to the Borrower and the other Credit Parties under the Amended and Restated Credit Agreement and the other Credit Documents, the Company hereby reaffirms and continues its grant of a security interest in the Collateral, and hereby grants a security interest in the Collateral, to the Agent for the benefit of itself, as Agent and for the benefit of the Lenders, on the terms set forth herein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Amended and Restated Credit Agreement that the Company and the other parties hereto execute this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend and restate the Prior Security Agreement as follows:

         Section 1. GRANT OF SECURITY INTEREST. To secure the due and prompt payment and performance by the Company of the Obligations (as defined below), the Company hereby confirms and reaffirms its pledge, assignment and grant to, and hereby also pledges, assigns and grants to, the Agent, for itself and for the benefit of the Lenders, a continuing security interest in and lien on all properties, assets and rights of the Company of every kind and nature, wherever located, whether now owned or hereafter acquired or arising (excluding all motor vehicles), and all proceeds and products thereof, including, without limitation, all goods, accounts (including all accounts receivable), contract rights, rights to the payment of money (including tax refund claims, insurance proceeds and tort claims), chattel paper, documents, instruments, general intangibles, securities (together with all income therefrom, increases thereunder and proceeds thereof), investment property (together with all income therefrom, increases thereunder and proceeds thereof), patents, trademarks, tradenames, copyrights, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or pursuant to which others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, books and records, equipment, furniture, fixtures, and all inventory and all other capital assets, raw materials, work in progress and all substitutions and replacements thereof (all such properties, assets and rights hereinafter sometimes called, collectively, the "Collateral").

         Section 2. OBLIGATIONS SECURED. The Collateral hereunder constitutes and will constitute continuing security for all of the indebtedness, obligations and liabilities of the Company to the Agent and/or the Lenders and their permitted successors and assigns under the Amended and Restated Credit Agreement and the other Credit Documents, in each case as such instrument is originally executed on the date hereof or as modified, amended, restated, supplemented or extended hereafter, whether such obligations are now existing or hereafter arising, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, and all obligations of the Company to the Agent and/or the Lenders arising out of any extension, refinancing or refunding of any of the foregoing obligations (collectively, the "Obligations").

         Section 3. PRO RATA SECURITY; APPLICATION OF PROCEEDS OF COLLATERAL. All amounts owing with respect to the Obligations shall be secured pro rata by the Collateral without distinction as to whether some Obligations are then due and payable and other Obligations are not then due and payable. Upon any realization upon the Collateral by the Agent and/or the Lenders, whether by receipt of insurance proceeds pursuant to Section 4(e) hereof or upon foreclosure and sale of all or part of the Collateral pursuant to Section 8 hereof or otherwise, the Company, the Agent and the Lenders agree that the proceeds thereof shall be applied (i) first, to the payment of expenses incurred with respect to maintenance and protection of the Collateral pursuant to Section 9 hereof and of expenses incurred pursuant to Section 12 hereof with respect to the sale of or realization upon any of the Collateral or the perfection, enforcement or protection of the rights of the Agent and/or the Lenders (including reasonable attorneys' fees and expenses of every kind, including, without limitation, reasonable allocated costs of staff counsel), (ii) second, to all amounts of interest, expenses and fees outstanding which constitute the Obligations; (iii) third, to all amounts of principal outstanding under the Obligations; and (iv) fourth, any proceeds remaining after the repayment of all of the Obligations to be paid over to the Company or such other person or persons as may be entitled thereto. The Company shall remain liable for any deficiency remaining unpaid after the application of proceeds in accordance with the foregoing provisions. The Company agrees that all amounts received with respect to any of the Obligations, whether by realization on the Collateral or otherwise, shall be applied to the payment of the Obligations in accordance with the provisions of this Section 3.

         Section 4  REPRESENTATIONS AND COVENANTS OF THE COMPANY.

         (a) Patents, Trademarks, Copyrights. The Company represents to the Agent and the Lenders that as of the date hereof, except as set forth on
Schedule 1 hereto, it has no right, title or interest in any tradename, patent, trademark registrations, copyright registrations or service mark registrations, or in any pending applications for the same and agrees promptly to furnish to the Agent written notice of each such tradename, patent, trademark, copyright or service mark registrations, or any applications for same, in which it may hereafter acquire any right, title or interest. The Company shall, on request by the Agent and/or the Required Lenders, execute, acknowledge and deliver all such documents and instruments as such Person may reasonably require to confirm the Agent's and the Lenders' security interest in and to any such tradename, patent, trademark or service mark registrations, or application for the same as part of such Collateral hereunder and appoints the Agent as the Company's attorney-in-fact to execute and file the same.

         (b) Location of Chief Executive Offices; Domicile; Tax Identification Numbers. The Company represents that (i) the location of its chief executive office and the location where its books and records are kept is at 169 Progress Drive, Manchester, Connecticut 06040 and (ii) it is a Delaware corporation. The Company represents to the Agent and the Lenders that the federal tax identification number of the Company is 060851857. The Company further represents that Schedule 2 hereto is a true and correct list of all localities where property comprising a part of the Collateral is located. The Company agrees that it will not change its name, federal tax identification number, the jurisdiction of its organization or the location of its chief executive office or the location where its books and records are kept.

         (c) Ownership of Collateral.

                  (i) The Company represents that it is the owner of the Collateral free from any adverse lien, security interest or encumbrance, except as expressly permitted by the Amended and Restated Credit Agreement.

                  (ii) Except for the security interests herein granted and except as expressly permitted by Section 6.1(b) of the Amended and Restated Credit Agreement, the Company shall be the owner of the Collateral free of any liens or other encumbrances, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Agent and/or the Lenders. Except as otherwise expressly permitted by the Amended and Restated Credit Agreement, the Company shall not pledge, mortgage or create or suffer to exist a security interest in the Collateral in favor of any person other than the Agent and the Lenders.

         (d) Sale or Disposition of Collateral. The Company will not sell or offer to sell or otherwise transfer the Collateral, any portion thereof, or any interest therein except for sales of inventory in the ordinary course of business and except as expressly permitted by the Amended and Restated Credit Agreement.

         (e) Insurance. The Company shall have and maintain at all times with respect to the Collateral such insurance as is required by the Amended and Restated Credit Agreement, such insurance to be payable to the Agent and the Lenders and to the Company as their interests may appear. All policies of insurance shall provide for a minimum of thirty (30) days' prior written cancellation notice to the Agent. In the event of failure to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance, and the Company hereby promises to pay to the Agent on demand the amount of any reasonable disbursements made by the Agent for such purpose. The Company shall furnish to the Agent certificates or other evidence satisfactory to the Agent of compliance with the foregoing insurance provisions. The Agent may act as attorney for the Company in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts; and any amounts collected or received under any such policies shall be applied by the Agent to the Obligations in accordance with the provisions of Section 3 hereof, or at the option of the Agent and the Required Lenders, the same may be released to the Company, but such application or release shall not cure or waive any default hereunder and no amount so released shall be deemed a payment on any Obligation secured hereby.

         (f) Maintenance of Collateral. The Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Agent and any Lender may inspect the Collateral at any reasonable time, wherever located. Except as otherwise provided in the Amended and Restated Credit Agreement, the Company will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement. In its discretion, the Agent may discharge taxes and other encumbrances at any time levied or placed on the Collateral, which remain unpaid in violation of the Amended and Restated Credit Agreement, make repairs thereof and pay any necessary filing fees. The Company agrees to reimburse the Agent on demand for any and all expenditures so made, and until paid, the amount thereof shall be a debt secured by the Collateral. The Agent shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

         (g) Creation and Perfection of Lien. The Company represents and warrants to the Agent and the Lenders and covenants with the Agent and the Lenders that this Agreement creates a valid security interest in the Collateral as security for the payment and performance of the Obligations. Upon the filing of a UCC-l financing statement in the form attached hereto as Exhibit A (the "Financing Statement") under the Uniform Commercial Code as the same may be in effect from time to time in the State of Delaware (the "UCC"), naming the Company as debtor and the Agent, for itself and for the benefit of the Lenders, as secured party, all filings, assignments, pledges and deposits of documents or instruments will have been made and all other actions will have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's and the Lenders' security interest in such of the Collateral as to which a security interest may be perfected by filing under the UCC, and such security interest shall remain prior to all other liens, except as contemplated by the Amended and Restated Credit Agreement. No further filings, recordings or other actions are or will be necessary to maintain the priority of such security interest other than the filing of UCC continuation statements within six months prior to the expiration of a period of five years after the original filing. The Collateral and the Agent's and Lenders' rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Company is the owner of the Collateral free from any adverse lien, security interest or encumbrance, except as permitted by the Amended and Restated Credit Agreement as such agreement is in effect on the date hereof.

         (h) No Further Actions. Except for the filings referred to in paragraph
(g) above, no authorization, approval or other action by, and no notice of filing with, any governmental authority or regulatory body or other Person that has not been received, taken or made is required (i) for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Company, (ii) for the perfection and maintenance of the security interest hereunder (including the first priority nature of such security interest), or (iii) for the exercise by the Agent and/or the Lenders of the rights or the remedies in respect of the Collateral pursuant to this Agreement.

         (i) Accounts Receivable. The Company shall keep or cause to be kept separate records of accounts which are complete and accurate in all material respects, and from time to time upon the request of the Agent, at reasonable intervals and upon reasonable notice, shall deliver to the Agent and the Lenders a list of the names, addresses, face value, and dates of invoices for each debtor obligated on such an account receivable.

         (j) Government Contracts. The Company agrees that, at the request of the Agent and/or any Lender, it shall execute all such documents, and take all such actions, as such Person shall reasonably determine to be necessary or appropriate from time to time under the Federal Assignment of Claims Act of 1940, as amended, in order to confirm and assure to each of the Agent and the Lenders its rights under this Agreement with respect to any and all Collateral consisting of the Company's rights to monies due or to become due under any contracts or agreements with or orders from the United States government or any agency or department thereof, the assignment of which is not prohibited by such contract or agreement (collectively, "Government Receivables"). Without limiting the generality of the foregoing, the Company agrees that simultaneously with the execution and delivery of this Agreement it shall execute and deliver to the Agent a confirmatory assignment substantially in the form of Exhibit B attached hereto (a "Confirmatory Assignment") with respect to each Government Receivable existing on the date hereof where the aggregate proceeds payable to the Company thereunder exceed $25,000, and within ten (10) Business Days after the creation of any such new Government Receivable, the Company shall execute and deliver to the Agent a Confirmatory Assignment with respect thereto. The Company hereby irrevocably authorizes the Agent, or its designee, at the Company's expense, to file (on behalf of itself and the Lenders) with the United States government (or the appropriate agency or instrumentality thereof) a notice of each assignment of a Government Receivable substantially in the form of Exhibit C attached hereto (a "Notice of Assignment"), to which a copy of the relevant Confirmatory Assignment may be attached, and appoints the Agent as the Company's attorney-in-fact to execute and file any such Confirmatory Assignments, Notices of Assignment and any ancillary documents relating thereto.

         (k) Securities. The Company agrees that it shall forthwith deliver and pledge to the Agent, for itself and for the benefit of the Lenders, all certificates representing securities which it shall acquire, whether by purchase, stock dividend, distribution of capital or otherwise, along with stock powers or other appropriate instruments of assignment with respect thereto, duly executed in blank.

         (l) Cooperation. The Company agrees, after the occurrence of an Event of Default, to take any actions that the Agent and/or the Required Lenders may reasonably request in order to enable the Agent and the Lenders to obtain and enjoy the full rights and benefits granted to them by the Amended and Restated Credit Agreement and the other Credit Documents. The Company further consents to the transfer of control or assignment of all or any portion of the Collateral to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, judicial sale, foreclosure or exercise of other remedies available to the Agent and/or the Lenders as permitted by the Credit Documents, applicable law or otherwise.

         (m) Further Assurances By the Company. The Company agrees to execute and deliver to the Agent from time to time at its request all documents and instruments, including financing statements, supplemental security agreements, notices of assignments under the United States Assignment of Claims Act and under similar or local statutes and regulations, and to take all action as the Agent may reasonably deem necessary or proper to perfect or otherwise protect the security interest and lien created hereby.

         Section 5.  POWER OF ATTORNEY.

         (a) The Company acknowledges the Agent's right, to the extent permitted by applicable law, singly to execute and/or file financing or continuation statements and similar notices required by applicable law, and amendments thereto, concerning the Collateral without execution by the Company. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (b) The Company hereby irrevocably appoints the Agent as the Company's attorney-in-fact, effective at all times subsequent to the occurrence of an Event of Default (as defined herein), and during the continuance thereof, with full authority in the place and stead of the Company and in the name of the Company or otherwise, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation, the power and right (i) to endorse the Company's name on any checks, notes, acceptances, money orders, drafts, filings or other forms of payment or security that may come into the Agent's possession, and (ii) to do all other things which the Agent then determines to be necessary to carry out the terms of this Agreement. The Company ratifies and approves all acts of such attorney-in-fact. The power conferred on the Agent hereunder is solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent to exercise such power.

         Section 6.  SECURITIES AS COLLATERAL.

         (a) Upon the occurrence and during the continuance of an Event of Default, the Agent may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. If the Agent so elects to exercise its right herein and gives notice of such election to the Company, upon the occurrence and during the continuance of an Event of Default to the extent permitted under applicable law, the Agent may vote any or all of the securities constituting Collateral possessing voting rights (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratifications in respect of the securities constituting Collateral and otherwise act with respect thereto as though it were the outright owner thereof, the Company hereby irrevocably constituting and appointing the Agent the proxy and attorney-In-fact of the Company, with full power of substitution, to do so. So long as no Event of Default is continuing, the Company shall be entitled to receive all cash dividends paid in respect of the securities of which the Company is the registered owner, to vote such securities and to give consents, waivers and ratifications in respect of such securities, provided that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provisions of any of the Credit Documents or this Agreement.

         (b) Any sums paid upon or with respect to any of the securities upon the liquidation or dissolution of the issuer thereof shall be paid over to the Agent to be held by it as security for the Obligations; and in case any distribution of capital shall be made on or in respect of any of the securities or any property shall be distributed upon or with respect to any of the securities pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it as security for the Obligations. All sums of money and property paid or distributed in respect of the securities upon such a liquidation, dissolution, recapitalization or reclassification which are received by the Company shall, until paid or delivered to the Agent, be held in trust for the Agent as security for the Obligations.

         Section 7. ACCOUNTS RECEIVABLE. Until the Agent requests (after the occurrence of an Event of Default and during the continuation thereof) that debtors on accounts receivable of the Company or obligors on accounts, chattel paper or general intangibles of the Company or obligors on instruments for which a Company is an obligee or lessees or conditional vendees under agreements governing the leasing or selling by conditional sale of Collateral by the Company, be notified of the Agent's and Lenders' security interest, the Company shall continue to collect payment thereof. Upon the making of such a request by the Agent (after the occurrence of an Event of Default and during the continuation thereof), the Company shall hold the proceeds received from collection as trustee for the Agent and shall turn the same over to the Agent, or to such other bank or Person as may be approved by the Agent, immediately upon receipt in the identical form received. At the request of the Agent (after the occurrence of an Event of Default and during the continuation thereof), the Company shall so notify such account debtors and obligors that payment thereof is to be made directly to the Agent, and the Agent may itself after the occurrence of an Event of Default and during the continuation thereof, at any time, without notice to or demand upon the Company, so notify such account debtors and obligors. The making of such a request or the giving of any such notification shall not affect the duties of the Company described above with respect to proceeds of collection of accounts receivable received by the Company. The Agent shall apply the proceeds of such collection received by the Agent to the Obligations in accordance with Section 3 of this Agreement. The application of the proceeds of such collection shall be conditional upon final payment in cash or solvent credits of the items giving rise to them. If any item is not so paid, the Agent in its discretion, whether or not the item is returned, may either reverse any credit given for the item or charge it to any deposit account maintained by the Company with the Agent.

         Section 8.  EVENTS OF DEFAULT; REMEDIES.

         (a) Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Obligations are due, the Agent may (on behalf of itself and the Lenders) demand, sue for, collect, or make any settlement or compromise it deems desirable with respect to the Collateral.

         (b) An "Event of Default" hereunder shall mean (i) that a representation, warranty or certification made by the Company in this Agreement or in any document executed or delivered from time to time relating to this Agreement is materially untrue, misleading or incomplete in its recital of any facts at the time as of which such representation, warranty or certification, as the case may be, is made or (ii) any Event of Default, as that term is defined in any of the Credit Documents, whether or not any acceleration of the maturity of the amounts due in respect of any of the Obligations shall have occurred.

         (c) Upon the occurrence and during the continuance of an Event of Default, to the fullest extent permitted by applicable law, in addition to the remedies set forth elsewhere in this Agreement:

                  (i) The Agent shall have (on behalf of itself and the Lenders), in addition to all other rights and remedies given it by any instrument or other agreement evidencing, or executed and delivered in connection with, any of the Obligations and otherwise allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Collateral may be located and without limiting the generality of the foregoing, the Agent may immediately, without (to the fullest extent permitted by law) demand of performance or advertisement or notice of intention to sell or of time or place of sale or of redemption or other notice or demand whatsoever (except that the Agent shall give to the Company at least ten days' notice of the time and place of any proposed sale or other disposition), all of which are hereby expressly waived to the fullest extent permitted by law, sell at public or private sale or otherwise realize upon, in the City of Hartford, Connecticut, or elsewhere, the whole or from time to time any part of the Collateral in or upon which the Agent and/or the Lenders shall have a security interest or lien hereunder, or any interest which the Company may have therein, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable expenses for legal services, including, without limitation, reasonable allocated costs of staff counsel) as provided in Section 12 hereof, shall apply the residue of such proceeds toward the payment of the Obligations in accordance with Section 3 of this Security Agreement, the Company remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given to the Company, then the Company, the Agent and the Lenders hereby agree that a notice given as hereinbefore provided shall be reasonable notice of such sale or other disposition. The Company also agrees to assemble the Collateral at such place or places as the Agent reasonably designates by written notice. At any such sale or other disposition the Agent and/or any Lender may itself, and any other person or entity owed any Obligation may itself, purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of the Company, which right is hereby waived and released to the fullest extent permitted by law.

                  (ii) Furthermore, without limiting the generality of any of the rights and remedies conferred upon the Agent and/or any Lender under Section 8(c)(i) hereof, the Agent and/or any Lender to the fullest extent permitted by law, may enter upon the premises of the Company, exclude the Company or any guarantor therefrom and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court therefor, using all necessary force to do so, and may, at its option, use, operate, manage and control the Collateral in any lawful manner and may collect and receive all rents, income, revenue, earnings, issues and profits therefrom, and may maintain, repair, renovate, alter or remove the Collateral as the Agent and/or such Lender may determine in its discretion, and any such monies so collected or received by such Person shall be remitted to the Agent and shall be applied to, or may be accumulated for application upon, the Obligations in accordance with Section 3 of this Agreement.

                  (iii) Each of the Agent and the Lenders agrees that such Person will give notice to the Company of any enforcement action taken by it pursuant to this Section 8 promptly after commencing such action.

                  (iv) The Company recognizes that the Agent and/or the Lenders may be unable to effect a public sale of securities constituting Collateral by reason of certain prohibitions contained in the Securities Act and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers consistent with all applicable laws. The Company agrees that any such private sales may be at prices and other terms less favorable to the Company than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. Neither the Agent nor the Lenders shall be under any obligation to delay a sale of any of the securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

         Section 9. MARSHALLING. Neither the Agent nor any Lender shall be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's and/or any Lender's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so the Company hereby irrevocably waives the benefits of all such laws. Except as otherwise provided by applicable law, neither the Agent nor the Lenders shall have any duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the sole custody thereof.

         Section 10. COMPANY'S OBLIGATIONS NOT AFFECTED. To the extent permitted by law, the obligations of the Company under this Security Agreement shall remain in full force and effect without regard to, and shall not be impaired by
(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Company, to the extent permitted by law; (b) any exercise or nonexercise, or any waiver, by the Agent and/or any Lender of any right, remedy, power or privilege under or in respect of any of the Obligations or any security therefor (including this Agreement); (c) any amendment to or modification of any instrument evidencing any of the Obligations or pursuant to which any of them were issued; (d) any amendment to or modification of any instrument or agreement (other than this Agreement) securing any of the Obligations; or (e) the taking of additional security for or any guaranty of any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations; and whether or not the Company shall have notice or knowledge of any of the foregoing.

         Section 11. NO WAIVER. No failure on the part of the Agent and/or any Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such Person of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Agent and/or any Lender or the future holders of any of the Obligations or allowed to any of them by law or other agreement, including, without limitation, each of the Credit Documents, shall be cumulative and not exclusive of any other, and, subject to the provisions of this Agreement, may be exercised by the Agent and/or any Lender or the future holders of any of the Obligations from time to time.

         Section 12. EXPENSES. The Company agrees to pay, on demand, all reasonable costs and expenses (including reasonable attorneys' fees and expenses for legal services of every kind, including, without limitation, reasonable allocated costs of staff counsel) of the Agent and/or any Lender incidental to the sale of, or realization upon, any of the Collateral or in any way relating to the perfection, enforcement or protection of the rights of such Person hereunder; and the Agent and/or such Lenders may at any time apply to the payment of all such costs and expenses all monies of the Company or other proceeds arising from its possession or disposition of all or any portion of the

Collateral.

         Section 13. CONSENTS, AMENDMENTS, WAIVERS. Any term of this Agreement may be amended, and the performance or observance by the Company of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only in accordance with the terms of
Section 11.1 of the Amended and Restated Credit Agreement all of which are incorporated herein by reference.

         Section 14. GOVERNING LAW. Except as otherwise required by the laws of any jurisdiction in which any Collateral is located, this Agreement shall for all purposes be governed by and construed in accordance with the laws of the State of New York.

         Section 15. PARTIES IN INTEREST. All terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer its rights hereunder without the prior written consent of the Agent and the Required Lenders. Any assignment or transfer by the Company of its rights hereunder in violation of this Agreement shall be void.

         Section 16. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         Section 17. TERMINATION. Upon payment in full of the Obligations in accordance with their terms, this Agreement shall terminate and the Agent (on behalf of itself and the Lenders) shall return to the Company, at the expense of the Company, such Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof and shall deliver to the Company documents in recordable form sufficient to discharge the liens and security interests granted hereunder.

         Section 18. NOTICES. Except as otherwise expressly provided herein, all notices and other communications made or required to be given pursuant to this Agreement shall be made in accordance with the provisions of Section 11.2 of the Amended and Restated Credit Agreement.

         Section 19. PREJUDGMENT REMEDY WAIVER. THE BORROWER ACKNOWLEDGES THAT THE FINANCING EVIDENCED HEREBY IS A COMMERCIAL TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES. THE BORROWER HEREBY WAIVES ITS RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THAT EACH OF THE AGENT AND/OR THE LENDERS MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE BORROWER ACKNOWLEDGES THAT THE AGENT'S AND/OR ANY LENDER'S ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. SECTION 52-278F, ISSUE A

WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND EACH OF THE AGENT AND EACH LENDER ACKNOWLEDGES THE BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

         Section 20. Conflict. In the event that there is a conflict between any provision of this Agreement and the Amended and Restated Credit Agreement, then the provisions of the Amended and Restated Credit Agreement shall control.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed by its authorized representatives as of the date first written above.

                                      SCAN-OPTICS, INC.


                                      By:_____________________________
                                           Name:
                                           Title:



                                      PATRIARCH PARTNERS AGENCY
                                      SERVICES, LLC, as Agent


                                      By:_______________________________
                                           Name:
                                           Title:

                                      ARK CLO 2000-1, LIMITED, as a Lender

                                      By: Patriarch Partners, LLC,
                                               its Collateral Manager


                                      By:_______________________________
                                           Name:
                                           Title:

                                      ZOHAR CDO 2003-1, LIMITED, as a Lender

                                      By:      Patriarch Partners VIII, LLC,
                                               its Collateral Manager


                                      By:_______________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT A










                                  [UCC-1 Form]

                                                                       EXHIBIT A



     Debtor:                                    Secured Party:
     -------                                    -------------

Scan-Optics, Inc.                     Patriarch Partners Agency Services, LLC
169 Progress Drive                    (the "Agent"), for itself and for the
Manchester, Connecticut 06040         benefit of the Lenders party to that
                                      certain Third Amended and Restated Credit
                                      Agreement among the Debtor, the Agent and the other parties thereto, 112 South Tryon
                                      Street, Suite 700 Charlotte, North
                                      Carolina 28284


         All properties, assets and rights of the Debtor of every kind and nature, wherever located, whether now owned or hereafter acquired or arising (excluding motor vehicles), and all proceeds and products thereof, including, without limitation, all goods, accounts (including all accounts receivable), contract rights, rights to the payment of money (including tax refund claims, insurance proceeds and tort claims), chattel paper, documents, instruments, general intangibles, securities (together with all income therefrom, increases thereunder and proceeds thereof), investment property (together with all income therefrom, increases thereunder and proceeds thereof), patents, trademarks, tradenames, copyrights, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or pursuant to which others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, books and records, equipment, furniture, fixtures, and all inventory and all other capital assets, raw materials, work in progress and all substitutions and replacements thereof (all such properties, assets and rights hereinafter sometimes called, collectively, the "Collateral").

                                    EXHIBIT B

                   FORM OF CONFIRMATORY ASSIGNMENT OF CONTRACT

         This ASSIGNMENT, dated as of March 24, 2004, is by SCAN-OPTICS, INC., a Delaware corporation (the "Debtor") in favor of Patriarch Partners Agency Services, LLC (the "Agent"), for itself and for the benefit of the Lenders (as defined in the Security Agreement referred to below).

         WHEREAS, the Debtor is party to Contract No. __________, dated _____________, between the Debtor and ____________________ (the "Contract"); and

         WHEREAS, the Debtor, the Agent and the Lenders have entered into a certain Amended and Restated Security Agreement, dated as of March 24, 2004 (the "Security Agreement"), pursuant to which the Debtor has granted to the Agent and the Lenders, a security interest in certain assets of the Debtor, including all of the Debtor's rights in, to and under the Contract, to secure the Obligations referred to in the Security Agreement;

         NOW, THEREFORE, the Debtor hereby confirms, acknowledges and agrees that, pursuant to and subject to the terms of the Security Agreement, the Debtor hereby assigns, transfers, pledges and grants to the Agent, for itself and for the benefit of the Lenders, a security interest in all of the Debtor's right, title and interest in and to all monies due or to become due under the Contract.

         EXECUTED as of the date first above written.

                                      SCAN-OPTICS, INC.


                                      By:__________________________
                                         Name:
                                         Title:

                                    EXHIBIT C

                         FORM OF NOTICE OF ASSIGNMENT OF
                         ACCOUNTS RECEIVABLE AS SECURITY

                     Patriarch Partners Agency Services, LLC

                                      Date:

To:      [Contracting Official or Head of
         Agency, and Disbursing Official]

Re:      Payments to SCAN-OPTICS, INC.
         Contract Number:
         Made by the United States of America
         Department:
         Division:

For:

Dated:

Ladies and Gentlemen:

         PLEASE TAKE NOTICE that monies due or to become due to SCAN-OPTICS, INC. (the "Debtor") under the contract described above have been assigned to Patriarch Partners Agency Services, LLC (the "Agent"), for itself and for the benefit of certain other secured creditors, as security for certain obligations of the Debtor to the Agent and such creditors, as described more particularly in that certain Amended and Restated Security Agreement (a true and correct copy of which is attached hereto), dated as of March 24, 2004, as in effect from time to time. This notice is given pursuant to the provisions of the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727).

         Payments due or to become due to the Debtor under the contract described above should continue to be made to the Debtor until you receive written notice from the Agent directing that such payments be made to another party.

         Please return to the undersigned (in the enclosed, self-addressed stamped envelope) the enclosed extra copy of this notice with appropriate notations showing the date and hour of receipt and duly signed by the person acknowledging receipt on behalf of the addressee.

                                      Very truly yours,

                                      PATRIARCH PARTNERS AGENT
                                      SERVICES, LLC, as Agent

                                      By:______________________________
                                         Authorized Official

IRREVOCABLY ACKNOWLEDGED
AND AGREED TO:

SCAN-OPTICS, INC.


By:________________________
         Its


                            ACKNOWLEDGMENT OF RECEIPT

         Receipt of the above notice and a copy of the Amended and Restated Security Agreement described above is hereby acknowledged. These were received at _________ a.m./p.m. on _____________, 20___.

                                      ------------------------------
                                      Signature

                                      On Behalf of: [Name and Title of
                                            Addressee of Notice]

                                   Schedule 1

                              Intellectual Property

                     Trademarks and Trademark Registrations

    Trademark                             Registrations --
       or                    United States Patent and Trademark Office
  Service Mark          Registration No.                  Registration Date

SO & Design                 946,297                           10/31/1972
SCAN-OPTICS                 949,308                           12/26/1972
VISTAFORM                   2360545                           6/20/2000
VISTACAPTURE                2385948                           9/12/2000
VISTASTAT                   2385947                           9/12/2000


               Trademark                 Pending Application--
                  or            United States Patent and Trademark Office
             Service Mark         Serial No.                 Filing Date


                                                   None

                                   Schedule 1
                                    Continued

                 Foreign Trademarks and Trademark Registrations

                             Trademark                     Registrations --
      Country/                   or
      Reference             Service Mark        Registration No.                   Registration Date

      CANADA
      SOI/T01/9/CA          SO & Design            191,952                            06/22/73

      SOI/T02/9/CA          SCAN-OPTICS            193,821                            09/07/73

      JAPAN
      SOI/T01/11/JP         SO & Design            1,225,188                          10/07/76

      ITALY
      SOI/T01A/9/IT         SO & Design            T091C001933                        9/12/91

      SOI/T02A/9/IT         SCAN-OPTICS            T091C001939                        9/12/91


                                                                                                       Schedule 1
                                                                                                        Continued

                           ISSUED AND PENDING PATENTS

                          Patents Issued by U.S. Patent
                              and Trademark Office

Patent No.                 Issue Date           Owner(s)                      Title
4,813,077                  03/14/1989           Scan-Optics, Inc.             Sales Transaction Record Processing
                                                                              System and Method

4,817,179                  03/28/1989           Scan-Optics, Inc.             Digital Image Enhancement Meth. &
                                                                              Apparatus

5,386,482                  01/31/1995           Scan-Optics, Inc.             Address block location method and
                                                                              apparatus

6,212,130                  04/03/2001           Scan-Optics, Inc.             Method and apparatus for plural
                                                                              document detection

5,850,480                  12/15/1998           Scan-Optics, Inc.             OCR error correction methods and
                                                                              apparatus utilizing contextual
                                                                              comparison

5,445,369                  08/29/1995           Scan-Optics, Inc.             Method of and apparatus for moving
                                                                              documents


                                          Patents Pending with U.S. Patent
                                                and Trademark Office

Serial No.                         Filing Date                                Inventor(s) Title

SOI/125/US                         01/12/2001                                 Scan-Optics, Inc.


                                   Schedule 2

                              Collateral Locations

                               169 Progress Drive
                          Manchester, Connecticut 06040

                             5930 LBJ Fwy., Ste. 320
                            Dallas, Texas 75240-6369

                                Exhibit 3.1(i)(B)
              Form of Amended and Restated Security Agreement (SOC)


                     AMENDED AND RESTATED SECURITY AGREEMENT

                           SCAN-OPTICS (CANADA), LTD.

         This AMENDED AND RESTATED SECURITY AGREEMENT, dated as of March 30, 2004, by and among SCAN-OPTICS (CANADA), LTD., a Canadian corporation organized under the Business Corporations Act of Canada (the "Company"), and PATRIARCH PARTNERS AGENCY SERVICES, LLC, a Delaware limited liability company (the "Agent"), on behalf of itself, as Agent under the Third Amended and Restated Credit Agreement, dated as of the date hereof, among Scan-Optics, Inc., the Guarantors party thereto, the Lenders party thereto and the Agent, as the same may be amended, restated, modified or supplemented from time to time (such agreement, as in effect from time to time, the "Amended and Restated Credit Agreement") and the Lenders. Capitalized terms which are used herein without definition and which are defined in the Amended and Restated Credit Agreement shall have the same meanings herein as in the Amended and Restated Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, Ark CLO 2000-1, Limited ("Ark") has extended certain loans to the Borrower pursuant to the Prior Credit Agreement;

         WHEREAS, the Company (i) has guaranteed all of the obligations of the Borrower under the Prior Credit Agreement as a subsidiary guarantor thereunder,
(ii) shall continue to guarantee the obligations of the Borrower under the Amended and Restated Credit Agreement and (iii) has granted a security interest in substantially all of its assets to Ark pursuant to the terms of that certain Security Agreement, dated as of April 7, 1993 between Ark (as assignee of Fleet National Bank, formerly known as BankBoston, N.A., as successor/assignee of Bank of Boston Connecticut) and the Company (as amended, supplemented, reaffirmed or otherwise modified from time to time, the "Prior Security Agreement");

         WHEREAS, the parties wish to amend and restate the obligations of the Company and the other parties under the Prior Credit Agreement and the Prior Security Agreement by entering into this Agreement, the Amended and Restated Credit Agreement, and the other Credit Documents;

         WHEREAS, in consideration of the Agent and the Lenders entering into the Amended and Restated Credit Agreement and the making of other financial accommodations to the Borrower and the other Credit Parties under the Amended and Restated Credit Agreement and the other Credit Documents, the Company hereby reaffirms and continues its grant of a security interest in the Collateral, and hereby grants a security interest in the Collateral, to the Agent for the benefit of itself, as Agent and for the benefit of the Lenders, on the terms set forth herein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Amended and Restated Credit Agreement that the Company and the other parties hereto execute this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend and restate the Prior Security Agreement as follows:

         Section 1. GRANT OF SECURITY INTEREST. To secure the due and prompt payment and performance by the Company of the Obligations (as defined below), the Company hereby confirms and reaffirms its pledge, assignment and grant to, and hereby also pledges, assigns and grants to, the Agent, for itself and for the benefit of the Lenders, a continuing security interest in and lien on all properties, assets and rights of the Company of every kind and nature, wherever located, whether now owned or hereafter acquired or arising (excluding all motor vehicles), and all proceeds and products thereof, including, without limitation, all goods, accounts (including all accounts receivable), contract rights, rights to the payment of money (including tax refund claims, insurance proceeds and tort claims), chattel paper, documents, instruments, general intangibles, securities (together with all income therefrom, increases thereunder and proceeds thereof), investment property (together with all income therefrom, increases thereunder and proceeds thereof), patents, trademarks, tradenames, copyrights, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or pursuant to which others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, books and records, equipment, furniture, fixtures, and all inventory and all other capital assets, raw materials, work in progress and all substitutions and replacements thereof (all such properties, assets and rights hereinafter sometimes called, collectively, the "Collateral").

         Section 2. OBLIGATIONS SECURED. The Collateral hereunder constitutes and will constitute continuing security for all of the indebtedness, obligations and liabilities of the Company to the Agent and/or the Lenders and their permitted successors and assigns under the Amended and Restated Credit Agreement and the other Credit Documents, in each case as such instrument is originally executed on the date hereof or as modified, amended, restated, supplemented or extended hereafter, whether such obligations are now existing or hereafter arising, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, and all obligations of the Company to the Agent and/or the Lenders arising out of any extension, refinancing or refunding of any of the foregoing obligations (collectively, the "Obligations").

         Section 3. PRO RATA SECURITY; APPLICATION OF PROCEEDS OF COLLATERAL. All amounts owing with respect to the Obligations shall be secured pro rata by the Collateral without distinction as to whether some Obligations are then due and payable and other Obligations are not then due and payable. Upon any realization upon the Collateral by the Agent and/or the Lenders, whether by receipt of insurance proceeds pursuant to Section 4(e) hereof or upon foreclosure and sale of all or part of the Collateral pursuant to
Section 8 hereof or otherwise, the Company, the Agent and the Lenders agree that the proceeds thereof shall be applied (i) first, to the payment of expenses incurred with respect to maintenance and protection of the Collateral pursuant to Section 9 hereof and of expenses incurred pursuant to Section 12 hereof with respect to the sale of or realization upon any of the Collateral or the perfection, enforcement or protection of the rights of the Agent and/or the Lenders (including reasonable attorneys' fees and expenses of every kind, including, without limitation, reasonable allocated costs of staff counsel),
(ii) second, to all amounts of interest, expenses and fees outstanding which constitute the Obligations; (iii) third, to all amounts of principal outstanding under the Obligations; and (iv) fourth, any proceeds remaining after the repayment of all of the Obligations to be paid over to the Company or such other person or persons as may be entitled thereto. The Company shall remain liable for any deficiency remaining unpaid after the application of proceeds in accordance with the foregoing provisions. The Company agrees that all amounts received with respect to any of the Obligations, whether by realization on the Collateral or otherwise, shall be applied to the payment of the Obligations in accordance with the provisions of this Section 3.

         Section 4.  REPRESENTATIONS AND COVENANTS OF THE COMPANY.
                     --------------------------------------------

         (a) Patents, Trademarks, Copyrights. The Company represents to the Agent and the Lenders that as of the date hereof, except as set forth on
Schedule 1 hereto, it has no right, title or interest in any tradename, patent, trademark registrations, copyright registrations or service mark registrations, or in any pending applications for the same and agrees promptly to furnish to the Agent written notice of each such tradename, patent, trademark, copyright or service mark registrations, or any applications for same, in which it may hereafter acquire any right, title or interest. The Company shall, on request by the Agent and/or the Required Lenders, execute, acknowledge and deliver all such documents and instruments as such Person may reasonably require to confirm the Agent's and the Lenders' security interest in and to any such tradename, patent, trademark or service mark registrations, or application for the same as part of such Collateral hereunder and appoints the Agent as the Company's attorney-in-fact to execute and file the same.

         (b) Location of Chief Executive Offices; Domicile; Tax Identification Numbers. The Company represents that (i) the location of its chief executive office and the location where its books and records are kept is at 701 Rossland Road East, Suite 426, Whitby, Ontario L1N 9K3 Canada and (ii) it is a Canadian corporation organized under the Business Corporations Act of Canada. The Company represents to the Agent and the Lenders that the federal tax identification number of the Company is 87176418. The Company further represents that Schedule 2 hereto is a true and correct list of all localities where property comprising a part of the Collateral is located. The Company agrees that it will not change its name, federal tax identification number, the jurisdiction of its organization or the location of its chief executive office or the location where its books and records are kept.

         (c) Ownership of Collateral.
             ------------------------

                  (i) The Company represents that it is the owner of the Collateral free from any adverse lien, security interest or encumbrance, except as expressly permitted by the Amended and Restated Credit Agreement.

                  (ii) Except for the security interests herein granted and except as expressly permitted by Section 6.1(b) of the Amended and Restated Credit Agreement, the Company shall be the owner of the Collateral free of any liens or other encumbrances, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Agent and/or the Lenders. Except as otherwise expressly permitted by the Amended and Restated Credit Agreement, the Company shall not pledge, mortgage or create or suffer to exist a security interest in the Collateral in favor of any person other than the Agent and the Lenders.

         (d) Sale or Disposition of Collateral. The Company will not sell or offer to sell or otherwise transfer the Collateral, any portion thereof, or any interest therein except for sales of inventory in the ordinary course of business and except as expressly permitted by the Amended and Restated Credit Agreement.

         (e) Insurance. The Company shall have and maintain at all times with respect to the Collateral such insurance as is required by the Amended and Restated Credit Agreement, such insurance to be payable to the Agent and the Lenders and to the Company as their interests may appear. All policies of insurance shall provide for a minimum of thirty (30) days' prior written cancellation notice to the Agent. In the event of failure to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance, and the Company hereby promises to pay to the Agent on demand the amount of any reasonable disbursements made by the Agent for such purpose. The Company shall furnish to the Agent certificates or other evidence satisfactory to the Agent of compliance with the foregoing insurance provisions. The Agent may act as attorney for the Company in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts; and any amounts collected or received under any such policies shall be applied by the Agent to the Obligations in accordance with the provisions of Section 3 hereof, or at the option of the Agent and the Required Lenders, the same may be released to the Company, but such application or release shall not cure or waive any default hereunder and no amount so released shall be deemed a payment on any Obligation secured hereby.

         (f) Maintenance of Collateral. The Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Agent and any Lender may inspect the Collateral at any reasonable time, wherever located. Except as otherwise provided in the Amended and Restated Credit Agreement, the Company will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement. In its discretion, the Agent may discharge taxes and other encumbrances at any time levied or placed on the Collateral, which remain unpaid in violation of the Amended and Restated Credit Agreement, make repairs thereof and pay any necessary filing fees. The Company agrees to reimburse the Agent on demand for any and all expenditures so made, and until paid, the amount thereof shall be a debt secured by the Collateral. The Agent shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

         (g) Creation and Perfection of Lien. The Company represents and warrants to the Agent and the Lenders and covenants with the Agent and the Lenders that this Agreement creates a valid security interest in the Collateral as security for the payment and performance of the Obligations. Upon the filing of a UCC-l financing statement in the form attached hereto as Exhibit A (the "Financing Statement") under the Uniform Commercial Code as the same may be in effect from time to time in Washington, D.C. (the "UCC") and the filing of a financing statement pursuant to the Personal Property Security Act (Ontario) in Ontario, Canada, naming the Company as debtor and the Agent, for itself and for the benefit of the Lenders, as secured party, all filings, assignments, pledges and deposits of documents or instruments will have been made and all other actions will have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's and the Lenders' security interest in such of the Collateral as to which a security interest may be perfected by filing under the UCC, and such security interest shall remain prior to all other liens, except as contemplated by the Amended and Restated Credit Agreement. No further filings, recordings or other actions are or will be necessary to maintain the priority of such security interest other than the filing of UCC continuation statements within six months prior to the expiration of a period of five years after the original filing. The Collateral and the Agent's and Lenders' rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Company is the owner of the Collateral free from any adverse lien, security interest or encumbrance, except as permitted by the Amended and Restated Credit Agreement as such agreement is in effect on the date hereof.

         (h) No Further Actions. Except for the filings referred to in paragraph
(g) above, no authorization, approval or other action by, and no notice of filing with, any governmental authority or regulatory body or other Person that has not been received, taken or made is required (i) for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Company, (ii) for the perfection and maintenance of the security interest hereunder (including the first priority nature of such security interest), or (iii) for the exercise by the Agent and/or the Lenders of the rights or the remedies in respect of the Collateral pursuant to this Agreement.

         (i) Accounts Receivable. The Company shall keep or cause to be kept separate records of accounts which are complete and accurate in all material respects, and from time to time upon the request of the Agent, at reasonable intervals and upon reasonable notice, shall deliver to the Agent and the Lenders a list of the names, addresses, face value, and dates of invoices for each debtor obligated on such an account receivable.

         (j) Government Contracts. The Company agrees that, at the request of the Agent and/or any Lender, it shall execute all such documents, and take all such actions, as such Person shall reasonably determine to be necessary or appropriate from time to time under the Federal Assignment of Claims Act of 1940, as amended, in order to confirm and assure to each of the Agent and the Lenders its rights under this Agreement with respect to any and all Collateral consisting of the Company's rights to monies due or to become due under any contracts or agreements with or orders from the United States government or any agency or department thereof, the assignment of which is not prohibited by such contract or agreement (collectively, "Government Receivables"). Without limiting the generality of the foregoing, the Company agrees that simultaneously with the execution and delivery of this Agreement it shall execute and deliver to the Agent a confirmatory assignment substantially in the form of Exhibit B attached hereto (a "Confirmatory Assignment") with respect to each Government Receivable existing on the date hereof where the aggregate proceeds payable to the Company thereunder exceed $25,000, and within ten (10) Business Days after the creation of any such new Government Receivable, the Company shall execute and deliver to the Agent a Confirmatory Assignment with respect thereto. The Company hereby irrevocably authorizes the Agent, or its designee, at the Company's expense, to file (on behalf of itself and the Lenders) with the United States government (or the appropriate agency or instrumentality thereof) a notice of each assignment of a Government Receivable substantially in the form of Exhibit C attached hereto (a "Notice of Assignment"), to which a copy of the relevant Confirmatory Assignment may be attached, and appoints the Agent as the Company's attorney-in-fact to execute and file any such Confirmatory Assignments, Notices of Assignment and any ancillary documents relating thereto.

         (k) Securities. The Company agrees that it shall forthwith deliver and pledge to the Agent, for itself and for the benefit of the Lenders, all certificates representing securities which it shall acquire, whether by purchase, stock dividend, distribution of capital or otherwise, along with stock powers or other appropriate instruments of assignment with respect thereto, duly executed in blank.

         (l) Cooperation. The Company agrees, after the occurrence of an Event of Default, to take any actions that the Agent and/or the Required Lenders may reasonably request in order to enable the Agent and the Lenders to obtain and enjoy the full rights and benefits granted to them by the Amended and Restated Credit Agreement and the other Credit Documents. The Company further consents to the transfer of control or assignment of all or any portion of the Collateral to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, judicial sale, foreclosure or exercise of other remedies available to the Agent and/or the Lenders as permitted by the Credit Documents, applicable law or otherwise

         (m) Further Assurances By the Company. The Company agrees to execute and deliver to the Agent from time to time at its request all documents and instruments, including financing statements, supplemental security agreements, notices of assignments under the United States Assignment of Claims Act and under similar or local statutes and regulations, and to take all action as the Agent may reasonably deem necessary or proper to perfect or otherwise protect the security interest and lien created hereby.

         Section 5.  POWER OF ATTORNEY.
                     -----------------

         (a) The Company acknowledges the Agent's right, to the extent permitted by applicable law, singly to execute and/or file financing or continuation statements and similar notices required by applicable law, and amendments thereto, concerning the Collateral without execution by the Company. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (b) The Company hereby irrevocably appoints the Agent as the Company's attorney-in-fact, effective at all times subsequent to the occurrence of an Event of Default (as defined herein), and during the continuance thereof, with full authority in the place and stead of the Company and in the name of the Company or otherwise, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation, the power and right (i) to endorse the Company's name on any checks, notes, acceptances, money orders, drafts, filings or other forms of payment or security that may come into the Agent's possession, and (ii) to do all other things which the Agent then determines to be necessary to carry out the terms of this Agreement. The Company ratifies and approves all acts of such attorney-in-fact. The power conferred on the Agent hereunder is solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent to exercise such power.

         Section 6.  SECURITIES AS COLLATERAL.
                     ------------------------

         (a) Upon the occurrence and during the continuance of an Event of Default, the Agent may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. If the Agent so elects to exercise its right herein and gives notice of such election to the Company, upon the occurrence and during the continuance of an Event of Default to the extent permitted under applicable law, the Agent may vote any or all of the securities constituting Collateral possessing voting rights (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratifications in respect of the securities constituting Collateral and otherwise act with respect thereto as though it were the outright owner thereof, the Company hereby irrevocably constituting and appointing the Agent the proxy and attorney-In-fact of the Company, with full power of substitution, to do so. So long as no Event of Default is continuing, the Company shall be entitled to receive all cash dividends paid in respect of the securities of which the Company is the registered owner, to vote such securities and to give consents, waivers and ratifications in respect of such securities, provided that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provisions of any of the Credit Documents or this Agreement.

         (b) Any sums paid upon or with respect to any of the securities upon the liquidation or dissolution of the issuer thereof shall be paid over to the Agent to be held by it as security for the Obligations; and in case any distribution of capital shall be made on or in respect of any of the securities or any property shall be distributed upon or with respect to any of the securities pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it as security for the Obligations. All sums of money and property paid or distributed in respect of the securities upon such a liquidation, dissolution, recapitalization or reclassification which are received by the Company shall, until paid or delivered to the Agent, be held in trust for the Agent as security for the Obligations.

         Section 7. ACCOUNTS RECEIVABLE. Until the Agent requests (after the occurrence of an Event of Default and during the continuation thereof) that debtors on accounts receivable of the Company or obligors on accounts, chattel paper or general intangibles of the Company or obligors on instruments for which a Company is an obligee or lessees or conditional vendees under agreements governing the leasing or selling by conditional sale of Collateral by the Company, be notified of the Agent's and Lenders' security interest, the Company shall continue to collect payment thereof. Upon the making of such a request by the Agent (after the occurrence of an Event of Default and during the continuation thereof), the Company shall hold the proceeds received from collection as trustee for the Agent and shall turn the same over to the Agent, or to such other bank or Person as may be approved by the Agent, immediately upon receipt in the identical form received. At the request of the Agent (after the occurrence of an Event of Default and during the continuation thereof), the Company shall so notify such account debtors and obligors that payment thereof is to be made directly to the Agent, and the Agent may itself after the occurrence of an Event of Default and during the continuation thereof, at any time, without notice to or demand upon the Company, so notify such account debtors and obligors. The making of such a request or the giving of any such notification shall not affect the duties of the Company described above with respect to proceeds of collection of accounts receivable received by the Company. The Agent shall apply the proceeds of such collection received by the Agent to the Obligations in accordance with Section 3 of this Agreement. The application of the proceeds of such collection shall be conditional upon final payment in cash or solvent credits of the items giving rise to them. If any item is not so paid, the Agent in its discretion, whether or not the item is returned, may either reverse any credit given for the item or charge it to any deposit account maintained by the Company with the Agent.

         Section 8.  EVENTS OF DEFAULT; REMEDIES.
                     ---------------------------

         (a) Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Obligations are due, the Agent may (on behalf of itself and the Lenders) demand, sue for, collect, or make any settlement or compromise it deems desirable with respect to the Collateral.

         (b) An "Event of Default" hereunder shall mean (i) that a representation, warranty or certification made by the Company in this Agreement or in any document executed or delivered from time to time relating to this Agreement is materially untrue, misleading or incomplete in its recital of any facts at the time as of which such representation, warranty or certification, as the case may be, is made or (ii) any Event of Default, as that term is defined in any of the Credit Documents, whether or not any acceleration of the maturity of the amounts due in respect of any of the Obligations shall have occurred.

         (c) Upon the occurrence and during the continuance of an Event of Default, to the fullest extent permitted by applicable law, in addition to the remedies set forth elsewhere in this Agreement:

                  (i) The Agent shall have (on behalf of itself and the Lenders), in addition to all other rights and remedies given it by any instrument or other agreement evidencing, or executed and delivered in connection with, any of the Obligations and otherwise allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Collateral may be located and without limiting the generality of the foregoing, the Agent may immediately, without (to the fullest extent permitted by law) demand of performance or advertisement or notice of intention to sell or of time or place of sale or of redemption or other notice or demand whatsoever (except that the Agent shall give to the Company at least ten days' notice of the time and place of any proposed sale or other disposition), all of which are hereby expressly waived to the fullest extent permitted by law, sell at public or private sale or otherwise realize upon, in the City of Hartford, Connecticut, or elsewhere, the whole or from time to time any part of the Collateral in or upon which the Agent and/or the Lenders shall have a security interest or lien hereunder, or any interest which the Company may have therein, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable expenses for legal services, including, without limitation, reasonable allocated costs of staff counsel) as provided in Section 12 hereof, shall apply the residue of such proceeds toward the payment of the Obligations in accordance with Section 3 of this Security Agreement, the Company remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given to the Company, then the Company, the Agent and the Lenders hereby agree that a notice given as hereinbefore provided shall be reasonable notice of such sale or other disposition. The Company also agrees to assemble the Collateral at such place or places as the Agent reasonably designates by written notice. At any such sale or other disposition the Agent and/or any Lender may itself, and any other person or entity owed any Obligation may itself, purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of the Company, which right is hereby waived and released to the fullest extent permitted by law.

                  (ii) Furthermore, without limiting the generality of any of the rights and remedies conferred upon the Agent and/or any Lender under Section 8(c)(i) hereof, the Agent and/or any Lender to the fullest extent permitted by law, may enter upon the premises of the Company, exclude the Company or any guarantor therefrom and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court therefor, using all necessary force to do so, and may, at its option, use, operate, manage and control the Collateral in any lawful manner and may collect and receive all rents, income, revenue, earnings, issues and profits therefrom, and may maintain, repair, renovate, alter or remove the Collateral as the Agent and/or such Lender may determine in its discretion, and any such monies so collected or received by such Person shall be remitted to the Agent and shall be applied to, or may be accumulated for application upon, the Obligations in accordance with Section 3 of this Agreement.

                  (iii) Each of the Agent and the Lenders agrees that such Person will give notice to the Company of any enforcement action taken by it pursuant to this Section 8 promptly after commencing such action.

                  (iv) The Company recognizes that the Agent and/or the Lenders may be unable to effect a public sale of securities constituting Collateral by reason of certain prohibitions contained in the Securities Act and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers consistent with all applicable laws. The Company agrees that any such private sales may be at prices and other terms less favorable to the Company than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. Neither the Agent nor the Lenders shall be under any obligation to delay a sale of any of the securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

         Section 9. MARSHALLING. Neither the Agent nor any Lender shall be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's and/or any Lender's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so the Company hereby irrevocably waives the benefits of all such laws. Except as otherwise provided by applicable law, neither the Agent nor the Lenders shall have any duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the sole custody thereof.

         Section 10. COMPANY'S OBLIGATIONS NOT AFFECTED. To the extent permitted by law, the obligations of the Company under this Security Agreement shall remain in full force and effect without regard to, and shall not be impaired by
(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Company, to the extent permitted by law; (b) any exercise or nonexercise, or any waiver, by the Agent and/or any Lender of any right, remedy, power or privilege under or in respect of any of the Obligations or any security therefor (including this Agreement); (c) any amendment to or modification of any instrument evidencing any of the Obligations or pursuant to which any of them were issued; (d) any amendment to or modification of any instrument or agreement (other than this Agreement) securing any of the Obligations; or (e) the taking of additional security for or any guaranty of any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations; and whether or not the Company shall have notice or knowledge of any of the foregoing.

         Section 11. NO WAIVER. No failure on the part of the Agent and/or any Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such Person of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Agent and/or any Lender or the future holders of any of the Obligations or allowed to any of them by law or other agreement, including, without limitation, each of the Credit Documents, shall be cumulative and not exclusive of any other, and, subject to the provisions of this Agreement, may be exercised by the Agent and/or any Lender or the future holders of any of the Obligations from time to time.

         Section 12. EXPENSES. The Company agrees to pay, on demand, all reasonable costs and expenses (including reasonable attorneys' fees and expenses for legal services of every kind, including, without limitation, reasonable allocated costs of staff counsel) of the Agent and/or any Lender incidental to the sale of, or realization upon, any of the Collateral or in any way relating to the perfection, enforcement or protection of the rights of such Person hereunder; and the Agent and/or such Lenders may at any time apply to the payment of all such costs and expenses all monies of the Company or other proceeds arising from its possession or disposition of all or any portion of the Collateral.

         Section 13. CONSENTS, AMENDMENTS, WAIVERS. Any term of this Agreement may be amended, and the performance or observance by the Company of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only in accordance with the terms of
Section 11.1 of the Amended and Restated Credit Agreement all of which are incorporated herein by reference.

         Section 14. GOVERNING LAW. Except as otherwise required by the laws of any jurisdiction in which any Collateral is located, this Agreement shall for all purposes be governed by and construed in accordance with the laws of the State of New York.

         Section 15. PARTIES IN INTEREST. All terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer its rights hereunder without the prior written consent of the Agent and the Required Lenders. Any assignment or transfer by the Company of its rights hereunder in violation of this Agreement shall be void.

         Section 16. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         Section 17. TERMINATION. Upon payment in full of the Obligations in accordance with their terms, this Agreement shall terminate and the Agent (on behalf of itself and the Lenders) shall return to the Company, at the expense of the Company, such Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof and shall deliver to the Company documents in recordable form sufficient to discharge the liens and security interests granted hereunder.

         Section 18. NOTICES. Except as otherwise expressly provided herein, all notices and other communications made or required to be given pursuant to this Agreement shall be made in accordance with the provisions of Section 11.2 of the Amended and Restated Credit Agreement.

         Section 19. PREJUDGMENT REMEDY WAIVER. THE BORROWER ACKNOWLEDGES THAT THE FINANCING EVIDENCED HEREBY IS A COMMERCIAL

TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES. THE BORROWER HEREBY WAIVES ITS RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THAT EACH OF THE AGENT AND/OR THE LENDERS MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE BORROWER ACKNOWLEDGES THAT THE AGENT'S AND/OR ANY LENDER'S ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. SECTION 52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND EACH OF THE AGENT AND EACH LENDER ACKNOWLEDGES THE BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

         Section 20. Conflict. In the event that there is a conflict between any provision of this Agreement and the Amended and Restated Credit Agreement, then the provisions of the Amended and Restated Credit Agreement shall control.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed by its authorized representatives as of the date first written above.

                           SCAN-OPTICS (CANADA), LTD.


                                         By:_____________________________
                                            Name:
                                            Title:


                                              PATRIARCH PARTNERS AGENCY
                                              SERVICES, LLC, as Agent


                                         By:_____________________________
                                            Name:
                                            Title:


                                         ARK CLO 2000-1, LIMITED, as a Lender

                                             By: Patriarch Partners, LLC,
                                                  its Collateral Manager


                                         By:_____________________________
                                            Name:
                                            Title:


                                         ZOHAR CDO 2003-1, LIMITED, as a Lender

                                              By: Patriarch Partners VIII, LLC,
                                                  its Collateral Manager


                                         By:_____________________________
                                            Name:
                                            Title:

                                                                EXHIBIT A
                                                                ---------
                                  [UCC-1 Form]



                                                                EXHIBIT A
                                                                ---------



          Debtor:                                      Secured Party:
          -------                                      -------------

Scan-Optics (Canada), Ltd.               Patriarch Partners Agency Services, LLC
701 Rossland Road East, Suite 426        (the "Agent"), for itself and for the benefit
Whitby, Ontario L1N 9K3 Canada           of the Lenders party to that certain Third
                                         Amended and Restated Credit
                                         Agreement among the Debtor,
                                         the Agent and the other
                                         parties thereto, 112 South
                                         Tryon Street, Suite 700
                                         Charlotte, North Carolina
                                         28284




         All properties, assets and rights of the Debtor of every kind and nature, wherever located, whether now owned or hereafter acquired or arising (excluding motor vehicles), and all proceeds and products thereof, including, without limitation, all goods, accounts (including all accounts receivable), contract rights, rights to the payment of money (including tax refund claims, insurance proceeds and tort claims), chattel paper, documents, instruments, general intangibles, securities (together with all income therefrom, increases thereunder and proceeds thereof), investment property (together with all income therefrom, increases thereunder and proceeds thereof), patents, trademarks, tradenames, copyrights, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or pursuant to which others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, books and records, equipment, furniture, fixtures, and all inventory and all other capital assets, raw materials, work in progress and all substitutions and replacements thereof (all such properties, assets and rights hereinafter sometimes called, collectively, the "Collateral").

                                    EXHIBIT B
                                    ----------

                   FORM OF CONFIRMATORY ASSIGNMENT OF CONTRACT
                   -------------------------------------------

         This ASSIGNMENT, dated as of March __, 2004, is by SCAN-OPTICS (CANADA), LTD., a Canadian corporation organized under the Business Corporations Act of Canada (the "Debtor") in favor of Patriarch Partners Agency Services, LLC (the "Agent"), for itself and for the benefit of the Lenders (as defined in the Security Agreement referred to below).

         WHEREAS, the Debtor is party to Contract No. __________, dated _____________, between the Debtor and ____________________ (the "Contract"); and

         WHEREAS, the Debtor, the Agent and the Lenders have entered into a certain Amended and Restated Security Agreement, dated as of March 24, 2004 (the "Security Agreement"), pursuant to which the Debtor has granted to the Agent and the Lenders, a security interest in certain assets of the Debtor, including all of the Debtor's rights in, to and under the Contract, to secure the Obligations referred to in the Security Agreement;

         NOW, THEREFORE, the Debtor hereby confirms, acknowledges and agrees that, pursuant to and subject to the terms of the Security Agreement, the Debtor hereby assigns, transfers, pledges and grants to the Agent, for itself and for the benefit of the Lenders, a security interest in all of the Debtor's right, title and interest in and to all monies due or to become due under the Contract.

         EXECUTED as of the date first above written.

                           SCAN-OPTICS (CANADA), LTD.


                                             By:__________________________
                                                Name:
                                                Title:

                                    EXHIBIT C
                                    ---------

                         FORM OF NOTICE OF ASSIGNMENT OF
                         ACCOUNTS RECEIVABLE AS SECURITY

                     Patriarch Partners Agency Services, LLC

                                                     Date:

To:      [Contracting Official or Head of
         Agency, and Disbursing Official]

Re:      Payments to SCAN-OPTICS (CANADA), LTD.
         Contract Number:
         Made by the United States of America
         Department:
         Division:

For:

Dated:

Ladies and Gentlemen:

         PLEASE TAKE NOTICE that monies due or to become due to SCAN-OPTICS (CANADA), LTD. (the "Debtor") under the contract described above have been assigned to Patriarch Partners Agency Services, LLC (the "Agent"), for itself and for the benefit of certain other secured creditors, as security for certain obligations of the Debtor to the Agent and such creditors, as described more particularly in that certain Amended and Restated Security Agreement (a true and correct copy of which is attached hereto), dated as of March 24, 2004, as in effect from time to time. This notice is given pursuant to the provisions of the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727).

         Payments due or to become due to the Debtor under the contract described above should continue to be made to the Debtor until you receive written notice from the Agent directing that such payments be made to another party.

         Please return to the undersigned (in the enclosed, self-addressed stamped envelope) the enclosed extra copy of this notice with appropriate notations showing the date and hour of receipt and duly signed by the person acknowledging receipt on behalf of the addressee.

                                                     Very truly yours,

                                                     PATRIARCH PARTNERS AGENT
                                                     SERVICES, LLC, as Agent


                                               By:______________________________
                                                      Authorized Official

>




IRREVOCABLY ACKNOWLEDGED
AND AGREED TO:

SCAN-OPTICS (CANADA), LTD.


By:________________________
         Its

                            ACKNOWLEDGMENT OF RECEIPT
                            -------------------------

         Receipt of the above notice and a copy of the Amended and Restated Security Agreement described above is hereby acknowledged. These were received at _______ a.m./p.m. on _____________, 20___.

                                                  ------------------------------
                                                             Signature

                                             n Behalf of: [Name and Title of
                                                           Addressee of Notice]

                                   Schedule 1
                                   ----------

                              Intellectual Property

                     Trademarks and Trademark Registrations
                     --------------------------------------



                                      None

                                   Schedule 1
                                   ----------
                                    Continued
                                    ---------

                 Foreign Trademarks and Trademark Registrations
                 ----------------------------------------------

                                      None

                                                        Schedule 1
                                                        ----------
                                                         Continued
                                                         ---------

                           ISSUED AND PENDING PATENTS
                           --------------------------

                          Patents Issued by U.S. Patent
                          -----------------------------
                              and Trademark Office
                              --------------------


                                      None

                                   Schedule 2

                              Collateral Locations

                            Scan-Optics (Canada), Ltd
                             701 Rossland Road East
                                    Suite 426
                         Whitby, Ontario, Canada L1N 9K3

                                Exhibit 3.1(i)(C)
Form of Amended and Restated Patent Collateral Assignment and Security Agreement


                AMENDED AND RESTATED PATENT COLLATERAL ASSIGNMENT
              ----------------------------------------------------
                             AND SECURITY AGREEMENT
                             ----------------------

         AMENDED AND RESTATED PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT, dated as of March __, 2004, among SCAN-OPTICS, INC., a Delaware corporation having its principal place of business at 169 Progress Drive, Manchester, Connecticut 06040 (the "Assignor"), PATRIARCH PARTNERS AGENCY SERVICES, LLC (the "Agent"), for itself and for the benefit of the Lenders (as defined in the Amended and Restated Credit Agreement (defined below)), and the Lenders. Capitalized terms which are used herein without definition and which are defined in the Third Amended and Restated Credit Agreement, dated as of the date hereof, among SCAN-OPTICS, INC., as borrower, the Guarantors party thereto, the Lenders party thereto and the Agent (as amended, restated, modified or supplemented from time to time, the "Amended and Restated Credit Agreement") shall have the same meanings herein as in the Amended and Restated Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, Ark CLO 2000-1, Limited ("Ark") has extended certain loans to the Borrower pursuant to the Prior Credit Agreement;

         WHEREAS, the Assignor has (i) granted a security interest in, and made a collateral assignment of, the Assignor's interest in certain patents, patent license rights and other patent rights in favor of Ark pursuant to the terms of that certain Patent Collateral Assignment and Security Agreement, dated as of April 7, 1993, between Ark (as assignee of Fleet National Bank, formerly known as BankBoston, N.A., as successor/assignee of Bank of Boston Connecticut) and the Assignor (as amended, supplemented, reaffirmed or otherwise modified from time to time, the "Prior Patent Security Agreement");

         WHEREAS, the parties wish to amend and restate the obligations of the Assignor and the other parties under the Prior Credit Agreement and the Prior Patent Security Agreement by entering into this Patent Agreement, the Amended and Restated Credit Agreement, and the other Credit Documents;

         WHEREAS, in consideration of the Agent and the Lenders entering into the Amended and Restated Credit Agreement and the making of other financial accommodations to the Borrower and the other Credit Parties under the Amended and Restated Credit Agreement and the other Credit Documents, the Assignor hereby reaffirms and continues its grant of security interest in, and collateral assignment of, the Patent Collateral, and hereby grants a security interest in, and collaterally assigns, the Patent Collateral, to the Agent, for itself and for the benefit of the Lenders, on the terms set forth herein;

         WHEREAS, it is a condition precedent to the Agent and the Lenders making of any loans or otherwise extending credit to or making other financial accommodations to the Assignor under the Amended and Restated Credit Agreement and the other Credit Documents that the Assignor execute and deliver to the Agent and the Lenders a patent agreement in substantially the form hereof;

         WHEREAS, the Assignor has executed and delivered to the Agent and the Lenders an Amended and Restated Security Agreement, dated as of the date hereof (the "Assignor Security Agreement"), pursuant to which the Assignor has granted and continued to grant to the Agent and the Lenders a security interest in substantially all of the Assignor's personal property and fixture assets, including without limitation the patents and patent applications listed on Schedule A attached hereto, all to secure the payment and performance of the Obligations; and

         WHEREAS, this Patent Agreement is supplemental to the provisions contained in the Assignor Security Agreement;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Prior Patent Security Agreement as follows:

         ss. 1. Definitions. The following terms shall have the meanings set forth in thisss.1 or elsewhere in this Patent Agreement referred to below:

         Patent Agreement. This Amended and Restated Patent Collateral Assignment and Security Agreement, as amended and in effect from time to time.

         Patent Collateral. All of the Assignor's right, title and interest in and to all of the Patents, the Patent License Rights, and all other Patent Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interests, assets or property.

         Patent License Rights. Any and all past, present or future rights and interests of the Assignor pursuant to any and all past, present and future licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Patents, or Patent Rights, owned or used by third parties in the past, present or future, including the right in the name of the Assignor or the Agent to enforce, and sue and recover for, any past, present or future breach or violation of any such agreement.

         Patent Rights. Any and all past, present or future rights in, to and associated with the Patents throughout the world, whether arising under federal law, state law, common law, foreign law, or otherwise, including but not limited to the following: all such rights arising out of or associated with the Patents; the right (but not the obligation) to register claims under any federal, state or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or bring cancellation proceedings in the name of the Assignor or the Agent for any and all past, present and future infringements of or any other damages or injury to the Patents or the Patent Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, damage or injury; and the Patent License Rights.

         Patents. All patents and patent applications, whether United States or foreign, that are owned by the Assignor or in which the Assignor has any right, title or interest, now or in the future, including but not limited to:

                  (a) the patents and patent applications listed on Schedule A hereto (as the same may be amended pursuant hereto from time to time);

                  (b) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country;

                  (c) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;

                  (d) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and

                  (e) the right (but not the obligation) to make and prosecute applications for such Patents.

         Proceeds. Any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or property which constitutes all or any part of the Patent Collateral, any value received as a consequence of the ownership, possession, use or practice of any Patent Collateral, and any payment received from any insurer or other person or entity as a result of the destruction or the loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes all or any part of the Patent Collateral.

         PTO. The United States Patent and Trademark Office.

         ss. 2. Grant of Security Interest. To secure the payment and performance in full of all of the Obligations, the Assignor hereby grants, assigns, transfers and conveys to the Agent, for itself and for the benefit of the Lenders, BY WAY OF COLLATERAL SECURITY, all of the Patent Collateral. NEITHER THE AGENT NOR ANY LENDER ASSUMES ANY LIABILITY ARISING IN ANY WAY BY REASON OF ITS HOLDING SUCH COLLATERAL SECURITY.

         ss. 3. Representations, Warranties and Covenants. The Assignor represents, warrants and covenants that: (a) Schedule A attached hereto sets forth a true and complete list of all the patents, rights to patents and patent applications now owned, licensed, controlled or used by the Assignor; (b) the issued Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the issued Patents; (c) to the best of the Assignor's knowledge, each of the issued Patents is valid and enforceable; (d) to the best of the Assignor's knowledge, there is no infringement by others of the issued Patents or Patent Rights; (e) no claim has been made that the use of any of the Patents does or may violate the rights of any third person, and to the best of the Assignor's knowledge there is no infringement by the Assignor of the patent rights of others; (f) the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents (other than ownership and other rights reserved by third party owners with respect to Patents which the Assignor is licensed to practice or use), free and clear, of any liens, charges, encumbrances and adverse claims, including without limitation pledges, assignments, licenses, shop rights and covenants by the Assignor not to sue third persons, other than the security agreement and mortgage created by the Assignor Security Agreement and this Patent Agreement; (g) the Assignor has the unqualified right to enter into this Patent Agreement and perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents, consultants, licensors and licensees which will enable it to comply with the covenants herein contained; (h) this Patent Agreement, together with the Assignor Security Agreement, will create in favor of the Agent and the Lenders a valid and perfected first priority security interest in the Patent Collateral upon making the filings referred to in clause (i) of this ss.3; and (i) except for the filing of financing statements with the Delaware Secretary of State under the Uniform Commercial Code and the filing of this Patent Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (1) for the grant by the Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Patent Agreement by the Assignor, or
(2) for the perfection of or the exercise by Agent and/or the Lenders of any of their rights and remedies hereunder.

         ss. 4. No Transfer or Inconsistent Agreements. Without the prior written consent of the Agent and the Required Lenders, the Assignor will not (a) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Patent Collateral, or (b) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignor's obligations under this Patent Agreement or the Assignor Security Agreement.

         ss. 5.     After-acquired Patents, Etc.

         (a) If, before the Obligations shall have been finally paid and satisfied in full, the Assignor shall obtain any right, title or interest in or to any other or new patents, patent applications or patentable inventions, or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Patent Collateral or any improvement on any of the Patent Collateral, the provisions of this Patent Agreement shall automatically apply thereto and the Assignor shall promptly give to the Agent notice thereof in writing and execute and deliver to the Agent (for the benefit of the Agent and the Lenders) such documents or instruments as the Agent may reasonably request further to transfer title thereto to the Agent and the Lenders.

         (b) The Assignor authorizes the Agent to modify this Patent Agreement, without the necessity of the Assignor's further approval or signature, by amending Schedule A hereto to include any future or other Patents or Patent Rights under ss. 2 or ss. 5 hereof.

       ss. 6.     Patent Prosecution.
                  ------------------

         (a) The Assignor shall assume full and complete responsibility for the prosecution, grant, enforcement or any other necessary or desirable actions in connection with the Patent Collateral, and shall hold the Agent and the Lenders harmless from any and all costs, damages, liabilities and expenses which may be incurred by the Agent and/or the Lenders in connection with the Agent's and/or the Lenders' title to any of the Patent Collateral or any other action or failure to act in connection with this Patent Agreement or the transactions contemplated hereby. In respect of such responsibility, the Assignor shall retain patent counsel acceptable to the Agent.

         (b) The Assignor shall have the duty, through patent counsel acceptable to the Agent, to prosecute diligently any patent applications of the Patents pending as of the date of this Patent Agreement or thereafter, to make application for unpatented but reasonably patentable inventions and to preserve and maintain all rights in the Patents, including without limitation the payment when due of all maintenance fees and other fees, taxes and other expenses which shall be incurred or which shall accrue with respect to any of the Patents. Any expenses incurred in connection with such applications and actions shall be borne by the Assignor. The Assignor shall not abandon any filed patent application, or any pending patent application or patent, without the consent of the Agent, which consent shall not be unreasonably withheld. The Agent hereby appoints the Assignor as its agent for all matters referred to in the foregoing provisions of this ss.6 and agrees to execute any documents necessary to confirm such appointment. Upon the occurrence and during the continuance of an Event of Default, the Agent may terminate such agency by providing written notice of termination to the Assignor.

         (c) The Assignor shall have the right, with the consent of the Agent, which shall not be unreasonably withheld, to bring suit or other action in the Assignor's own name to enforce the Patents and the Patent Rights. The Agent and/or Lenders shall be required to join in such suit or action as may be necessary to ensure the Assignor's ability to bring and maintain any such suit or action in any proper forum so long as the Agent and/or Lenders are completely satisfied that such joinder will not subject the Agent and/or any Lender to any risk of liability. The Assignor shall promptly, upon demand, reimburse and indemnify the Agent and each Lender for all damages, costs and expenses, including legal fees, incurred by such Person pursuant to this ss. 6.

         (d) In general, the Assignor shall take any and all such actions (including but not limited to institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Patent Collateral. The Assignor shall not take or fail to take any action, nor permit any action to be taken or not taken by others under its control, which would affect the validity, grant or enforcement of any of the Patent Collateral.

         (e) Promptly upon obtaining knowledge thereof, the Assignor will notify the Agent in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Patents or the Assignor's rights, title or interests in and to any of the Patent Collateral, and of any event which does or reasonably could materially adversely affect the value of any of the Patent Collateral, the ability of the Assignor, the Agent and/or the Lenders to dispose of any of the Patent Collateral or the rights and remedies of the Agent and/or the Lenders in relation thereto (including but not limited to the levy of any legal process against any of the Patent Collateral).

         ss. 7. License Back to Assignor. Unless and until there shall have occurred and be continuing an Event of Default and the Agent has notified the Assignor that the license granted hereunder is terminated, the Agent hereby grants to the Assignor the sole and exclusive, nontransferable, royalty-free, worldwide right and license under the Patents to make, have made for it, use, sell and otherwise practice the inventions disclosed and claimed in the Patents for the Assignor's own benefit and account and for none other; provided, however, that the foregoing right and license shall be no greater in scope than, and limited by, the rights assigned to the Agent, for itself and for the benefit of the Lenders, by the Assignor hereby. The Assignor agrees not to sell, assign, transfer, encumber or sublicense its interest in the license granted to the Assignor in this ss.7, without the prior written consent of the Agent. Any such sublicenses granted on or after the date hereof shall be terminable by the Agent upon termination of the Assignor's license hereunder.

         ss. 8. Remedies. If any Event of Default shall have occurred and be continuing, then upon notice by the Agent to the Assignor: (a) the Assignor's license with respect to the Patents as set forth in ss. 7 shall terminate; (b) the Assignor shall immediately cease and desist from the practice, manufacture, use and sale of the inventions claimed, disclosed or covered by the Patents; and
(c) the Agent and the Lenders shall have, in addition to all other rights and remedies given it by this Patent Agreement, the Amended and Restated Credit Agreement, the Security Agreements, and the other Credit Documents, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York and, without limiting the generality of the foregoing, the Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, and without advertisement, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Patent Collateral, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patent Collateral all expenses (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in the Assignor Security Agreement. Notice of any sale, license or other disposition of any of the Patent Collateral shall be given to the Assignor at least five (5) days before the time that any intended public sale or other disposition of such Patent Collateral is to be made or after which any private sale or other disposition of such Patent Collateral may be made, which the Assignor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Agent and/or any Lender may, to the extent permitted under applicable law, purchase or license the whole or any part of the Patent Collateral or interests therein sold, licensed or otherwise disposed of.

         ss. 9. Collateral Protection. If the Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Assignor shall be breached, the Agent, in its own name or that of the Assignor (in the sole discretion of the Agent), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignor agrees promptly to reimburse the Agent for any cost or expense incurred by the Agent in so doing.

         ss. 10. Power of Attorney. If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Agent (and any officer or agent of the Agent as the Agent may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Agent and/or the Lenders to use any of the Patent Collateral, to practice, make, use or sell the inventions disclosed or claimed in any of the Patent Collateral, to grant or issue any exclusive or nonexclusive license of any of the Patent Collateral to any third person, or necessary for the Agent and/or any Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral or any part thereof or interest therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts which the Assignor is obligated to execute and do hereunder. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, and releases the Agent and each Lender from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Agent and/or any Lender under this power of attorney (except for the gross negligence or willful misconduct of the Agent and/or any Lender, as applicable). This power of attorney shall be irrevocable for the duration of this Patent Agreement.

         ss. 11. Further Assurances. The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Agent may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Patent Agreement, or to assure and confirm to the Agent and the Lenders the grant, perfection and priority of the Agent's and Lenders' security interest in any of the Patent Collateral.

         ss. 12. Termination. At such time as all of the Obligations have been finally paid and satisfied in full, this Patent Agreement shall terminate and the Agent shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignor the entire right, title and interest to the Patent Collateral previously granted, assigned, transferred and conveyed to the Agent and the Lenders by the Assignor pursuant to this Patent Agreement, as fully as if this Patent Agreement had not been made, subject to any disposition of all or any part thereof which may have been made by the Agent and/or any Lender pursuant hereto or the Assignor Security Agreement.

         ss. 13. Course of Dealing. No course of dealing among the Assignor and the Agent or the Lenders, nor any failure to exercise, nor any delay in exercising, on the part of the Agent or the Lenders, any right, power or privilege hereunder or under the Assignor Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         ss. 14. Expenses. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Agent and/or any Lender in connection with the preparation of this Patent Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving any of the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to any of the Patent Collateral, shall be borne and paid by the Assignor.

         ss. 15. Overdue Amounts. Until paid, all amounts due and payable by the Assignor hereunder shall be a debt secured by the Patent Collateral and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Amended and Restated Credit Agreement.

         ss. 16. No Assumption of Liability; Indemnification. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER THE AGENT NOR ANY LENDER ASSUMES ANY LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PATENT COLLATERAL OR ANY PRACTICE, USE, LICENSE OR SUBLICENSE THEREOF, OR ANY PRACTICE, MANUFACTURE, USE OR SALE OF ANY OF THE INVENTIONS DISCLOSED OR CLAIMED THEREIN, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY BORNE BY THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE AGENT AND THE LENDERS FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE AGENT AND THE LENDERS WITH RESPECT TO SUCH LIABILITIES.

         ss. 17. Rights and Remedies Cumulative. All of the Agent's and Lenders' rights and remedies with respect to the Patent Collateral, whether established hereby or by the Assignor Security Agreement or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. This Patent Agreement is supplemental to the Assignor Security Agreement, and nothing contained herein shall in any way derogate from any of the rights or remedies of the Agent and/or the Lenders contained therein. Nothing contained in this Patent Agreement shall be deemed to extend the time of attachment or perfection of or otherwise impair the security interest in any of the Patent Collateral granted to the Agent and the Lenders under the Assignor Security Agreement.

         ss. 18. Notices. All notices and other communications made or required to be given pursuant to this Patent Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopy or telex and confirmed by delivery via courier or postal service, addressed as follows:

(a) if to the Assignor, at 169 Progress Drive, Manchester, Connecticut 06040, Attention: President, Fax: 860-695-7995, or at such other address for notice as the Assignor shall last have furnished in writing to the person giving the notice; and

(b) if to the Agent and/or the Lenders, c/o Patriarch Partners Agency Services, LLC, 112 South Tryon Street, Suite 700, Charlotte, North Carolina 28284, Attention: Greg Murphy, Fax: (704) 227-7139, or at such other address for notice as the Agent and/or any Lender shall last have furnished in wiring to the person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (ii) if sent by registered or certified first-class mail, postage prepaid, two (2) Business Days after the posting thereof, and (iii) if sent by telegraph, telecopy, or telex, at the time of the dispatch thereof, if in normal business hours in the country of receipt, or otherwise at the opening of business on the following Business Day.

         ss. 19. Amendment and Waiver. This Patent Agreement is subject to modification only by a writing signed by the Agent, the Required Lenders and the Assignor, except as provided in ss.5 (b). Neither the Agent nor any Lender shall be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by such Person. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

         ss. 20. Governing Law; Consent to Jurisdiction. THIS PATENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Assignor agrees that any suit for the enforcement of this Patent Agreement may be brought in the courts of the City and State of New York or any federal court sitting in the City and State of New York and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified in ss.18. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         ss. 21. Waiver of Jury Trial. THE ASSIGNOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PATENT AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignor (a) certifies that neither the Agent nor any Lender, nor any representative, agent or attorney of the Agent or any Lender, has represented, expressly or otherwise, that the Agent or any Lender would not, in the event of litigation, seek to enforce the foregoing waivers, and (b) acknowledges that, in entering into the Amended and Restated Credit Agreement and the other Credit Documents to which the Agent and/or the Lenders are a party, the Agent and the Lenders are relying upon, among other things, the waivers and certifications contained in this ss. 21.

         ss.22. Prejudgment Remedy Waiver. THE ASSIGNOR ACKNOWLEDGES THAT THE FINANCING EVIDENCED HEREBY IS A COMMERCIAL TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES. THE ASSIGNOR HEREBY WAIVES THE RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE AGENT AND/OR THE LENDERS MAY EMPLOY TO ENFORCE THEIR RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE ASSIGNOR ACKNOWLEDGES THAT THE AGENT'S AND/OR ANY LENDERS' ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. ss.52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE ASSIGNOR ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE EACH OF THE AGENT AND THE LENDERS ACKNOWLEDGES THE ASSIGNOR'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

         ss. 23. Miscellaneous. The headings of each section of this Patent Agreement are for convenience only and shall not define or limit the provisions thereof. This Patent Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its successors and assigns, and shall inure to the benefit of the Agent and the Lenders and their successors and assigns. In the event of any irreconcilable conflict between the provisions of this Patent Agreement and the Amended and Restated Credit Agreement, or between this Patent Agreement and the Assignor Security Agreement, the provisions of the Amended and Restated Credit Agreement or the Assignor Security Agreement, as the case may be, shall control. If any term of this Patent Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Patent Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Patent Agreement.

         IN WITNESS WHEREOF, this Patent Agreement has been executed as of the day and year first above written.

                                          SCAN-OPTICS, INC.



                                          By:   _____________________________
                                                 Name:
                                                 Title:



                                          PATRIARCH PARTNERS AGENCY
                                          SERVICES, LLC, as Agent



                                          By:   _____________________________
                                                 Name:
                                                 Title:



                                          ARK CLO 2000-1, LIMITED, as Lender

                                          By: Patriarch Partners, LLC,
                                          its Collateral Manager



                                          By:   _____________________________
                                                 Name:
                                                 Title:



                                          ZOHAR CDO 2003-1, LIMITED, as Lender

                                          By:    Patriarch Partners VIII, LLC,
                                                 its Collateral Manager



                                          By:   _____________________________
                                                 Name:
                                                 Title:

CERTIFICATE OF ACKNOWLEDGMENT



STATE OF ______________)
                                    ) ss:
COUNTY OF ____________)

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of ____________, personally appeared ___________________ to me known personally, and who, being by me duly sworn, deposes and says that he/she is the ___________ of Scan-Optics, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Scan-Optics, Inc. acknowledged said instrument to be the free act and deed of said corporation.




                                                     Notary Public
                                                     My commission expires:


                                                                   Schedule A

                           ISSUED AND PENDING PATENTS

                          Patents Issued by U.S. Patent
                              and Trademark Office
                              --------------------

Patent No.                  Issue Date               Owner (s)                       Title
----------                  ----------               ---------                       -----
4,813,077                   03/14/89                 Scan-Optics, Inc.               Sales Transaction Record
                                                                                     Processing System and Method
4,817,179                   03/28/89                 Scan-Optics, Inc.               Digital Image Enhancement Meth. &
                                                                                     Apparatus
5,386,482                   01/31/1995               Scan-Optics, Inc.               Address block location method and
                                                                                     apparatus
6,212,130                   04/03/2001               Scan-Optics, Inc.               Method and apparatus for plural
                                                                                     document detection
5,850,480                   12/15/1998               Scan-Optics, Inc.               OCR error correction methods and
                                                                                     apparatus utilizing contextual
                                                                                     comparison
5,445,369                   08/29/1995               Scan-Optics, Inc.               Method of and apparatus for moving
                                                                                     documents

                        Patents Pending with U.S. Patent
                              and Trademark Office

Serial No.                               Filing Date                            Inventor(s) Title
----------                               -----------                            ----------- -----
SOI/125/US                               01/12/2001                             Scan-Optics, Inc.



                                Exhibit 3.1(i)(D)
 Form of Amended and Restated Trademark Collateral Security and Pledge Agreement



               AMENDED AND RESTATED TRADEMARK COLLATERAL SECURITY
               --------------------------------------------------
                              AND PLEDGE AGREEMENT
                              --------------------



         AMENDED AND RESTATED TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT dated as of March __, 2004, between SCAN-OPTICS, INC., a Delaware corporation having its principal place of business at 169 Progress Drive, Manchester, Connecticut 06040 (the "Assignor"), PATRIARCH PARTNERS AGENCY SERVICES, LLC (the "Agent"), for itself and for the benefit of the Lenders (as defined in the Amended and Restated Credit Agreement (defined below)), and the Lenders. Capitalized terms which are used herein without definition and which are defined in the Third Amended and Restated Credit Agreement, dated as of the date hereof, among SCAN-OPTICS, INC., as borrower, the Guarantors party thereto, the Lenders party thereto and the Agent (as amended, restated, modified or supplemented from time to time, the "Amended and Restated Credit Agreement") shall have the same meanings herein as in the Amended and Restated Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, Ark CLO 2000-1, Limited ("Ark") has extended certain loans to the Borrower pursuant to the Prior Credit Agreement;



                  WHEREAS, the Assignor has (i) granted a security interest in, and made a collateral assignment of, the Assignor's interest in certain trademarks, service marks and other rights in favor of Ark pursuant to the terms of that certain Trademark Collateral Security and Pledge Agreement, dated as of April 7, 1993, between Ark (as assignee of Fleet National Bank, formerly known as BankBoston, N.A., as successor/assignee of Bank of Boston Connecticut) and the Assignor (as amended, supplemented, reaffirmed or otherwise modified from time to time, the "Prior Trademark Security Agreement");

                  WHEREAS, the parties wish to amend and restate the obligations of the Assignor and the other parties under the Prior Credit Agreement and the Prior Trademark Security Agreement by entering into this Trademark Agreement, the Amended and Restated Credit Agreement, and the other Credit Documents;

                  WHEREAS, in consideration of the Agent and the Lenders entering into the Amended and Restated Credit Agreement and the making of other financial accommodations to the Borrower and the other Credit Parties under the Amended and Restated Credit Agreement and the other Credit Documents, the Assignor hereby reaffirms and continues its grant of security interest in, and pledge and mortgage of, the Pledged Trademarks, and hereby grants a security interest in, and pledges and mortgages, the Pledged Trademarks, to the Agent, for itself and for the benefit of the Lenders, on the terms set forth herein;

         WHEREAS, it is a condition precedent to the Agent and the Lenders making of any loans or otherwise extending credit to or making other financial accommodations to the Assignor under the Amended and Restated Credit Agreement and the other Credit Documents that the Assignor execute and deliver to the Agent and the Lenders a trademark agreement in substantially the form hereof;

         WHEREAS, the Assignor has executed and delivered to the Agent and the Lenders an Amended and Restated Security Agreement, dated as of the date hereof (the "Assignor Security Agreement"), pursuant to which the Assignor has granted and continued to grant to the Agent and the Lenders a security interest in substantially all of the Assignor's personal property and fixture assets, including without limitation the trademarks, service marks, trademark and service mark registrations, and trademark and service mark registration applications listed on Schedule A attached hereto, all to secure the payment and performance of the Obligations; and

         WHEREAS, this Trademark Agreement is supplemental to the provisions contained in the Assignor Security Agreement;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Prior Trademark Security Agreement as follows:

         Section 1. Definitions. The following terms shall have the meanings set forth in this ss.1 or elsewhere in this Trademark Agreement referred to below:

         Assignment of Marks. Seess.2(a).

         Associated Goodwill. All goodwill of the Assignor and its business, products and services appurtenant to, associated with or symbolized by the Trademarks and the use thereof.

         Pledged Trademarks. All of the Assignor's right, title and interest in and to all of the Trademarks, the Trademark Registrations, the Trademark License Rights, the Trademark Rights, the Associated Goodwill, the Related Assets, and all accessions to, substitutions for, replacements of, and all products and proceeds of any and all of the foregoing.

         PTO. The United States Patent and Trademark Office.

         Related Assets. All assets, rights and interests of the Assignor that uniquely reflect or embody the Associated Goodwill, including the following:

         (a) all patents, inventions, copyrights, trade secrets, confidential information, formulae, methods or processes, compounds, recipes, know-how, methods and operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision and sale of goods or services under or in association with any of the Trademarks; and

         (b) the following documents and things in the possession or under the control of the Assignor, or subject to its demand for possession or control, related to the production, delivery, provision and sale by the Assignor, or any affiliate, franchisee, licensee or contractor, of products or services sold by or under the authority of the Assignor in connection with the Trademarks or Trademark Rights, whether prior to, on or subsequent to the date hereof:

         (i) all lists, contracts, ancillary documents and other information that identify, describe or provide information with respect to any customers, dealers or distributors of the Assignor, its affiliates or franchisees or licensees or contractors, for products or services sold under or in connection with the Trademarks or Trademark Rights, including all lists and documents containing information regarding each customer's, dealer's or distributor's name and address, credit, payment, discount, delivery and other sale terms, and history, pattern and total of purchases by brand, product, style, size and quantity;

         (ii) all agreements (including franchise agreements), product and service specification documents and operating, production and quality control manuals relating to or used in the design, manufacture, production, delivery, provision and sale of products or services under or in connection with the Trademarks or Trademark Rights;

         (iii) all documents and agreements relating to the identity and locations of all sources of supply, all terms of purchase and delivery, for all materials, components, raw materials and other supplies and services used in the manufacture, production, provision, delivery and sale of products or services under or in connection with the Trademarks or Trademark Rights; and

         (iv) all agreements and documents constituting or concerning the present or future, current or proposed advertising and promotion by the Assignor (or any of its affiliates, franchisees, licensees or contractors) of products or services sold under or in connection with the Trademarks or Trademark Rights.

         Trademark Agreement. This Amended and Restated Trademark Collateral Security and Pledge Agreement, as amended and in effect from time to time.

         Trademark License Rights. Any and all past, present or future rights and interests of the Assignor pursuant to any and all past, present and future franchising or licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Trademarks, Trademark Registrations or Trademark Rights owned or used by third parties in the past, present or future, including the right (but not the obligation) in the name of the Assignor or the Agent to enforce, and sue and recover for, any breach or violation of any such agreement to which the Assignor is a party.

         Trademark Registrations. All past, present or future federal, state, local and foreign registrations of the Trademarks, all past, present and future applications for any such registrations (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of the Assignor or the Agent, and to take any and all actions necessary or appropriate to maintain such registrations in effect and renew and extend such registrations.

         Trademark Rights. Any and all past, present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Assignor or the Agent for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury; and the Trademark License Rights.

         Trademarks. All of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and other source and product or service identifiers, used or associated with or appurtenant to the products, services and businesses of the Assignor, that (a) are set forth on Schedule A hereto, or (b) have been adopted, acquired, owned, held or used by the Assignor or are now owned, held or used by the Assignor, in the Assignor's business, or with the Assignor's products and services, or in which the Assignor has any right, title or interest, or (c) are in the future adopted, acquired, owned, held and used by the Assignor in the Assignor's business or with the Assignor's products and services, or in which the Assignor in the future acquires any right, title or interest.

         Use. With respect to any Trademark, all uses of such Trademark by, for or in connection with the Assignor or its business or for the direct or indirect benefit of the Assignor or its business, including all such uses by the Assignor itself, by any of the affiliates of the Assignor, or by any franchisee, licensee or contractor of the Assignor.

         Section 2.        Grant of Security Interest.

         (a) As collateral security for the payment and performance in full of all of the Obligations, the Assignor hereby unconditionally grants to the Agent, for itself and for the benefit of the Lenders, a continuing security interest in and first priority lien on the Pledged Trademarks, and pledges and mortgages (but does not transfer title to) the Pledged Trademarks to the Agent, for itself and for the benefit of the Lenders. In addition, the Assignor has executed in blank and delivered to the Agent (for itself and for the benefit of the Lenders) an assignment of federally registered trademarks in substantially the form of
Exhibit 1 hereto (the "Assignment of Marks"). The Assignor hereby authorizes the Agent (for itself and for the benefit of the Lenders) to complete as assignee and record with the PTO the Assignment of Marks upon the occurrence and during the continuance of an Event of Default and the proper exercise of the Agent's and Lenders' remedies under this Trademark Agreement and the Assignor Security Agreement.

         (b) In addition to, and not by way of limitation of, the grant, pledge and mortgage of the Pledged Trademarks provided in ss.2(a), the Assignor grants, assigns, transfers, conveys and sets over to the Agent (for itself and for the benefit of the Lenders) the Assignor's entire right, title and interest in and to the Pledged Trademarks; provided that such grant, assignment, transfer and conveyance shall be and become of force and effect only (i) upon or after the occurrence and during the continuance of an Event of Default and (ii) either (A) upon the written demand of the Agent at any time during such continuance or (B) immediately and automatically (without notice or action of any kind by the Agent) upon an Event of Default for which acceleration of the Loans is automatic under the Amended and Restated Credit Agreement or upon the sale or other disposition of or foreclosure upon the Collateral pursuant to the Assignor Security Agreement and applicable law (including the transfer or other disposition of the Collateral by the Assignor to the Agent or its nominee in lieu of foreclosure).

         (c) Pursuant to the Assignor Security Agreement the Assignor has granted to the Agent (for itself and for the benefit of the Lenders) a continuing security interest in and lien on the Collateral (including the Pledged Trademarks). The Assignor Security Agreement, and all rights and interests of the Agent and the Lenders in and to the Collateral (including the Pledged Trademarks) thereunder, are hereby ratified and confirmed in all respects. In no event shall this Trademark Agreement, the grant, assignment, transfer and conveyance of the Pledged Trademarks hereunder, or the recordation of this Trademark Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Assignor Security Agreement, the security interest of the Agent and/or the Lenders in the Collateral (including the Pledged Trademarks) pursuant to the Assignor Security Agreement and this Trademark Agreement, the attachment and perfection of such security interest under the Uniform Commercial Code (including the security interest in the Pledged Marks), or any present or future rights and interests of the Agent and/or the Lenders in and to the Collateral under or in connection with the Assignor Security Agreement, this Trademark Agreement or the Uniform Commercial Code. Any and all rights and interests of the Agent and/or the Lenders in and to the Pledged Trademarks (and any and all obligations of the Assignor with respect to the Pledged Trademarks) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Agent and the Lenders (and the obligations of the Assignor) in, to or with respect to the Collateral (including the Pledged Trademarks) provided in or arising under or in connection with the Assignor Security Agreement and shall not be in derogation thereof.

         Section 3. Representations. Warranties and Covenants. The Assignor represents, warrants and covenants that: (a) Schedule A sets forth a true and complete list of all Trademarks and Trademark Registrations now owned, licensed, controlled or used by the Assignor; (b) the Trademarks and Trademark Registrations are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the Trademarks or Trademark Registrations; (c) to the best of the Assignor's knowledge, each of the Trademarks and Trademark Registrations is valid and enforceable; (d) to the best of the Assignor's knowledge, there is no infringement by others of the Trademarks, Trademark Registrations or Trademark Rights; (e) no claim has been made that the use of any of the Trademarks does or may violate the rights of any third person, and to the best of the Assignor's knowledge, there is no infringement by the Assignor of the trademark rights of others; (f) the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks (other than ownership and other rights reserved by third party owners with respect to, Trademarks that the Assignor is licensed to use), free and clear of any liens, charges, encumbrances and adverse claims, including pledges, assignments, licenses, registered user agreements and covenants by the Assignor not to sue third persons, other than the security interest and assignment created by the Assignor Security Agreement and this Trademark Agreement; (g) the Assignor has the unqualified right to enter into this Trademark Agreement and to perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents, consultants, licensors and licensees that will enable them to comply with the covenants herein contained; (h) the Assignor has used, and will continue to use, proper statutory and other appropriate proprietary notices in connection with its use of the Trademarks; (i) the Assignor has used, and will continue to use for the duration of this Trademark Agreement, consistent standards of quality in its manufacture and provision of products and services sold or provided under the Trademarks; (j) this Trademark Agreement, together with the Assignor Security Agreement, will create in favor of the Agent and the Lenders a valid and perfected first priority security interest in the Pledged Trademarks upon making the filings referred to in clause
(k) of this ss.3; and (k) except for the filing of financing statements with the Delaware Secretary of State under the Uniform Commercial Code and the recording of this Trademark Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (i) for the grant by the Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Trademark Agreement by the Assignor, or (ii) for the perfection of or the exercise by the Agent and/or the Lenders of any of their rights and remedies hereunder.

         Section 4. Inspection Rights. The Assignor hereby grants to the Agent, the Lenders and their employees and agents the right to visit the Assignor's plants and facilities that manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours.

         Section 5. No Transfer or Inconsistent Agreements. Without the prior written consent of the Agent and the Required Lenders, the Assignor will not (a) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Pledged Trademarks, or (b) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignor's obligations under this Trademark Agreement or the Assignor Security Agreement.

         Section 6.        After-acquired Trademarks, Etc.

         (a) If, before the Obligations shall have been finally paid and satisfied in full, the Assignor shall obtain any right, title or interest in or to any other or new Trademarks, Trademark Registrations or Trademark Rights, the provisions of this Trademark Agreement shall automatically apply thereto and the Assignor shall promptly provide to the Agent notice thereof in writing and execute and deliver to the Agent (for itself and for the benefit of the Lenders) such documents or instruments as the Agent may reasonably request further to implement, preserve or evidence the Agent's and Lenders' interest therein.

         (b) The Assignor authorizes the Agent to modify this Trademark Agreement and the Assignment of Marks, without the necessity of the Assignor's further approval or signature, by amending Exhibit A hereto and the Annex to the Assignment of Marks to include any future or other Trademarks, Trademark Registrations or Trademark Rights under ss.2 or ss.6.

         Section 7.        Trademark Prosecution.

         (a) The Assignor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Pledged Trademarks, and shall hold the Agent and the Lenders harmless from any and all costs, damages, liabilities and expenses that may be incurred by the Agent and/or the Lenders in connection with the Agent's and/or the Lenders' interest in the Pledged Trademarks or any other action or failure to act in connection with this Trademark Agreement or the transactions contemplated hereby. In respect of such responsibility, the Assignor shall retain trademark counsel acceptable to the Agent.

         (b) The Assignor shall have the right and the duty, through trademark counsel acceptable to the Agent, to prosecute diligently any trademark registration applications of the Trademarks pending as of the date of this Trademark Agreement or thereafter, to preserve and maintain all rights in the Trademarks and Trademark Registrations, including the filing of appropriate renewal applications and other instruments to maintain in effect the Trademark Registrations and the payment when due of all registration renewal fees and other fees, taxes and other expenses that shall be incurred or that shall accrue with respect to any of the Trademarks or Trademark Registrations. Any expenses incurred in connection with such applications and actions shall be borne by the Assignor. The Assignor shall not abandon any filed trademark registration application, or any Trademark Registration or Trademark, without the consent of the Agent, which consent shall not be unreasonably withheld.

         (c) The Assignor shall have the right and the duty to bring suit or other action in the Assignor's own name to maintain and enforce the Trademarks, the Trademark Registrations and the Trademark Rights. The Assignor may require the Agent and/or the Lenders to join in such suit or action as necessary to ensure the Assignor's ability to bring and maintain any such suit or action in any proper forum if (but only if) the Agent and/or the Lenders are completely satisfied that such joinder will not subject the Agent and/or any Lender to any risk of liability. The Assignor shall promptly, upon demand, reimburse and indemnify the Agent and each Lender for all damages, costs and expenses, including legal fees, incurred by such Persons pursuant to this ss.7 (c).

         (d) In general, the Assignor shall take any and all such actions (including institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Pledged Trademarks. The Assignor shall not take or fail to take any action, nor permit any action to be taken or not taken by others under its control, that would adversely affect the validity, grant or enforcement of the Pledged Trademarks.

         (e) Promptly upon obtaining knowledge thereof, the Assignor will notify the Agent in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Trademarks or Trademark Registrations or the Assignor's rights, title or interests in and to the Pledged Trademarks, and of any event that does or reasonably could materially adversely affect the value of any of the Pledged Trademarks, the ability of the Assignor, the Agent and/or the Lenders to dispose of any of the Pledged Trademarks or the rights and remedies of the Agent and/or the Lenders in relation thereto (including but not limited to the levy of any legal process against any of the Pledged Trademarks).

         Section 8. Remedies. Upon the occurrence and during the continuance of an Event of Default, the Agent and the Lenders shall have, in addition to all other rights and remedies given it by this Trademark Agreement (including, without limitation, those set forth in ss.2(b)), the Amended and Restated Credit Agreement, the Assignor Security Agreement and the other Credit Documents, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York and, without limiting the generality of the foregoing, the Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Pledged Trademarks, or any interest that the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Pledged Trademarks all expenses incurred by the Agent and/or any Lender in attempting to enforce this Trademark Agreement (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in or by reference in the Assignor Security Agreement. Notice of any sale, license or other disposition of the Pledged Trademarks shall be given to the Assignor at least five (5) days before the time that any intended public sale or other public disposition of the Pledged Trademarks is to be made or after which any private sale or other private disposition of the Pledged Trademarks may be made, which the Assignor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Agent and/or any Lender may, to the extent permitted under applicable law, purchase or license the whole or any part of the Pledged Trademarks or interests therein sold, licensed or otherwise disposed of.

         Section 9. Collateral Protection. If the Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Assignor shall be breached, the Agent, in its own name or that of the Assignor (in the sole discretion of the Agent), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignor agrees promptly to reimburse the Agent for any cost or expense incurred by the Agent in so doing.

         Section 10. Power of Attorney. If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Agent (and any officer or agent of the Agent as the Agent may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with full power of substitution and with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Agent and/or the Lenders to use the Pledged Trademarks, or to grant or issue any exclusive or nonexclusive license of any of the Pledged Trademarks to any third person, or to take any and all actions necessary for the Agent and/or any Lender to assign, pledge, convey or otherwise transfer title in or dispose of any of the Pledged Trademarks or any interest of the Assignor therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts that the Assignor is obligated to execute and do hereunder. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and releases the Agent and each Lender from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Agent and/or any Lender under this power of attorney (except for the gross negligence or willful misconduct of the Agent and/or any Lender, as applicable). This power of attorney is coupled with an interest and shall be irrevocable for the duration of this Trademark Agreement.

         Section 11. Further Assurances. The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Agent may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Trademark Agreement, or to assure and confirm to the Agent and the Lenders the grant, perfection and priority of the Agent's and Lenders' security interest in the Pledged Trademarks.

         Section 12. Termination. At such time as all of the Obligations have been finally paid and satisfied in full, this Trademark Agreement shall terminate and the Agent shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignor the entire right, title and interest to the Pledged Trademarks previously granted, assigned, transferred and conveyed to the Agent and the Lenders by the Assignor pursuant to this Trademark Agreement, as fully as if this Trademark Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Agent and/or any Lender pursuant hereto or the Assignor Security Agreement.

         Section 13. Course of Dealing. No course of dealing among the Assignor and the Agent or the Lenders, nor any failure to exercise, nor any delay in exercising, on the part of the Agent or the Lenders, any right, power or privilege hereunder or under the Assignor Security Agreement or any other agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         Section 14. Expenses. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred by the Agent and/or any Lender in connection with the preparation of this Trademark Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance or renewal fees, encumbrances, or otherwise protecting, maintaining or preserving the Pledged Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Pledged Trademarks, shall be borne and paid by the Assignor.

         Section 15. Overdue Amounts. Until paid, all amounts due and payable by the Assignor hereunder shall be a debt secured by the Pledged Trademarks and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Amended and Restated Credit Agreement.

         Section 16. No Assumption of Liability; Indemnification. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER THE AGENT NOR ANY LENDER ASSUMES ANY LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PLEDGED TRADEMARKS OR ANY USE, LICENSE OR SUBLICENSE THEREOF, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY THE RESPONSIBILITY OF THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE AGENT AND THE LENDERS FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE AGENT AND THE LENDERS WITH RESPECT TO SUCH LIABILITIES.

         Section 17. Notices. All notices and other communications made or required to be given pursuant to this Trademark Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopy or telex and confirmed by delivery via courier or postal service, addressed as follows:

         (a) if to the Assignor, at 169 Progress Drive, Manchester, Connecticut 06040, Attention: President, Fax: 860-695-7995 or at such other address for notice as the Assignor shall last have furnished in writing to the person giving the notice; and

         (b) if to the Agent and/or the Lenders, c/o Patriarch Partners Agency Services, LLC, 112 South Tryon Street, Suite 700, Charlotte, North Carolina 28284, Attention: Greg Murphy, Fax: (704) 227-7139, or at such other address for notice as the Agent and/or any Lender shall last have furnished in writing to the person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (ii) if sent by registered or certified first-class mail, postage prepaid, two (2) Business Days after the posting thereof, and (iii) if sent by telegraph, telecopy, or telex, at the time of the dispatch thereof, if in normal business hours in the country of receipt, or otherwise at the opening of business on the following Business Day.

         Section 18. Amendment and Waiver. This Trademark Agreement is subject to modification only by a writing signed by the Agent, the Required Lenders and the Assignor, except as provided in ss.6 (b). Neither the Agent nor any Lender shall be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by such Person. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

         Section 19. Governing Law; Consent to Jurisdiction. THIS TRADEMARK AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Assignor agrees that any suit for the enforcement of this Trademark Agreement may be brought in the courts of the City and State of New York or any federal court sitting in the City and State of New York and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified in ss.17. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         Section 20. Waiver of Jury Trial. THE ASSIGNOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS TRADEMARK AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignor (a) certifies that neither the Agent nor any Lender nor any representative, agent or attorney of the Agent or any Lender, has represented, expressly or otherwise, that the Agent or any Lender would not, in the event of litigation, seek to enforce the foregoing waivers, and (b) acknowledges that, in entering into the Amended and Restated Credit Agreement and the other Credit Documents to which the Agent and/or the Lenders are a party, the Agent and the Lenders are relying upon, among other things, the waivers and certifications contained in this ss.20.

         Section 21. Prejudgment Remedy Waiver. THE ASSIGNOR ACKNOWLEDGES THAT THE FINANCING EVIDENCED HEREBY IS A COMMERCIAL TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES. THE ASSIGNOR HEREBY WAIVES ITS RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE AGENT AND/OR THE LENDERS MAY EMPLOY TO ENFORCE THEIR RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE ASSIGNOR ACKNOWLEDGES THAT THE AGENT'S AND/OR ANY LENDER'S ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. ss.52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE ASSIGNOR ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND EACH OF THE AGENT AND THE LENDERS ACKNOWLEDGES THE ASSIGNOR'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

         Section 22. Miscellaneous. The headings of each section of this Trademark Agreement are for convenience only and shall not define or limit the provisions thereof. This Trademark Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its respective successors and assigns, and shall inure to the benefit of the Agent and the Lenders and their successors and assigns. In the event of any irreconcilable conflict between the provisions of this Trademark Agreement and the Amended and Restated Credit Agreement, or between this Trademark Agreement and the Assignor Security Agreement, the provisions of the Amended and Restated Credit Agreement or the Assignor Security Agreement, as the case may be, shall control. If any term of this Trademark Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Trademark Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Trademark Agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Trademark Agreement has been executed as of the day and year first above written.

                                       SCAN-OPTICS, INC.



                                       By:____________________
                                          Name:
                                          Title:

                                       PATRIARCH PARTNERS AGENCY
                                       SERVICES, LLC, as Agent



                                       By:____________________
                                          Name:
                                          Title:



                                       ARK CLO 2000-1, LIMITED, as a Lender

                                                By: Patriarch Partners, LLC,
                                                its Collateral Manager



                                       By:____________________
                                          Name:
                                          Title:


                                       ZOHAR CDO 2003-1, LIMITED, as a Lender

                                       By:      Patriarch Partners VIII, LLC,
                                                its Collateral Manager



                                       By:____________________
                                          Name:
                                          Title:

                          CERTIFICATE OF ACKNOWLEDGMENT





STATE OF ______________)
                                    )  ss.
COUNTY OF ____________)



         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ____ day of __________________, personally appeared __________________ to me known personally, and who, being by me duly sworn, deposes and says that he/she is the ____________________ of Scan-Optics, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said corporation acknowledged said instrument to be the free act and deed of said corporation.



                                            -------------------------------
                                            Notary Public
                                            My commission expires:


                                                                    Schedule A


                     Trademarks and Trademark Registrations



              Trademark                             Registrations - -
                 or                     United States Patent and Trademark Office
            Service Mark           Registration No.                   Registration Date
            ------------           ----------------                   -----------------
    SO                             946,297                            10/31/1972
    SCAN-OPTICS                    949,308                            12/26/1972
    VISTAFORM                      2360545                            06/20/2000
    VISTACAPTURE                   2385948                            06/20/2000
    VISTASTAT                      2385947                            06/20/2000


              Trademark                        Pending Applications - -
                 or                    United States Patent and Trademark Office
            Service Mark           Serial No.                         Filing Date
            ------------           ---------                          -----------

                                   None






                                   Schedule A
                                   ----------
                                    Continued
                                    ---------

                 Foreign Trademarks and Trademark Registrations
                 ----------------------------------------------



                                        Trademark                                       Registrations - -
Country/                                   Or
Reference                             Service Mark             Registration No.                   Registration Date
-----------                           ------------             ----------------                   -----------------
CANADA
SOI/T01/9/CA                         SO & Design                        191,952                            06/22/73

SOI/T02/9/CA                         SCAN-OPTICS                        193,821                            09/07/73


JAPAN
SOI/T01/9/JP                         SO & Design                      1,225,188                            10/07/76


ITALY
SOI/T01A/9/IT                        SO & Design                       09/12/91                         T091C001933

SOI/T02A/9/IT                        SCAN-OPTICS                       09/12/91                         T091C001939




                                                                     Exhibit 1

               ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS (U. S.)

         WHEREAS, SCAN-OPTICS, INC., a corporation organized and existing under the laws of the State of Delaware, having a place of business at 169 Progress Drive, Manchester, Connecticut 06040 (the "Assignor"), has adopted and used and is using the trademarks and service marks (the "Marks") identified on the Annex hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office identified on such Annex; and

         WHEREAS,_________________________________________________, a
____________organized and existing under the laws of the State of _____________, having a place of business at _____________________________ (the "Assignee"), is desirous of acquiring the Marks and the registrations thereof and registration applications therefore;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign, sell and transfer unto the Assignee all right, title and interest in and to the Marks, together with
(a) the registrations of and registration applications for the Marks, (b) the goodwill of the business symbolized by and associated with the Marks and the registrations thereof, and (c) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Marks or the registrations thereof or such associated goodwill.

         This Assignment of Trademarks and Service Marks (U.S.) is intended to and shall take effect as a sealed instrument at such time as the Assignee shall complete this instrument by inserting its name in the second paragraph above and signing its acceptance of this Assignment of Trademarks and Service Marks (U.S.) below.

         IN WITNESS WHEREOF, the Assignor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this _____ day of March, 2004.

                                                     SCAN-OPTICS, INC.



                                                     By:_________________
                                                       Name:
                                                       Title:

         The foregoing assignment of the Marks and the registrations thereof and registration applications thereof or by the Assignor to the Assignee is hereby accepted as of the _______ day of ________ __, 20__.





                                                     [Assignee]


                                             By: _____________________

                                                     Title:



STATE OF ______________)
                                    )  ss.
COUNTY OF ____________)



         On this the _____ day of ________________, before me appeared ________________, the person who signed this instrument, who acknowledged that he/she is the __________________ of Scan-Optics, Inc. and that being duly authorized he/she signed such instrument as a free act on behalf of Scan-Optics, Inc.





                                                     -----------------------
                                                     Notary Public

                                [Seal]
                                                     My commission expires:


                                                                Annex




                   Trademark                                    Registrations - -
                       or                           United States Patent and Trademark Office
                  Service Mark              Registration No.                Registration Date
                  ------------              ----------------                ----------------

                  SO & Design               946,297                         10/31/72

                  SCAN-OPTICS               949,308                         12/26/72

                   VISTAFORM                2360545                         06/20/2000

                  VISTACAPTURE              2385948                         09/12/2000

                   VISTASTAT                2385947                         09/12/2000


                   Trademark                                 Pending Applications - -
                       Or                           United States Patent and Trademark Office
                  Service Mark              Serial No.                      Filing Date
                  ------------              ---------                       -----------
      None





                                                              Annex - Continued

                  Foreign Trademarks and Trademark Registration

                   Trademark                              Registrations - -
Country/               or
Reference         Service Mark         Registration No.             Registration Date
                  ------------         ----------------                ----------------

CANADA
SOI/T01/9/CA        SO & Design              191,952                      06/22/1973

SOI/T02/9/CA        SCAN-OPTICS              193,821                      09/07/1973


JAPAN
SOI/T01/9/JP        SO & Design              1,225,188                    10/07/1976


ITALY
SOI/T01A/9/IT       SO & Design              T091C001933                  09/12/1991

SOI/T02A/9/IT       SCAN-OPTICS              T091C001939                  09/12/1991


                                 Exhibit 3.1(j)
               Form of Amended and Restated Stock Pledge Agreement

                   AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

         THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is made as of March 30, 2004, among SCAN-OPTICS, INC., a Delaware corporation (the "Pledgor"), PATRIARCH PARTNERS AGENCY SERVICES, LLC (the "Agent"), for itself and for the benefit of the Lenders (as defined in the Amended and Restated Credit Agreement (defined below)), and the Lenders. Capitalized terms which are used herein without definition and which are defined in the Third Amended and Restated Credit Agreement, dated as of the date hereof, among the Pledgor, as borrower, the Guarantors party thereto, the Lenders party thereto and the Agent (as amended, restated, modified or supplemented from time to time, the "Amended and Restated Credit Agreement") shall have the same meanings herein as in the Amended and Restated Credit Agreement.

                                   WITNESSETH:

         WHEREAS, Ark CLO 2000-1, Limited ("Ark") has extended certain loans to the Borrower pursuant to the Prior Credit Agreement;

         WHEREAS, the Pledgor has granted a security interest in, and made a pledge of, the Pledgor's interest in certain securities in favor of Ark pursuant to the terms of that certain Stock Pledge Agreement, dated as of April 7, 1993, between Ark (as assignee of Fleet National Bank, formerly known as BankBoston, N.A., as successor/assignee of Bank of Boston Connecticut) and the Pledgor (as amended, supplemented, reaffirmed or otherwise modified from time to time, the "Prior Pledge Agreement");

         WHEREAS, the parties wish to amend and restate the obligations of the Pledgor and the other parties under the Prior Credit Agreement and the Prior Pledge Agreement by entering into this Pledge Agreement, the Amended and Restated Credit Agreement and the other Credit Documents;

         WHEREAS, in consideration of the Agent and the Lenders entering into the Amended and Restated Credit Agreement and the making of other financial accommodations to the Borrower and the other Credit Parties under the Amended and Restated Credit Agreement and the other Credit Documents, the Pledgor hereby reaffirms and continues its grant of security interest in, and pledge of, the Pledged Securities, and hereby grants a security interest in, and pledges, the Pledged Securities, to the Agent, for itself and for the benefit of the Lenders, on the terms set forth herein;

         WHEREAS, it is a condition precedent to the Agent and the Lenders making any loans or otherwise extending credit to or making other financial accommodations to the Pledgor under the Amended and Restated Credit Agreement and the other Credit Documents that the Pledgor execute and deliver to the Agent and the Lenders a pledge agreement in substantially the form hereof;

         WHEREAS, the Pledgor has executed and delivered to the Agent and the Lenders an Amended and Restated Security Agreement, dated as of the date hereof (the "Pledgor Security Agreement"), pursuant to which the Pledgor has granted and continues to grant to the Agent and the Lenders a security interest in substantially all of the Pledgor's personal property and fixture assets, including without limitation the securities listed on Exhibit A attached hereto, all to secure the payment and performance of the Obligations (as hereinafter defined); and

         WHEREAS, this Pledge Agreement is supplemental to the provisions contained in the Pledgor Security Agreement;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend and restate the Prior Pledge Agreement as follows:

         Section 1. Pledge. As security for the due and punctual and unconditional payment and performance of the Obligations (as hereinafter defined), Pledgor hereby delivers and pledges to the Agent, for itself and for the benefit of the Lenders, the securities listed on Exhibit A hereto and any other or additional securities and any and all accretions, accessions and rights relating thereto, at the time pledged with the Agent (for itself and for the benefit of the Lenders) hereunder (the "Pledged Securities"), and Pledgor hereby pledges, assigns, transfers and grants to the Agent (for itself and for the benefit of the Lenders) a security interest in and lien on all of the Pledged Securities. The certificates representing the Pledged Securities (whether now existing or hereafter received as a result of stock dividends, stock splits or otherwise) are accompanied by stock powers duly executed in blank by the Pledgor as the registered owner of the Pledged Securities. The Pledgor will not cause or permit certificated securities comprising any of the Pledged Securities to be converted to uncertificated securities. The term "Pledged Securities" as used in this Pledge Agreement shall include, in addition to the aforesaid securities, any other securities or collateral which may from time to time be delivered hereunder as security for the Obligations, together with all the proceeds of any of the foregoing.

         Section 2. Obligations. The Pledged Securities from time to time held hereunder shall secure the following obligations (herein the "Obligations"):

         (a) The prompt and complete payment when due (whether by acceleration or otherwise) of all monies loaned (including interest and charges thereon) to Pledgor under and pursuant to the Amended and Restated Credit Agreement; and

         (b) Any and all other liabilities and obligations of every name and nature whatsoever of Pledgor to the Agent and/or the Lenders under the Amended and Restated Credit Agreement, the other Credit Documents and/or any other agreement or instrument executed and delivered pursuant thereto whether such liabilities and obligations be direct or indirect, absolute or contingent, secured or unsecured, now existing or hereafter arising or acquired, due or to become due.

         Section 3. Representations and Warranties. The Pledgor hereby represents and warrants to the Agent and the Lenders that:

         (a) The Pledgor is the legal, beneficial and record owner and has good title to all of the Pledged Securities free and clear of all claims, mortgages, pledges, liens, hypothecation, security interests and other encumbrances of every nature whatsoever except to or in favor of the Agent and the Lenders hereunder;

         (b) All of the shares of Pledged Securities have been duly and validly issued and are fully paid and non-assessable;

         (c) The Pledged Securities constitute 100% of the issued and outstanding shares of capital stock of the issuers thereof and there are presently outstanding no options, warrants or other rights to purchase or acquire any additional shares of the capital stock of any of such issuers;

         (d) The Pledgor has and has duly exercised full power and authority to enter into this Pledge Agreement and to pledge the Pledged Securities as herein contemplated; and

         (e) Upon the execution and delivery of the Pledged Securities to the Agent and the Lenders hereunder, this Pledge Agreement shall create a valid first lien upon and perfected security interest in the Pledged Securities and the proceeds thereof, subject to no prior security interest, lien charge or encumbrance, or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Securities.

         Section 4. Issue or Sale of Pledged Securities. The Pledgor hereby covenants and agrees that it will not:

         (a) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of the Pledged Securities; or

         (b) permit the issuer of any of the Pledged Securities, directly or indirectly, to issue or sell any additional shares of capital stock or any options, warrants or rights to acquire such shares.

         Section 5. Voting Rights of Pledgor. Provided that there exists no Event of Default (as hereinafter defined) and so long as the Pledgor shall be the record owner of the Pledged Securities, the Pledgor shall be entitled, to the extent permitted by applicable law, to exercise voting power with respect to the Pledged Securities; provided, however, that in no event shall the Pledgor exercise such voting power in any manner contrary to or inconsistent with the terms hereof or with the terms of the Amended and Restated Credit Agreement or any other Credit Document. Upon the occurrence of an Event of Default which is continuing, the Agent and the Lenders shall have those rights specified in
Section 7.

         Section 6. Distribution. Upon the dissolution, winding up, liquidation or reorganization of any corporation or other entity which issued the Pledged Securities, whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or otherwise, any sum to be paid or any property to be distributed upon or with respect to any of the Pledged Securities shall be paid over to the Agent (for itself and for the benefit of the Lenders) to be held by the Agent as collateral security for the Obligations; provided that any cash distribution shall be applied to the payment of Obligations in the order of priorities set forth in Section 3 of the Pledgor Security Agreement. In the event that any stock dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any property shall be distributed upon or with respect to any of the Pledged Securities, the shares or other property so distributed shall be delivered (with any necessary endorsements) to the Agent (for itself and for the benefit of the Lenders), to be held as collateral security for the Obligations.

         Section 7. Default. If any one or more of the following events, (herein referred to as "Events of Default") shall occur:

         (a) Default shall be made in the due performance or observance of any provision of this Pledge Agreement;

         (b) Any of the Obligations shall have become due by demand, acceleration, maturity or otherwise and such Obligations have not been paid in full; or

         (c) An Event of Default (as defined in the Amended and Restated Credit Agreement) shall have occurred under the Amended and Restated Credit Agreement;

thereafter, unless such Event of Default shall have been waived in writing by the Agent and the Required Lenders, the Agent (for itself and for the benefit of the Lenders) shall have full power and authority: (1) to sell or otherwise dispose of the Pledged Securities or any part thereof; (2) to vote the Pledged Securities with respect to any and all matters and to exercise all rights to payments, conversion, exchange, subscription or otherwise with respect to the Pledged Securities; and (3) to exercise any and all rights and remedies of a secured party under the UCC.

         To the extent permitted by any applicable law, any sale or other disposition by the Agent and/or the Lenders may be by public or private proceedings and may be made by one or more contracts, as a unit or in parcels, at such time and place, by such method, in such manner and on such terms as the Agent may determine. Except as required by law, such sale or other disposition may be made without advertisement or notice of any kind or to any person. Where reasonable notification of the time or place of such sale or other disposition is required by law, such requirement shall have been met if such notice is telegraphed, cabled or mailed, postage prepaid, at least ten (10) days before the time of such sale or other disposition to each person entitled thereto at such person's address as specified in Section 15 below. To the extent permitted by any applicable law, the Agent and/or any Lender or any other holder of the Obligations may buy any or all of the Pledged Securities upon any public or private sale thereof. To the extent permitted by any applicable law, upon any such sale or sales the Pledged Securities so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption or any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor to the extent permitted by applicable law. In the event any consent, approval or authorization of any governmental agency shall be necessary to effectuate any such sale or sales, the Pledgor shall execute, and hereby agree to cause the issuer of any Pledged Securities to execute, as necessary, all applications or other instruments as may be required; provided that the foregoing shall not obligate the Pledgor to register the Pledged Securities under the Securities Act of 1933. After deducting all reasonable costs and expenses of collection, custody, sale or other disposition or delivery (including legal costs and reasonable attorney's fees) and all other charges due against the Pledged Securities (including any charges of the type described in Section 9 below), the residue of the proceeds of any such sale or other disposition shall be applied to the payment of the Obligations in the order of priorities as set forth in Section 3 of the Pledgor Security Agreement. The Pledgor shall be liable for any deficiency in payment of the Obligations, including all costs and expenses of collection, custody, sale or other disposition or delivery and all other charges due against the Pledged Securities, as hereinbefore enumerated.

         The Pledgor recognizes that the Lender may be unable to effect a public sale of all or a part of the Pledged Securities by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at a price and on other terms less favorable to the seller than if such Pledged Securities were sold at public sales, and that neither the Agent nor any Lender has any obligation to delay the sale of any such Pledged Securities for the period of time necessary to permit such Pledged Securities to be registered for public sale under the Securities Act of 1933. The Pledgor agrees that sales made under the foregoing circumstances shall not be deemed to have been made in a commercially unreasonable manner by virtue of any sale made on terms less favorable to the seller resulting from the private nature of the sale.

         Section 8. Transfer of Pledged Stock and Notation on Books and Records. The Pledgor hereby irrevocably appoints the Agent (for itself and for the benefit of the Lenders) as agent to arrange for any and all transfers of the Pledged Securities as the Agent (for itself and for the benefit of the Lenders) may from time to time deem advisable and to assist the Agent in obtaining the benefit of its security interest therein, including, but not limited to, the transfer of the Pledged Securities into the name of the Agent or its nominee at any time and/or the provision of instructions to the issuers of uncertificated securities or financial intermediaries to initiate actions to enforce any of the Agent's and/or Lenders' rights to the Pledged Securities, the foregoing appointment being deemed a power coupled with an interest and irrevocable. The right to vote the Pledged Securities is governed by Section 5 of this Pledge Agreement. The Pledgor shall mark its books and records to indicate the pledge of the Pledged Securities by the Pledgor to the Agent (for itself and for the benefit of the Lenders).

         Section 9. Payment of Taxes, Charges, Etc. The Agent, at its option, may discharge any taxes, charges, assessments, security interests, liens or other encumbrances upon the Pledged Securities or otherwise protect the value thereof. All such expenditures incurred by the Agent shall become payable by the Pledgor to the Agent upon demand and shall bear interest at the rate applicable to the Revolving Loans.

         Section 10. Duties with Respect to Collateral. Neither the Agent nor any Lender shall have any duty to the Pledgor with respect to the Pledged Securities other than the duty to use reasonable care in the safe custody of any Pledged Securities in its possession. Without limiting the generality of the foregoing, the Agent (for itself and for the benefit of the Lenders), although it may do so at its option, shall be under no obligation to the Pledgor to take any steps necessary to preserve rights in the Pledged Securities against other parties.

         Section 11. Waivers. The Pledgor hereby waives demand, payment, notice of dishonor or protest and all other notices of any kind in connection with the Obligations except notices required by law or by this or any other agreement between or among the Pledgor, the Agent and/or the Lenders. The Agent may release, supersede, exchange or modify any other collateral security which it may from time to time hold and may release, surrender or modify the liability of any third party without giving notice hereunder to the Pledgor. Such modifications, charges, renewals, releases or other actions shall in no way affect the Pledgor's obligations hereunder.

         Section 12. Expenses. The Pledgor agrees to pay, indemnify and hold harmless the Agent and each Lender and the nominees of such Persons from and against (i) after the occurrence of a Default, all costs and expenses (including taxes, if any) out of or incurred in connection with any transfer of Pledged Securities into or out of the name of the Agent's and/or any Lender's nominees and (ii) all costs and expenses of the Agent and each Lender arising out of or incurred in connection with the exercise by the Agent and/or any Lender of its rights hereunder; provided, however, Pledgor shall not be responsible for expenses arising out of or incurred as a result of willful misconduct by the Agent and/or any Lender.

         Section 13. Statement as to Default. The Pledgor and the Agent agree that any written statement by an officer of the Agent asserting the occurrence of an Event of Default as the authorization for the exercise by the Agent (for itself and for the benefit of the Lenders) of its rights hereunder shall be presumed to be true, and that any purchaser of the Pledged Securities at a foreclosure sale shall have the right to rely on such a statement.

         Section 14, Modification. This Pledge Agreement may not be modified or amended without the prior written consent of the parties hereto.

         Section 15. Notices. Except as otherwise expressly provided herein, all notices and other communications made or required to be given pursuant to this Pledge Agreement shall be made in accordance with the provisions of Section 11.2 of the Amended and Restated Credit Agreement.

         Section 16. Rights. No course of dealing between the Pledgor, the Agent and/or the Lenders nor any delay in exercising, on the part of the Agent and/or any Lender of any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any rights, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the UCC.

         Section 17. Waiver of Subrogation. Pledgor hereby waives and releases any right of subrogation it may have against the Credit Parties or the Pledged Securities by reason of any of the actions taken by the Agent and/or any Lender hereunder, until all Obligations have been paid in full.

         Section 18. Binding Effect, Etc. This Pledge Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any other holder or holders of any Obligations and may be executed in two or more counterparts, each of which shall together constitute one and the same agreement.

         Section 19. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

         Section 20. Further Assurances. The Pledgor at his sole cost and expense will execute, acknowledge and deliver all such instruments and take all such action as the Agent and/or the Required Lenders from time to time may reasonably request in order to further effectuate the purposes of this Pledge Agreement and to carry out the terms hereof, including without limitation, the execution of stock transfer orders, stock powers, notifications to obligors on the Pledged Securities, the providing of notification in connection with the book entry security or general intangibles and the providing of instructions to issuers of uncertificated securities or financial intermediaries, and will do all such other acts as the Agent and/or the Required Lenders may reasonably request with respect to the perfection and protection of the security interest granted herein and the security interest effected hereby.

         Section 21. Provisions to Survive. All representations, warranties, covenants and agreements contained in this Pledge Agreement shall survive the execution and delivery of the Amended and Restated Credit Agreement and shall continue until payment in full of all Obligations.

         Section 22. Captions. Captions and headings in this Pledge Agreement are for convenience only and in no way define, limit or describe the scope or intent of the provisions hereof.

         Section 23. Termination. Upon payment in full of the Obligations in accordance with their terms, this Pledge Agreement shall terminate and the Agent (on behalf of itself and the Lenders) shall return to the Pledgor, at the expense of the Pledgor, such Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Agent hereunder, and shall deliver to the Pledgor documents in recordable form sufficient to discharge the liens and security interests granted hereunder.

         Section 24. Conflict. In the event that there is a conflict between any provision of this Pledge Agreement and the Amended and Restated Credit Agreement, then the provisions of the Amended and Restated Credit Agreement shall control.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date first above written.

                             SCAN-OPTICS, INC.


                             By:  ________________________________
                                  Name:
                                  Title:

                             PATRIARCH PARTNERS AGENCY SERVICES, LLC, as Agent



                             By:  ________________________________
                                  Name:
                                  Title:

                             ARK CLO 2000-1, LIMITED, as a Lender

                                     By: Patriarch Partners, LLC,
                                      its Collateral Manager


                             By:  ________________________________
                                  Name:
                                  Title:

                             ZOHAR CDO 2003-1, LIMITED, as a Lender

                             By:      Patriarch Partners VIII, LLC,
                                      its Collateral Manager


                             By:  ________________________________
                                  Name:
                                  Title:



                                                                      EXHIBIT A
                           List of Pledged Securities
                           ---------------------------

         None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Exhibit A.

                                         Class of   Number of Authorized  Number of Issued      Number of             Par or
Issuer                      Record Owner   Shares           Shares              Shares       Outstanding Shares  Liquidation Value
-------------------------- ------------- ---------- --------------------- ----------------- ------------------- -------------------
Scan-Optics, Limited1         Company       Common        1,000,000             865,202           865,202              None
Scan-Optics (Canada), Ltd.    Company       Shares   Unlimited number of           1                 1                 None
                                                           shares



--------
1   Certificate in the name:  S.O. Systems Limited


                                Exhibit 3.1(o)(A)
                         Form of Plan of Reorganization



                                SCAN-OPTICS, INC.


               PLAN OF REORGANIZATION UNDER I.R.C. ss.368(a)(1)(E)


         The Plan of Reorganization (the "Plan") as herein set forth, shall become effective upon its adoption by the board of directors of SCAN-OPTICS, INC. (the "Corporation") and the consent thereto by ARK CLO 2000-1, Limited, the holder of the Series A Redeemable Preferred Stock of the Corporation.

         The Corporation shall recapitalize by (i) exchanging each issued and outstanding share of Series A Redeemable Preferred Stock of the Corporation, having a par value of $0.02 per share and a stated face amount of $1.00 per share, with one-tenth (1/10th) of one share of Series B Redeemable Preferred Stock of the Corporation, having a par value of $0.02 per share and a stated face amount of $10.00 per share and (ii) immediately following the above referenced exchange, permanently canceling and retiring each issued and outstanding share of Series A Redeemable Preferred Stock of the Corporation so exchanged for Series B Redeemable Preferred Stock of the Corporation.

         Such action shall be taken by the Corporation as shall be necessary or appropriate to qualify the Plan as a plan of reorganization under ss. 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.



         Adopted this 10th day of March, 2004.

                                Exhibit 3.1(o)(B)
                       Form of Certificate of Designations




                                SCAN-OPTICS, INC.

                          CERTIFICATE OF DESIGNATIONS,
                      PREFERENCES, RIGHTS AND RESTRICTIONS
                                       FOR
                       SERIES B REDEEMABLE PREFERRED STOCK


         Pursuant to Section 151 of the General Corporation Law of the State of Delaware, the undersigned officers of Scan-Optics, a Delaware corporation (the "Corporation") do hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors, by a vote taken at a meeting duly called and duly held on March 10, 2004, duly adopted the following resolutions:

         RESOLVED, that pursuant to Article Fourth of the Certificate of Incorporation, the Board of Directors of the Corporation may provide for the issuance of up to 5,000,000 shares of the Corporation's preferred stock, $.02 par value per share (the "Preferred Stock"); and further

         RESOLVED, that the Board of Directors of the Corporation acknowledges that the Corporation has previously designated 3,800,000 shares of such Preferred Stock as "Series A Redeemable Preferred Stock" having a stated face amount of $1.00 per share (such Preferred Stock is referred to herein as the "Series A Preferred Stock"); and further

         RESOLVED, that the Board of Directors of the Corporation hereby designates 380,000 shares of such Preferred Stock as "Series B Redeemable Preferred Stock" having a stated face amount of $10.00 per share (such Preferred Stock is referred to herein as the "Series B Preferred Stock"); and further

         RESOLVED, that each issued and outstanding share of Series A Preferred Stock is being exchanged for one-tenth (1/10th) of one share of Series B Preferred Stock and each share of Series A Preferred Stock so exchanged for Series B Preferred Stock will be permanently cancelled and retired immediately following said exchange; and further

         RESOLVED, that the rights, preferences, privileges, and restrictions granted to and imposed on the Series B Preferred Stock are as follows:

Section 1. Number of Shares. The maximum number of authorized shares of Series B Preferred Stock shall be 380,000. All shares of Series B Preferred Stock shall be identical with each other in all respects.

         Section 2. Dividends. The holders of the Series B Preferred Stock shall not be entitled to receive any dividends.

         Section 3. Liquidation Preference.

         (a) Priority of Distributions. In the event (x) of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or (y) a Liquidating Event (as defined below) shall occur, the assets of the Corporation that may be legally distributed to the Corporation's stockholders shall be distributed to the Corporation's stockholders in the following order of priority:

               (i) first, the holders of the shares of Series B Preferred Stock shall be entitled to receive, prior to and in preference to any distribution of any of the assets of the Corporation to the holders of any other Preferred Stock or Common Stock of the Corporation, an amount per share of Series B Preferred Stock equal to $10.00 (as such number may be adjusted for stock splits, stock dividends, combinations, recapitalizations, reorganizations and other similar transactions), plus interest on such amount calculated from December 31, 2001 through the date of payment of such amount at an interest rate per annum equal to the prime rate of interest in effect from time to time during such period as reported in the Wall Street Journal, plus 2% compounded annually (such aggregate amount being referred to herein as the "Liquidation Preference"); and

               (ii) second, after payment in full of the Liquidation Preference to the holders of the Series B Preferred Stock, the remaining assets of the Corporation that may legally be distributed to the Corporation's stockholders shall be distributed ratably among the holders of the shares of Common Stock in proportion to the aggregate number of shares owned by each such holder.

         If, upon any such dissolution or distribution, the assets of the Corporation distributable among the holders of the shares of Series B Preferred Stock entitled to a preference shall be insufficient to pay in full the Liquidation Preference, then such assets, or the proceeds thereof, shall be distributed among the holders of the shares of Series B Preferred Stock ratably.

         (b) Liquidating Events.

               (i) For purposes hereof, a consolidation or merger of the Corporation, a sale, lease or conveyance by the Corporation of at least 80% of its assets, or any other transaction which results in the sale, transfer, assignment, conveyance or other disposition of 50% or more of the voting power of the Corporation to persons or entities other than the holders of the Series B Preferred Stock or the Warrant shall be deemed to be a "Liquidating Event", unless the holders of a majority of the then-outstanding shares of Series B Preferred Stock shall otherwise agree.

               (ii) This Corporation shall give each holder of Series B Preferred Stock written notice of any transaction referred to in clause (i) above no later than 10 business days prior to (A) the stockholders' meeting called to approve such transaction, or (B) the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. Such notice shall describe the material terms and conditions of the impending transaction and the holders' rights under this Section, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than 10 business days after the Corporation has given the first notice provided for herein or sooner than 5 business days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened or waived upon the written consent of the holders of a majority of the then-outstanding shares of Series B Preferred Stock.

Section 4.  Voting Rights; Protective Provisions.

         (a) General Voting Rights. Except as otherwise required by law, from and after the date on which the Warrant is exercised, the shares of Series B Preferred Stock shall be entitled to vote with the shares of the Common Stock together as a single class at any annual or special meeting of stockholders of the Corporation, with each holder of Series B Preferred Stock being entitled to
61.459 votes (or such other number so that the holders of the Series B Preferred Stock would have had an aggregate of 46.67% of the voting power of the Corporation on a Fully-Diluted Basis determined as of March 30, 2004), as such numbers may be adjusted for stock splits, stock dividends, combinations, recapitalizations, reorganizations and other similar transactions, for each share of Series B Preferred Stock held by such holder on the record date fixed for such meeting, or on the effective date of such written consent.

         (b) Protective Provisions. So long as any shares of Series B Preferred Stock are outstanding, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of two-thirds of the then-outstanding shares of Series B Preferred Stock, voting together as a single class, the Corporation shall not:

               (i) increase or decrease the number of authorized shares of Series B Preferred Stock;

               (ii) amend, alter or repeal the Corporation's Certificate of Incorporation, this Certificate of Designations or the Corporation's by-laws to alter or change the rights, preferences or powers of the Series B Preferred Stock, or any Senior Stock (as defined below) or Parity Stock (as defined below) so as to adversely affect the Series B Preferred Stock;

               (iii) authorize, create or issue any class or series, or any shares of any class or series, of capital stock of the Corporation (A) having any preference or priority as to dividends or conversion or upon redemption, liquidation, dissolution or winding up over the Series B Preferred Stock (any such capital stock being "Senior Stock") or (B) ranking on a parity (either as to dividends or conversion or upon redemption, liquidation, dissolution or winding up) with the Series B Preferred Stock (any such capital stock being "Parity Stock"); or

               (iv) reclassify, convert or exchange any of the Corporation's shares of capital stock into Senior Stock or Parity Stock, or authorize, create or issue any security exchangeable for, convertible into, or evidencing the right to purchase any Senior Stock or Parity Stock.

Section 5.        Redemption.
                  ----------

         (a) Mandatory Redemption. On the earlier to occur of (i) June 1, 2005, and (ii) the date on which both (A) an Event of Default (as defined in the Credit Agreement (as defined below)) listed in Section 8.1(a) (so long as such an Event of Default under Section 8.1(a) shall continue for a period of 5 business days), 8.1(b) (so long as an Event of Default under Section 8.1(b) shall continue for a period of 120 consecutive days), 8.1(d) (so long as such an Event of Default under Section 8.1(d) shall continue for a period of 5 business days), 8.1(e) (so long as such an Event of Default under Section 8.1(e) shall continue for a period of 5 business days), 8.1(f), 8.1(g) or 8.1(h) of the Credit Agreement shall occur and be continuing, and (B) the holders of a majority of the then outstanding shares of Series B Preferred Stock have notified the Corporation that they wish the Corporation to redeem all of the issued and outstanding shares of Series B Preferred Stock (such earlier date being the "Mandatory Redemption Date"), the Corporation shall redeem all of the issued and outstanding shares of Series B Preferred Stock by paying the holders of record thereof an amount in cash per share equal to $10.00 (as such number may be adjusted for stock splits, stock dividends, combinations, recapitalizations, reorganizations and other similar transactions), plus interest on such amount calculated from December 31, 2001 through the date of payment of such amount at an interest rate per annum equal to the prime rate of interest in effect from time to time during such period as reported in the Wall Street Journal, plus 2% compounded annually (such aggregate amount being referred to herein as the "Redemption Price").

         (b) Optional Redemption. In addition, at any time following the payment in full of the Loans (as defined in the Credit Agreement), the Corporation may at its option redeem all of the issued and outstanding shares of Series B Preferred Stock by paying the holders of record thereof an amount per share of Series B Preferred Stock equal to the Redemption Price (the date upon which the Corporation actually redeems the Series B Preferred Stock being the "Optional Redemption Date").

         (c) Redemption Terms. In order to receive payment of the Redemption Price, the holder of any shares of Series B Preferred Stock redeemed pursuant to this Section shall before or within 60 days after the Mandatory Redemption Date or Optional Redemption Date, as the case may be, surrender the certificate or certificates representing such shares to the Corporation or provide a lost stock affidavit and indemnification to the Corporation.

         (d) Waiver. Notwithstanding anything in this Section 5 to the contrary, the holders of a majority of the then outstanding shares of Series B Preferred Stock may agree to waive any provision in this Section 5, including, but not limited to, the Mandatory Redemption Date, by notifying the Corporation in writing of any such waiver pursuant to this Section 5(d).

         Section 6. Definitions. As used herein, the following terms have the meanings stated below.

         "Common Stock" shall mean the Common Stock, par value $0.02 per share, of the Corporation as authorized on the date hereof, and also any capital stock of any class of the Corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that the shares purchasable pursuant to the Series B Preferred Stock shall include only shares designated as Common Stock, par value $0.02 per share, of the

Corporation on the date hereof, or shares of any class or classes resulting from any reclassification or reclassifications thereof which are not limited to any such fixed sum or percentage and are not subject to redemption by the Corporation and in case at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Convertible Securities" means any stock or securities convertible into or exchangeable for Common Stock.

         "Credit Agreement" means that certain Third Amended and Restated Credit Agreement, dated as of March 30, 2004, among the Corporation, the guarantors identified therein, the lenders identified therein and Patriarch Partners Agency Services, LLC, as the same may be amended, modified and supplemented from time to time in accordance with the terms thereof.

         "Fully Diluted Basis" shall mean, for the Corporation, all outstanding shares of Common Stock plus all shares which would be outstanding upon the exercise in full of all Convertible Securities, Options and Stock Purchase Rights.

         "Options" means any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any Convertible Security.

         "Stock Purchase Rights" shall mean any warrants, options or other rights of any kind to subscribe for, purchase or otherwise acquire any shares of Common Stock, Options or any Convertible Securities.

         "Warrant" means that certain Warrant No. W-1 to purchase 33.20% of the Common Stock, dated as of December 31, 2001, originally issued to ARK CLO 2000-1 Limited, as amended, modified and supplemented from time to time in accordance with the terms thereof.

Section 7. Reacquired Shares. The shares of Series A Preferred Stock exchanged for Series B Preferred Stock will be permanently retired and cancelled immediately following said exchange and shall not be reissued by the Corporation. Any shares of Series B Preferred Stock acquired by the Corporation in any manner shall be retired and canceled promptly after the acquisition thereof.

         In witness whereof, the Corporation has caused this Certificate to be executed as of this ____ day of March, 2004.


                                SCAN-OPTICS, INC.


                                             By:________________________________
                                                   Name:  James C. Mavel
                                                   Title:    President

ATTEST:


-------------------------------------
Name:  Peter Stelling
Title:   Assistant Secretary

                                 Exhibit 3.1(p)
                   Form of Second Amended to Master Agreement

                      SECOND AMENDMENT TO MASTER AGREEMENT
                      ------------------------------------


         This Second Amendment to Master Agreement (this "Agreement"), dated as of March __, 2004, is by and between ARK CLO 2000-1, Limited (the "Lessor" or "Ark") (as assignee of BancBoston Leasing Inc.) and Scan-Optics, Inc. (the "Lessee"), as parties to that certain Master Agreement, dated as of August 2, 1999 (the "Original Master Agreement"), as amended pursuant to that certain First Amendment to Master Agreement dated as of December 31, 2001 (the "First Amendment", and together with the Original Master Agreement, collectively, the "Master Agreement").

                                   WITNESSETH:
                                   ----------

         WHEREAS, Ark and Scan-Optics, Inc. are also parties to that certain Third Amended and Restated Credit Agreement, dated as of March 30, 2004 (as amended, modified and supplemented from time to time, the "Credit Agreement");

          WHEREAS, the sum of all accrued and unpaid Daily Rent and Periodic Rent due and owing from Lessee to Lessor under the Master Lease and all Lease Schedules and Certificates of Acceptance (each as amended, modified or supplemented from time to time (collectively, the "Lease Documents")) through and including the date hereof plus the Daily Rent and Periodic Rent expected to be paid by Lessee to Lessor under the Lease Documents for the remaining Initial Terms of the leased Equipment equals $841,714 (the "Scheduled Lease Payments"); and

         WHEREAS, in connection with the execution and delivery of the Credit Agreement, the Lessor and Lessee wish to amend certain terms and conditions of the Master Lease all on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used herein without definition that are defined in the Master Agreement or Lease Schedule or Certificates of Acceptance, as applicable, shall have the same meanings herein as therein.

         Section 2. Condition Precedent. The effectiveness of the amendments contained herein shall be subject to the effectiveness of the Credit Amendment.

         Section 3. Covenants and Amendments. Effective as of the date hereof, without any prejudice or impairment whatsoever to any of the rights and remedies of the Lessor contained in the Lease Documents or in any other documents related thereto, the Lessee covenants and agrees with the Lessor as follows:

         (a) All Scheduled Lease Payments shall be paid by Lessee to Lessor on June 30, 2005.

         (b) On the first day of each month beginning on April 1, 2004 through and including June 1, 2005 and on June 30, 2005, Lessee shall pay to Lessor an amount equal to: the product of (i) the Base Rate (as defined in the Credit Agreement) per annum plus two percent (2%) times (ii) the Scheduled Lease Payments times (iii) a fraction the numerator of which is 558,064 and the denominator of which is 664,375 divided by twelve (12).

         (c) The Lessee shall comply with all of the terms, covenants and provisions contained in the Lease Documents and all other documents related thereto (including, without limitation, any and all payment obligations thereunder), except as such terms, covenants and provisions are expressly modified by this Agreement.

         (d) The Lessee shall at any time and from time to time execute and deliver such further instruments (including without limitation UCC-1 and other security/perfection documents), and take such further action as the Lessor may reasonably request, in each case further to effect the purposes of this Agreement and/or the Lease Documents. Without limiting the generality of the immediately preceding sentence, the Lessee shall permit the Lessor and/or its designated representatives, upon reasonable notice, to visit and inspect any of the Lessee's properties or any of its affiliates, to examine the Equipment and/or the books of account of the Lessee and their affiliates (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Lessee and its affiliates with, and to be advised as to the same by, its and their officers, all during normal business hours.

         Section 4. Reserved.

         Section 5. Representations and Warranties. The Lessee hereby represents and warrants to the Lessor that all of the representations and warranties made by the Lessee in the Lease Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties expressly relate by their terms to a prior date.

         Section 6. Ratification of Existing Agreements. Lessee agrees that the obligations of Lessee to the Lessor as evidenced by or otherwise arising under the Lease Documents, except as otherwise expressly modified in this Agreement upon the terms set forth herein, are, by Lessee's execution of this Agreement, ratified and confirmed in all respects. In addition, by the execution of this Agreement, Lessee represents and warrants that it has no claim, counterclaim, right of set-off or defense of any kind against Lessor (or its predecessors-in-interest) with respect to the obligations under the Lease Documents or otherwise.

         Section 7. Release. The Lessee, on its own behalf and on behalf of its successors and assigns, hereby waives, releases and discharges the Lessor, Patriarch Partners, LLC and all affiliates of the Lessor and/or Patriarch Partners, LLC, and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action whether known or unknown, arising out of or in any way relating to this Agreement, the Lease Documents and/or any documents, agreements, dealings or other matters connected with this Agreement, the Lease Documents or the administration thereof.

         Section 8. Expenses. The Lessee agrees to pay to the Lessor (a) on or before the date hereof, Lessor's legal fees and disbursements incurred through the date hereof in connection with the negotiation and preparation of this Agreement and related matters, (b) on or before the date hereof, Lessor's examiner and audit fees and disbursements incurred through the date hereof, and
(c) upon demand from time to time any and all reasonable out-of-pocket costs or expenses (including consultants' fees, commercial examiner fees, audit fees and reasonable legal fees and disbursements) hereafter incurred by the Lessor in connection with the administration of the leases evidenced by the Lease Documents or the preservation of or enforcement of its rights under the Lease Documents or in respect of any of Lessee's other obligations to the Lessor.

         Section 9. Marshalling. The Lessor shall not be required to marshal any present or future collateral security for the Lessee's obligations to the Lessor under the Lease Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Lessee hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the Lessor's rights under any document, agreement or instrument evidencing or securing any of the Lessee's obligations to the Lessor under the Lease Documents and, to the extent that it lawfully may, the Lessee hereby irrevocably waives the benefits of all such laws.

         Section 10. No Waiver. Nothing in this Agreement shall extend to or affect in any way any of the rights or obligations of the Lessee or any of the Lessor's obligations, rights and remedies arising under the Lease Documents, and the Lessor shall not be deemed to have waived any or all of its rights or remedies with respect to any default and which upon the execution and delivery of this Agreement might otherwise exist or which might hereafter occur.

         Section 11. Lien and Set-off. The Lessee hereby grants to the Lessor, a lien, security interest and right of set-off as security for all of the Lessee's liabilities and obligations to the Lessor or the Lessor's affiliates, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property of the Lessee (other than Lessee's payroll accounts), now or hereafter in the possession, custody, safekeeping or control of the Lessor or any entity under the control of the Lessor, or in transit to any of them. At any time on or after the date hereof, without demand or notice, the Lessor may set-off the same or any part thereof and apply the same to any liability or obligation of the Lessee even though unmatured and regardless of the adequacy of any other collateral securing the obligations. ANY AND ALL RIGHTS OF THE LESSEE TO REQUIRE THE LESSOR TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SET-OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE LESSEE, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         Section 12. Governing Law This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         Section 13. Entitlement to Relief from Stay.

         Lessee hereby acknowledges and agrees, in further consideration for the Lessor entering into this Agreement with the Lessee, that, in the event that Lessee shall make application for or seek relief or protection under any of the sections or chapters of the federal bankruptcy code, or in the event that any involuntary petition is filed against Lessee under the federal bankruptcy code and an order for relief is entered as a result thereof, then the Lessor shall thereupon be entitled (upon notice to Lessee and a hearing thereon) to immediate relief from any automatic stay imposed by Section 362 of the federal bankruptcy code, or otherwise, on or against the exercise of the Lessor's rights and remedies under this Agreement or any of the other Lease Documents. The Lessor in turn acknowledges that this Section 13 shall not be construed as a restriction or prohibition on the Lessee's right to make application for or seek relief or protection under the federal bankruptcy code.

         Section 14. Miscellaneous Provisions.

         (a) Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Lease Documents shall remain the same. It is declared and agreed by each of the parties hereto and thereto that the Lease Documents, as amended hereby, shall continue in full force and effect, and that this Agreement and the Lease Documents shall be read and construed as one instrument.

         (b) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. TIME IS OF THE ESSENCE AS TO ALL OF THE PROVISIONS HEREIN.

         (c) To the extent that any equipment or other property is being leased by Lessor to Lessee on the date hereof and the terms of the lease of such equipment or other property is not governed by the Lease Documents, the parties hereto agree that they shall amend the terms of such other lease(s) in a manner substantially the same as these amendments contained in this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above,

                                SCAN-OPTICS, INC.


                                             By:_________________________
                                                Name:
                                                Title:

                                ARK CLO 2000-1, LIMITED, as assignee of
                                BancBoston Leasing Inc.

                                             By:      PATRIARCH PARTNERS, LLC,
                                                      its Collateral Manager


                                             By:_________________________
                                                Name:
                                                Title:

                                Exhibit 3.1(q)(A)
  Form of Amended and Restated Unlimited Guaranty by Scan-Optics (Canada), Ltd.

                     AMENDED AND RESTATED UNLIMITED GUARANTY

         AMENDED AND RESTATED GUARANTY, dated as of March __, 2004 (the "Guaranty"), by SCAN-OPTICS (CANADA), LTD., a Canadian corporation organized under the Business Corporations Act of Canada (the "Guarantor"), in favor of PATRIARCH PARTNERS AGENCY SERVICES, LLC (the "Agent"), for itself as Agent and on behalf of the Lenders (as defined in the Amended and Restated Credit Agreement, hereinafter the "Lenders") under the Amended and Restated Credit Agreement (as defined below).

                                    RECITALS
                                    --------

         WHEREAS, Scan-Optics, Inc. (the "Borrower") and Ark CLO 2000-1, Limited (as assignee of Fleet National Bank, formerly known as BankBoston, N.A.) are parties to that certain Second Amended and Restated Loan Agreement, dated as of May 10, 1999, as amended by that certain Amendment and Waiver Agreement, dated as of January 29, 2001, that certain Second Amendment and Waiver Agreement, dated as of July 1, 2001, that certain Third Amendment and Waiver Agreement, dated as of September 1, 2001, that certain Fourth Amendment Agreement, dated as of December 31, 2001, and that certain Fifth Amendment Agreement, dated as of December 31, 2002 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Prior Credit Agreement");

         WHEREAS, pursuant to (i) that certain Unlimited Guaranty, dated as of April 7, 1993 (the "Original Guaranty"), by the Guarantor, (ii) that certain Unlimited Guaranty, dated as of April 7, 1993, by Scan-Optics Limited, a United Kingdom company limited by shares, and (iii) that certain Reaffirmation of Guaranties, dated as of May 10, 1999, from the Guarantor to BankBoston, N.A., each of the Guarantor and Scan-Optics Limited previously guaranteed, among other things, all of the obligations and liabilities of the Borrower under the Prior Credit Agreement;

         WHEREAS, the Guarantor, the Borrower and certain other Persons desire to enter into a Third Amended and Restated Credit Agreement, dated on or about the date hereof (the "Amended and Restated Credit Agreement"), to provide for, among other things, (i) the restructuring of the Existing Indebtedness (as defined in the Amended and Restated Credit Agreement), such that, among other things, the Existing Indebtedness will be refinanced and replaced by (a) $9,000,000 of Term Loans (as defined in the Amended and Restated Credit Agreement) and (b) $2,500,000 of Revolving Loans (as defined in the Amended and Restated Credit Agreement); and (ii) $2,000,000 of Overadvance Loans (as defined in the Amended and Restated Credit Agreement);

         NOW THEREFORE, in consideration of the credit, banking facilities and/or accommodations to the Borrower and the other Credit Parties (as defined in the Amended and Restated Credit Agreement) in connection with the Amended and Restated Credit Agreement and the other Credit Documents, the Guarantor agrees to continue, affirm, amend and restate the Original Guaranty as follows:

         1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Agent and the Lenders the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Borrower to the Agent and/or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the "Obligations"). This guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent and/or the Lenders first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Agent and the Lenders, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Agent and/or the Lenders on any number of occasions.

         2. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent and/or the Lenders, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Agent and/or the Lenders in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum applicable under the Amended and Restated Credit Agreement for Revolving Loans; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

         3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

         4. WAIVERS BY GUARANTOR; AGENT'S AND LENDERS' FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent and/or the Lenders with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Agent and/or the Lenders to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Agent and/or the Lenders may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Agent and/or the Lenders might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

         5. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

         6. SUBROGATION; SUBORDINATION. Until the payment and performance in full of all Obligations and any and all obligations of the Borrower to the Agent and/or the Lenders and/or any affiliate of the Agent and/or any Lender, the Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Agent, the Lenders and/or their affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Agent, the Lenders and/or their affiliates. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Agent and the Lenders and be paid over to the Agent and the Lenders on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

         7. SECURITY; SET-OFF. The Guarantor hereby grants to the Agent and the Lenders, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Agent and/or the Lenders and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Agent and/or the Lenders to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Agent and each of the Lenders are hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Agent and/or the Lenders shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

         8. FURTHER ASSURANCES. The Guarantor agrees that it will, from time to time at the request of the Agent and/or any Lender, provide to the Agent and the Lenders its most recent audited and unaudited balance sheets and related statements of income and changes in financial condition (prepared on a consolidated basis with the Guarantor's subsidiaries, if any) and such other information relating to the business and affairs of the Guarantor as the Agent and/or any Lender may reasonably request. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Agent and/or any Lender may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Agent and the Lenders hereunder.

         9. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Agent and the Lenders are given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Agent at its head office. No such notice shall affect any rights of the Agent and/or any Lender or of any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Borrower and drawn on the Agent and/or any Lender or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Agent and/or any Lender after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Agent and/or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

         10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and/or any Lender and their successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Agent and/or any Lender may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Agent and/or the Lenders herein.

         11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Agent and the Required Lenders (as defined in the Amended and Restated Credit Agreement). No failure on the part of the Agent and/or the Lenders to exercise, and no delay in exercising, any right hereunder shall operate as a wavier thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Agent and/or any Lender, to such Person c/o Patriarch Partners Agency Services, LLC, 112 South Tryon Street, Suite 700, Charlotte, North Carolina 28284,
Attention: Leah Yackel, or at such address as either party may designate in writing.

         13. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of New York or any Federal Court sitting in the City and State of New York and consents to the non-exclusive jurisdiction of such court. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court. The Guarantor hereby agrees that service of all writs, complaints, process and summonses in any such suit, action or proceeding may be made upon the Guarantor c/o Scan-Optics, Inc., 169 Progress Drive, Manchester, Connecticut 06040, Attention: Chief Financial Officer (the "Process Agent"). The Guarantor hereby irrevocably appoints the Process Agent its true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, complaints, process and summonses. The Guarantor agrees that any election by the Agent and/or any Lender to give notice of any such service to the Guarantor shall not impair or affect the validity of such service or of the judgment based thereon. The Guarantor hereby further irrevocably consents of the service of process in any suit, action or proceeding in said courts by the mailing or hand delivery thereof to the Guarantor in the manner described in Section 12 hereof. Nothing herein shall in any way be deemed to limit the ability of the Agent and/or any Lender to serve any such writ, complaint, process or summons in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor in such other jurisdictions, and in such manner, as may be permitted by applicable law.

         14. JUDGMENT CURRENCY. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Guaranty into any currency other than U.S. dollars (hereinafter called the "Alternate Currency"), then the conversion shall be made at the Agent's spot rate of exchange for buying U.S. dollars with the Alternate Currency, in accordance with normal commercial procedure, prevailing at the Agent's close of business on the business day immediately preceding the day on which the judgment is given or (as the case may be) the order is made. In the event that there is a difference between the rate of exchange on the basis of which the amount of such judgment or order is determined and the rate of exchange prevailing on the date of payment, the Guarantor hereby agrees to pay such additional amount as may be necessary to ensure that the amount paid is the amount of such Alternate Currency which permits the Agent to purchase the amount of U.S. dollars due under this Guaranty when the judgment or order is issued at the Agent's spot rate of exchange for buying U.S. dollars with the Alternate Currency, in accordance with normal commercial procedures, prevailing at the Agent's opening of business on the date of payment. Any amount due from the Guarantor to the Agent and/or any Lender under the second sentence of this paragraph shall be due as separate debt of the Guarantor to the Agent and/or any Lender and shall not be affected by any judgment or order being obtained for any other sum. The covenant contained in this paragraph shall survive the payment in full of all of the other obligations of the Guarantor hereunder.

         15. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

         16. NEGATIVE PLEDGE. Guarantor agrees that (i) Guarantor shall not create or incur any liens on any of its assets except those liens in favor of the Agent and the Lenders under the Credit Documents (as defined in the Amended and Restated Credit Agreement) and (ii) Guarantor shall not agree with any other entity to prohibit the creation of any liens on any of the assets of the Guarantor.

         17. WAIVER OF JURY TRIAL. The Guarantor hereby waives Guarantor's right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Guaranty, any rights or obligations hereunder or the performance of such rights and obligations. Except as prohibited by law, the Guarantor hereby waives any right Guarantor may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantor (a) certifies that no representative, agent or attorney of the Agent and/or any Lender has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Lenders have been induced to give credit and other accommodations to the Borrower by, among other things, the waivers and certifications contained herein.

         18. PREJUDGMENT REMEDY WAIVER; OTHER WAIVERS. THE GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY IS PART OF A COMMERCIAL TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES. THE GUARANTOR HEREBY WAIVES GUARANTOR'S RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO

ANY AND ALL PREJUDGMENT REMEDIES THE AGENT AND/OR ANY LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE GUARANTOR ACKNOWLEDGES THAT THE ATTORNEY OF THE AGENT AND/OR ANY LENDER MAY, PURSUANT TO CONN. GEN. STAT. ss. 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE GUARANTOR ACKNOWLEDGES AND RESERVES GUARANTOR'S RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE AGENT AND THE LENDERS ACKNOWLEDGE THE GUARANTOR'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

                      [Signature page follows on next page]

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer as of the date appearing on page one.

                           SCAN-OPTICS (CANADA), LTD.


                                             By:_________________________
                                                Name:
                                                Title:



                                    Address:         701 Rossland Road East
                                                     Suite 426
                                                     Whitby, Ontario L1N 9K3
                                                     Canada

                                   CERTIFICATE


         The undersigned certifies to the Agent and the Lenders (each as defined in the foregoing Guaranty) that:

         1. He/she is the of the Guarantor who executed the foregoing Guaranty and in such capacity has the authority to make this certificate on behalf of the Guarantor.

         2. The Guarantor is a Canadian corporation organized under the, validly organized or formed and existing in good standing and in the full enjoyment of its powers and franchises under the laws of Canada.

         3. The foregoing Guaranty has been duly executed and delivered on behalf of the Guarantor, such actions have been duly authorized by all necessary corporate or other action, and the execution, delivery and performance of the Guaranty by the Guarantor will not contravene any existing law, rule or regulation, or any provision of its certificate of formation or operating agreement or bylaws or other document or documents evidencing its establishment or governing the conduct of its affairs or any agreement to which it is a party or by which it is bound.

         IN WITNESS WHEREOF, the undersigned has made this certificate on behalf of the Guarantor this day of March, 2004.







                                              --------------------------------

                                Exhibit 3.1(q)(B)
     Form of Amended and Restated Unlimited Guaranty by Scan-Optics Limited

                     AMENDED AND RESTATED UNLIMITED GUARANTY

         AMENDED AND RESTATED GUARANTY, dated as of March 30, 2004 (the "Guaranty"), by SCAN-OPTICS LIMITED, a United Kingdom company limited by shares (the "Guarantor"), in favor of PATRIARCH PARTNERS AGENCY SERVICES, LLC (the "Agent"), for itself as Agent and on behalf of the Lenders (as defined in the Amended and Restated Credit Agreement, hereinafter the "Lenders") under the Amended and Restated Credit Agreement (as defined below).

                                    RECITALS
                                    --------

         WHEREAS, Scan-Optics, Inc. (the "Borrower") and Ark CLO 2000-1, Limited (as assignee of Fleet National Bank, formerly known as BankBoston, N.A.) are parties to that certain Second Amended and Restated Loan Agreement, dated as of May 10, 1999, as amended by that certain Amendment and Waiver Agreement, dated as of January 29, 2001, that certain Second Amendment and Waiver Agreement, dated as of July 1, 2001, that certain Third Amendment and Waiver Agreement, dated as of September 1, 2001, that certain Fourth Amendment Agreement, dated as of December 31, 2001, and that certain Fifth Amendment Agreement, dated as of December 31, 2002 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Prior Credit Agreement");

         WHEREAS, pursuant to (i) that certain Unlimited Guaranty, dated as of April 7, 1993 (the "Original Guaranty"), by the Guarantor, (ii) that certain Unlimited Guaranty, dated as of April 7, 1993, by Scan-Optics (Canada), Ltd., a Canadian corporation organized under the Business Corporations Act of Canada, and (iii) that certain Reaffirmation of Guaranties, dated as of May 10, 1999, from the Guarantor to BankBoston, N.A., each of the Guarantor and Scan-Optics (Canada), Ltd. previously guaranteed, among other things, all of the obligations and liabilities of the Borrower under the Prior Credit Agreement;

         WHEREAS, the Guarantor, the Borrower and certain other Persons desire to enter into a Third Amended and Restated Credit Agreement, dated on or about the date hereof (the "Amended and Restated Credit Agreement"), to provide for, among other things, (i) the restructuring of the Existing Indebtedness (as defined in the Amended and Restated Credit Agreement), such that, among other things, the Existing Indebtedness will be refinanced and replaced by (a) $9,000,000 of Term Loans (as defined in the Amended and Restated Credit Agreement) and (b) $2,500,000 of Revolving Loans (as defined in the Amended and Restated Credit Agreement); and (ii) $2,000,000 of Overadvance Loans (as defined in the Amended and Restated Credit Agreement);

         NOW THEREFORE, in consideration of the credit, banking facilities and/or accommodations to the Borrower and the other Credit Parties (as defined in the Amended and Restated Credit Agreement) in connection with the Amended and Restated Credit Agreement and the other Credit Documents, the Guarantor agrees to continue, affirm, amend and restate the Original Guaranty as follows:

         1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Agent and the Lenders the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Borrower to the Agent and/or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the "Obligations"). This guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent and/or the Lenders first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Agent and the Lenders, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Agent and/or the Lenders on any number of occasions.

         2. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent and/or the Lenders, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Agent and/or the Lenders in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum applicable under the Amended and Restated Credit Agreement for Revolving Loans; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

         3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

         4. WAIVERS BY GUARANTOR; AGENT'S AND LENDERS' FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent and/or the Lenders with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Agent and/or the Lenders to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Agent and/or the Lenders may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Agent and/or the Lenders might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

         5. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

         6. SUBROGATION; SUBORDINATION. Until the payment and performance in full of all Obligations and any and all obligations of the Borrower to the Agent and/or the Lenders and/or any affiliate of the Agent and/or any Lender, the Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Agent, the Lenders and/or their affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Agent, the Lenders and/or their affiliates. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Agent and the Lenders and be paid over to the Agent and the Lenders on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

         7. SECURITY; SET-OFF. The Guarantor hereby grants to the Agent and the Lenders, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Agent and/or the Lenders and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Agent and/or the Lenders to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Agent and each of the Lenders are hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Agent and/or the Lenders shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

         8. FURTHER ASSURANCES. The Guarantor agrees that it will, from time to time at the request of the Agent and/or any Lender, provide to the Agent and the Lenders its most recent audited and unaudited balance sheets and related statements of income and changes in financial condition (prepared on a consolidated basis with the Guarantor's subsidiaries, if any) and such other information relating to the business and affairs of the Guarantor as the Agent and/or any Lender may reasonably request. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Agent and/or any Lender may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Agent and the Lenders hereunder.

         9. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Agent and the Lenders are given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Agent at its head office. No such notice shall affect any rights of the Agent and/or any Lender or of any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Borrower and drawn on the Agent and/or any Lender or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Agent and/or any Lender after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Agent and/or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

         10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and/or any Lender and their successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Agent and/or any Lender may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Agent and/or the Lenders herein.

         11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Agent and the Required Lenders (as defined in the Amended and Restated Credit Agreement). No failure on the part of the Agent and/or the Lenders to exercise, and no delay in exercising, any right hereunder shall operate as a wavier thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Agent and/or any Lender, to such Person c/o Patriarch Partners Agency Services, LLC, 112 South Tryon Street, Suite 700, Charlotte, North Carolina 28284,
Attention: Leah Yackel, or at such address as either party may designate in writing.

         13. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of New York or any Federal Court sitting in the City and State of New York and consents to the non-exclusive jurisdiction of such court. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court. The Guarantor hereby agrees that service of all writs, complaints, process and summonses in any such suit, action or proceeding may be made upon the Guarantor c/o Scan-Optics, Inc., 169 Progress Drive, Manchester, Connecticut 06040, Attention: Chief Financial Officer (the "Process Agent"). The Guarantor hereby irrevocably appoints the Process Agent its true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, complaints, process and summonses. The Guarantor agrees that any election by the Agent and/or any Lender to give notice of any such service to the Guarantor shall not impair or affect the validity of such service or of the judgment based thereon. The Guarantor hereby further irrevocably consents of the service of process in any suit, action or proceeding in said courts by the mailing or hand delivery thereof to the Guarantor in the manner described in Section 12 hereof. Nothing herein shall in any way be deemed to limit the ability of the Agent and/or any Lender to serve any such writ, complaint, process or summons in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor in such other jurisdictions, and in such manner, as may be permitted by applicable law.

         14. JUDGMENT CURRENCY. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Guaranty into any currency other than U.S. dollars (hereinafter called the "Alternate Currency"), then the conversion shall be made at the Agent's spot rate of exchange for buying U.S. dollars with the Alternate Currency, in accordance with normal commercial procedure, prevailing at the Agent's close of business on the business day immediately preceding the day on which the judgment is given or (as the case may be) the order is made. In the event that there is a difference between the rate of exchange on the basis of which the amount of such judgment or order is determined and the rate of exchange prevailing on the date of payment, the Guarantor hereby agrees to pay such additional amount as may be necessary to ensure that the amount paid is the amount of such Alternate Currency which permits the Agent to purchase the amount of U.S. dollars due under this Guaranty when the judgment or order is issued at the Agent's spot rate of exchange for buying U.S. dollars with the Alternate Currency, in accordance with normal commercial procedures, prevailing at the Agent's opening of business on the date of payment. Any amount due from the Guarantor to the Agent and/or any Lender under the second sentence of this paragraph shall be due as separate debt of the Guarantor to the Agent and/or any Lender and shall not be affected by any judgment or order being obtained for any other sum. The covenant contained in this paragraph shall survive the payment in full of all of the other obligations of the Guarantor hereunder.

         15. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

         16. NEGATIVE PLEDGE. Guarantor agrees that (i) Guarantor shall not create or incur any liens on any of its assets except those liens in favor of the Agent and the Lenders under the Credit Documents (as defined in the Amended and Restated Credit Agreement) and (ii) Guarantor shall not agree with any other entity to prohibit the creation of any liens on any of the assets of the Guarantor.

         17. WAIVER OF JURY TRIAL. The Guarantor hereby waives Guarantor's right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Guaranty, any rights or obligations hereunder or the performance of such rights and obligations. Except as prohibited by law, the Guarantor hereby waives any right Guarantor may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantor (a) certifies that no representative, agent or attorney of the Agent and/or any Lender has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Lenders have been induced to give credit and other accommodations to the Borrower by, among other things, the waivers and certifications contained herein.

         18. PREJUDGMENT REMEDY WAIVER; OTHER WAIVERS. THE GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY IS PART OF A COMMERCIAL TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES. THE GUARANTOR HEREBY WAIVES GUARANTOR'S RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO

ANY AND ALL PREJUDGMENT REMEDIES THE AGENT AND/OR ANY LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE GUARANTOR ACKNOWLEDGES THAT THE ATTORNEY OF THE AGENT AND/OR ANY LENDER MAY, PURSUANT TO CONN. GEN. STAT. ss. 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE GUARANTOR ACKNOWLEDGES AND RESERVES GUARANTOR'S RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE AGENT AND THE LENDERS ACKNOWLEDGE THE GUARANTOR'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

                      [Signature page follows on next page]

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer as of the date appearing on page one.

                                       SCAN-OPTICS LIMITED



                               By:_________________________
                                  Name:
                                  Title:



                               Address: 5 Colne Way Business Center GB WD2 4NE Brookside, Walford
                                                 England

                                   CERTIFICATE


The undersigned certifies to the Agent and the Lenders (each as defined in the foregoing Guaranty) that:

         1. He/she is the of the Guarantor who executed the foregoing Guaranty and in such capacity has the authority to make this certificate on behalf of the Guarantor.

         2. The Guarantor is a company limited by shares, validly organized or formed and in the full enjoyment of its powers and franchises under the laws of the United Kingdom.

         3. The foregoing Guaranty has been duly executed and delivered on behalf of the Guarantor, such actions have been duly authorized by all necessary corporate or other action, and the execution, delivery and performance of the Guaranty by the Guarantor will not contravene any existing law, rule or regulation, or any provision of its certificate of formation or operating agreement or bylaws or other document or documents evidencing its establishment or governing the conduct of its affairs or any agreement to which it is a party or by which it is bound.

         IN WITNESS WHEREOF, the undersigned has made this certificate on behalf of the Guarantor this day of March, 2004.







                                             --------------------------------

                                 Exhibit 3.2(a)
                             Form of Funding Notice

                             FORM OF FUNDING NOTICE


                                     [Date]

Patriarch Partners Agency Services, LLC
112 South Tryon Street, Suite 700
Charlotte, NC 28284

Ark CLO 2000-1 Limited
c/o Patriarch Partners, LLC
112 South Tryon Street, Suite 700
Charlotte, NC 28284

Zohar CDO 2003-1, Limited
c/o Patriarch Partners VIII, LLC
112 South Tryon Street, Suite 700
Charlotte, NC 28284

         Re:  Loan Request

Ladies and Gentlemen:

         Reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of [March ___], 2004 (the "Credit Agreement"), among Scan-Optics, Inc, as Borrower, Scan-Optics Limited ("SOL"), Scan-Optics (Canada), Ltd. ("SOC"; and together with SOL and the subsidiaries of the Borrower that from time to time become guarantors thereunder, the "Guarantors"), Ark CLO 2000-1, Limited ("Ark"), Zohar CDO 2003-1, Limited ("Zohar"; and together with Ark, the "Lenders") and Patriarch Partners Agency Services, LLC, as Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

         Pursuant to Sections [2.1(b)][2.1(c)] and 3.2 of the Credit Agreement, we hereby request that [a Revolving Loan][the Overadvance Loan] in the principal amount of $[__________] be made on [__________] (the "Borrowing Date").* We understand that this request is irrevocable and binding on us and obligates us to accept the requested loan on such date.



__________________________
* Each Revolving Loan request shall be in a minimum aggregate amount of $25,000 and an integral of $25,000 in excess thereof. The Overadvance Loan Amount shall equal $1,500,000.

         We hereby certify (a) that according to our records the aggregate outstanding principal amount of the Revolving Loans on and as of the Borrowing Date is $[__________], (b) that we will use the proceeds of the requested [Revolving Loan][Overadvance Loan] in accordance with the Section 2.3 of the Credit Agreement, (c) that each of the representations, warranties and covenants contained in the Credit Agreement or in any other Credit Document shall be true, correct and complied with on and as of the Borrowing Date, (d) that all conditions precedent under the Credit Agreement (including without limitation
Section 3.2 thereof) for a Borrowing have been satisfied and (e) that as of the Borrowing Date, no event shall have occurred and be continuing or would result from the consummation of the applicable Borrowing that would constitute a Default or Event of Default.

                                                     Very truly yours,

                                                     SCAN-OPTICS, INC.



                                             By:_________________________
                                                Name:
                                                Title:

                                 Exhibit 11.4(b)
                          Form of Assignment Agreement

                                                             [Exhibit 11.4(b)]

                          FORM OF ASSIGNMENT AGREEMENT

                        _______________________, Assignee

                          Dated ____________ ___, 200__

         Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of [March ___], 2004 (the "Credit Agreement"), among Scan-Optics, Inc, as borrower thereunder (the "Borrower"), Scan-Optics Limited ("SOL"), Scan-Optics (Canada), Ltd. ("SOC"; and together with SOL and the subsidiaries of the Borrower that from time to time become guarantors thereunder, the "Guarantors"), Ark CLO 2000-1, Limited ("Ark"), Zohar CDO 2003-1, Limited ("Zohar"; and together with Ark, the "Lenders") and Patriarch Partners Agency Services, LLC, as agent thereunder (the "Agent"). Unless otherwise defined herein, capitalized terms used in this Assignment Agreement shall have the meanings set forth in the Credit Agreement.

         ___________________________ (the "Assignor") and
__________________________ (the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee without recourse, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to such of the Assignor's rights and obligations as a [Revolving Lender][Overadvance Lender][and/or][Term Lender] under the Credit Agreement as of the Effective Date (as hereinafter defined) relating to a [$____________][Revolving Credit Commitment (and a Pro Rata Share of the Revolving Loans)][Overadvance Loan Commitment/Overadvance Loan][and/or][Term Loan]. The Assignee shall have no interest in any interest that is payable with respect to a period prior to the Effective Date.

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien or encumbrance; and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Credit Party, or the performance or observance by the Borrower or any Credit Party of any of its obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto.

         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment Agreement; (ii) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a lender under the Credit Agreement; and (vii) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

         4. The effective date for this Assignment Agreement shall be ____________ ___, 200__ (the "Effective Date"). Following the execution of this Assignment Agreement, it will be delivered to the Agent for acceptance and recording by the Agent in the Register.

         5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment Agreement, shall have the rights and obligations of a [Revolving Lender][Overadvance Lender][and/or][Term Lender] thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this Assignment Agreement directly between themselves.

                      [Signature page follows on next page]

         7. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to any provision which would render such choice of law invalid.

                                    ASSIGNOR:


                                             By:
                                                -----------------------------
                                                Name:
                                                Title:


                                    ASSIGNEE:


                                             By:
                                                -----------------------------
                                                Name:
                                                Title:


                                                Address:

                                                 -------------------------------
                                                 -------------------------------
                                                 -------------------------------



Accepted and Consented to this ____ day of ______________, 200__:

PATRIARCH PARTNERS AGENCY SERVICES, LLC, as Agent


By:
   -----------------------------
   Name:
   Title:





cc:  Scan-Optics, Inc.

                       [Assignee's Administrative Details]

                                 Schedule 4.1(f)
                           Legal and Other Proceedings




                                  Subsidiaries/Capital Structure

------------------------------------------------------------------------------------------------------------------------------------

Entity       Jurisdiction   Jurisdictions in           Capital Stock          Percentage of  Outstanding  Percentage of    Record
                  of         which Entity is                                   Outstanding     Warrants   Warrants         Holder of
             Organization   Authorized to Do                                   Shares Owned    /Rights,   /Rights, etc.     Shares,
                                Business                                            by           etc.      Owned by       Options/
                                                                               Scan-Optics,               Scan-Optics,     Warrants,
                                                                                   Inc.                       Inc.           etc.
------------------------------------------------------------------------------------------------------------------------------------

                                            Authorized   Authorized   Issued and
                                             Number of     Class     Outstanding
                                              Shares                  Shares
------------------------------------------------------------------------------------------------------------------------------------

Scan-Optics             DE  AL, AZ, CA, CO,     5,000,000  Preferred  3,800,000  N/A     3,800,000       0%         Ark CLO 2000-1,
, Inc.                      CT, DE, DC, FL,                                                                         Limited holds
                            GA, HI, ID, IL,                                                                         all outstanding
                            IN, IA, KS, KY,                                                                         Series-A
                            LA, ME, MD, MA,                                                                         Preferred Stock
                            MI, MN, MS, MO,
                            NE, NH, NC, NJ,
                            NM, NY, OK, OH,
                            PA, SC, TN, TX,
                            UT, VA, WI
------------------------------------------------------------------------------------------------------------------------------------

                                               15,000,000  Common     7,439,732  N/A    2,852,9551, 2   100%        Scan-Optics
                                                                                                                    Stock Options,
                                                                                                                    see footnote
                                                                                                                    No.-1
------------------------------------------------------------------------------------------------------------------------------------



----------------------------------
   2     Stock Option Information as of March 30, 2004:

   Issued                            Directors        280,000
                                     Officers       1,871,183
                                     Employees        556,500
   Total Shares Outstanding                         2,707,683
   Shares Available to Grant                          145,272
   Total Shares                                     2,852,955


   3 Warrant No. W-1 issued to Ark CLO 2000-1, Limited for the purchase of 33.20% of Common Stock (determined on a fully diluted basis as of December 31, 2003).


------------------------------------------------------------------------------------------------------------------------------------

Entity       Jurisdiction   Jurisdictions in           Capital Stock          Percentage of  Outstanding  Percentage of    Record
                  of         which Entity is                                   Outstanding     Warrants   Warrants         Holder of
             Organization   Authorized to Do                                   Shares Owned    /Rights,   /Rights, etc.     Shares,
                                Business                                            by           etc.      Owned by       Options/
                                                                               Scan-Optics,               Scan-Optics,     Warrants,
                                                                                   Inc.                       Inc.           etc.
------------------------------------------------------------------------------------------------------------------------------------

                                            Authorized   Authorized   Issued and
                                             Number of     Class     Outstanding
                                              Shares                  Shares
------------------------------------------------------------------------------------------------------------------------------------

Scan-Optics, Inc.                           3,000,000      Common        0          N/A          N/A           N/A          N/A
(continued)                                                Class1
------------------------------------------------------------------------------------------------------------------------------------
Subsidiaries
------------------------------------------------------------------------------------------------------------------------------------

Scan-Optics         Canada       Canada     Unlimited      Common        1          100%         N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

Scan-Optics         UK           UK         1,000,000      Common        865,202    100%         N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------



----------------------
         4 No Class A Common Shares are outstanding and, pursuant to the Borrower's Certificate of Incorporation, no such shares may be issued in the future.

                                 Schedule 5.1(h)
                           Recapitalization Documents

     1. Amendment(s) to and/or Amendment and Restatement(s) of Borrower's Certificate of Incorporation.
     2.   Amendment(s) to and/or Amendment and Restatement(s) of Borrower's
          By-laws.
     3. Certificate of Designation, Preferences, Rights and Restrictions for the New Preferred Stock.
     4.   Organizational Plan.
     5.   Registration Rights Agreement.
     6.   Stock Subscription Agreement
     7.   Common Stock Certificate(s)
     8.   New Preferred Stock Certificate(s)
     9.   Termination of Preferred Stock (Class B) Agreement
     10.  Termination of Warrant Agreement
     11. Stock Option Plan Agreement with respect to management options and/or amendment(s) to existing stock option plans.

                                 Schedule 6.1(b)
                                      Liens

                                     (None)

                                 Schedule 6.1(i)
                    Document Allowing Issuance of Securities

     1.   The Warrant (as defined in the Fourth Amendment).
     2. Any document executed in connection with the Recapitalization and approved in writing by the Required Lenders.
     3. Series B Preferred Stock issued pursuant to the Share Exchange Agreement, dated as of March 30, 2004, between Ark and the Borrower.
     4. Stock Option Plans of the Borrower as such plans exist as of the Closing Date (which plans are described in greater detail in the Borrower's most recent Form 10K filed with the Securities and Exchange Commission).